EXHIBIT 99.1

                Computational Materials and/or ABS Term Sheet.




CWHL 05-31                        1A1

Balance           $48,510,000.00  Delay           24
Coupon            5.506           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           94-09+           8.049           8.253         8.482        8.734          9.019         9.338        9.698    Yield
           94-09+             316             337           361          386            415           448          484   Spread
                  -----------------------------------------------------------------------------------------------------
           94-25+           7.809           7.993         8.198        8.426          8.682         8.969        9.293    Yield
           94-25+             292             311           332          355            382           411          444   Spread
                  -----------------------------------------------------------------------------------------------------
           95-09+           7.570           7.734         7.918        8.120          8.348         8.604        8.892    Yield
           95-09+             268             285           304          325            348           374          404   Spread
                  -----------------------------------------------------------------------------------------------------
           95-25+           7.334           7.478         7.639        7.817          8.018         8.242        8.495    Yield
           95-25+             245             260           276          295            315           338          364   Spread
                  -----------------------------------------------------------------------------------------------------
           96-09+           7.099           7.223         7.363        7.516          7.690         7.883        8.102    Yield
           96-09+             221             234           249          265            282           302          325   Spread
                  -----------------------------------------------------------------------------------------------------
           96-25+           6.866           6.971         7.088        7.218          7.364         7.528        7.712    Yield
           96-25+             198             209           221          235            250           267          286   Spread
                  -----------------------------------------------------------------------------------------------------
           97-09+           6.634           6.720         6.816        6.923          7.042         7.176        7.326    Yield
           97-09+             175             184           194          205            218           232          247   Spread
                  -----------------------------------------------------------------------------------------------------
           97-25+           6.404           6.471         6.546        6.629          6.723         6.827        6.944    Yield
           97-25+             152             159           167          176            186           197          209   Spread
                  -----------------------------------------------------------------------------------------------------
           98-09+           6.176           6.224         6.279        6.339          6.406         6.481        6.566    Yield
           98-09+             129             134           140          147            154           162          171   Spread
                  -----------------------------------------------------------------------------------------------------
           98-25+           5.949           5.979         6.013        6.050          6.092         6.138        6.191    Yield
           98-25+             106             110           114          118            123           128          134   Spread
                  -----------------------------------------------------------------------------------------------------
           99-09+           5.724           5.736         5.749        5.764          5.780         5.799        5.819    Yield
           99-09+              84              85            87           89             92            94           96   Spread
                  -----------------------------------------------------------------------------------------------------
           99-25+           5.501           5.494         5.487        5.480          5.471         5.462        5.451    Yield
           99-25+              61              61            61           61             61            60           60   Spread
                  -----------------------------------------------------------------------------------------------------
          100-09+           5.279           5.254         5.227        5.198          5.165         5.128        5.087    Yield
          100-09+              39              37            35           33             30            27           23   Spread
                  -----------------------------------------------------------------------------------------------------
          100-25+           5.058           5.016         4.970        4.919          4.861         4.797        4.725    Yield
          100-25+              17              13             9            5              0            -6          -13   Spread
                  -----------------------------------------------------------------------------------------------------
          101-09+           4.839           4.780         4.714        4.641          4.560         4.469        4.367    Yield
          101-09+              -5             -10           -16          -23            -31           -39          -49   Spread
                  -----------------------------------------------------------------------------------------------------
          101-25+           4.621           4.545         4.460        4.366          4.261         4.144        4.012    Yield
          101-25+             -27             -34           -42          -50            -60           -72          -84   Spread
                  -----------------------------------------------------------------------------------------------------
          102-09+           4.405           4.312         4.207        4.093          3.965         3.822        3.661    Yield
          102-09+             -48             -57           -67          -78            -90          -104         -119   Spread
                  -----------------------------------------------------------------------------------------------------
          102-25+           4.190           4.080         3.957        3.822          3.671         3.502        3.312    Yield
          102-25+             -70             -80           -92         -105           -119          -136         -154   Spread
                  -----------------------------------------------------------------------------------------------------
          103-09+           3.977           3.850         3.709        3.554          3.379         3.185        2.967    Yield
          103-09+             -91            -103          -117         -132           -149          -167         -189   Spread
                  -----------------------------------------------------------------------------------------------------
          103-25+           3.765           3.622         3.462        3.287          3.090         2.871        2.624    Yield
          103-25+            -112            -126          -141         -158           -178          -199         -223   Spread
                  -----------------------------------------------------------------------------------------------------
          104-09+           3.555           3.395         3.217        3.022          2.803         2.559        2.285    Yield
          104-09+            -133            -149          -166         -185           -206          -230         -257   Spread
                  -----------------------------------------------------------------------------------------------------
          104-25+           3.345           3.170         2.974        2.759          2.518         2.250        1.948    Yield
          104-25+            -154            -171          -190         -211           -235          -261         -291   Spread
                  -----------------------------------------------------------------------------------------------------
          105-09+           3.138           2.946         2.732        2.499          2.236         1.943        1.615    Yield
          105-09+            -175            -194          -214         -237           -263          -292         -324   Spread
                  -----------------------------------------------------------------------------------------------------
          105-25+           2.931           2.724         2.493        2.240          1.956         1.639        1.284    Yield
          105-25+            -196            -216          -238         -263           -291          -322         -357   Spread
                  -----------------------------------------------------------------------------------------------------
          106-09+           2.726           2.503         2.254        1.983          1.677         1.337        0.956    Yield
          106-09+            -216            -238          -262         -289           -319          -352         -390   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            2.47            2.28          2.10         1.93           1.77          1.62         1.48
 Principal Window   Jan06 - Dec08   Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        1A2

Balance           $2,399,000.00   Delay           24
Coupon            5.506           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           93-31+           8.199           8.417         8.660        8.928          9.231         9.571        9.953    Yield
           93-31+             331             354           378          406            437           471          510   Spread
                  -----------------------------------------------------------------------------------------------------
           94-15+           7.958           8.155         8.375        8.618          8.892         9.200        9.546    Yield
           94-15+             307             327           350          375            403           434          469   Spread
                  -----------------------------------------------------------------------------------------------------
           94-31+           7.719           7.895         8.093        8.311          8.557         8.832        9.142    Yield
           94-31+             283             301           322          344            369           397          429   Spread
                  -----------------------------------------------------------------------------------------------------
           95-15+           7.481           7.638         7.813        8.006          8.224         8.468        8.743    Yield
           95-15+             259             276           294          314            336           361          389   Spread
                  -----------------------------------------------------------------------------------------------------
           95-31+           7.246           7.382         7.535        7.704          7.894         8.107        8.347    Yield
           95-31+             236             250           266          283            303           325          349   Spread
                  -----------------------------------------------------------------------------------------------------
           96-15+           7.011           7.129         7.260        7.404          7.567         7.750        7.955    Yield
           96-15+             212             225           238          253            270           289          310   Spread
                  -----------------------------------------------------------------------------------------------------
           96-31+           6.779           6.877         6.986        7.107          7.243         7.396        7.567    Yield
           96-31+             189             200           211          224            238           254          271   Spread
                  -----------------------------------------------------------------------------------------------------
           97-15+           6.548           6.627         6.715        6.812          6.922         7.045        7.183    Yield
           97-15+             166             175           184          194            206           218          233   Spread
                  -----------------------------------------------------------------------------------------------------
           97-31+           6.319           6.379         6.446        6.520          6.603         6.697        6.802    Yield
           97-31+             143             150           157          165            174           184          195   Spread
                  -----------------------------------------------------------------------------------------------------
           98-15+           6.091           6.132         6.179        6.230          6.288         6.352        6.425    Yield
           98-15+             120             125           130          136            142           149          157   Spread
                  -----------------------------------------------------------------------------------------------------
           98-31+           5.865           5.888         5.914        5.942          5.975         6.011        6.051    Yield
           98-31+              98             101           104          107            111           115          120   Spread
                  -----------------------------------------------------------------------------------------------------
           99-15+           5.640           5.645         5.651        5.657          5.664         5.672        5.681    Yield
           99-15+              75              76            77           79             80            81           83   Spread
                  -----------------------------------------------------------------------------------------------------
           99-31+           5.417           5.404         5.390        5.374          5.356         5.336        5.314    Yield
           99-31+              53              52            51           50             49            48           46   Spread
                  -----------------------------------------------------------------------------------------------------
          100-15+           5.196           5.165         5.130        5.093          5.051         5.004        4.951    Yield
          100-15+              31              28            25           22             19            14           10   Spread
                  -----------------------------------------------------------------------------------------------------
          100-31+           4.976           4.927         4.873        4.814          4.748         4.674        4.591    Yield
          100-31+               9               5             0           -6            -12           -19          -26   Spread
                  -----------------------------------------------------------------------------------------------------
          101-15+           4.757           4.691         4.618        4.538          4.448         4.347        4.234    Yield
          101-15+             -13             -19           -26          -33            -42           -51          -62   Spread
                  -----------------------------------------------------------------------------------------------------
          101-31+           4.540           4.457         4.365        4.264          4.150         4.023        3.880    Yield
          101-31+             -35             -42           -51          -61            -72           -84          -97   Spread
                  -----------------------------------------------------------------------------------------------------
          102-15+           4.324           4.225         4.113        3.992          3.854         3.701        3.530    Yield
          102-15+             -56             -66           -76          -88           -101          -116         -132   Spread
                  -----------------------------------------------------------------------------------------------------
          102-31+           4.110           3.994         3.864        3.721          3.561         3.383        3.182    Yield
          102-31+             -78             -89          -101         -115           -130          -148         -167   Spread
                  -----------------------------------------------------------------------------------------------------
          103-15+           3.897           3.764         3.616        3.453          3.271         3.067        2.838    Yield
          103-15+             -99            -112          -126         -142           -159          -179         -202   Spread
                  -----------------------------------------------------------------------------------------------------
          103-31+           3.686           3.536         3.370        3.187          2.982         2.753        2.497    Yield
          103-31+            -120            -135          -151         -168           -188          -211         -236   Spread
                  -----------------------------------------------------------------------------------------------------
          104-15+           3.476           3.310         3.125        2.923          2.696         2.443        2.158    Yield
          104-15+            -141            -157          -175         -195           -217          -242         -270   Spread
                  -----------------------------------------------------------------------------------------------------
          104-31+           3.267           3.085         2.883        2.661          2.412         2.134        1.823    Yield
          104-31+            -162            -180          -199         -221           -245          -273         -303   Spread
                  -----------------------------------------------------------------------------------------------------
          105-15+           3.060           2.862         2.642        2.401          2.130         1.829        1.491    Yield
          105-15+            -183            -202          -223         -247           -273          -303         -336   Spread
                  -----------------------------------------------------------------------------------------------------
          105-31+           2.854           2.641         2.403        2.143          1.851         1.526        1.161    Yield
          105-31+            -203            -224          -247         -273           -301          -333         -369   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            2.47            2.28          2.10         1.93           1.77          1.62         1.48
 Principal Window   Jan06 - Dec08   Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08 Jan06 - Dec08

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        2A1

Balance           $109,937,000.00 Delay           24
Coupon            5.556           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           93-30+           7.800           8.423         9.287       10.256         11.282        12.374       13.546    Yield
           93-30+             290             354           442          540            644           755          877   Spread
                  -----------------------------------------------------------------------------------------------------
           94-14+           7.600           8.165         8.948        9.827         10.757        11.747       12.808    Yield
           94-14+             270             328           408          498            592           693          803   Spread
                  -----------------------------------------------------------------------------------------------------
           94-30+           7.402           7.909         8.613        9.403         10.238        11.126       12.078    Yield
           94-30+             250             302           375          455            540           630          730   Spread
                  -----------------------------------------------------------------------------------------------------
           95-14+           7.205           7.655         8.281        8.982          9.723        10.512       11.356    Yield
           95-14+             230             277           341          413            488           569          658   Spread
                  -----------------------------------------------------------------------------------------------------
           95-30+           7.010           7.404         7.951        8.566          9.214         9.904       10.642    Yield
           95-30+             210             252           309          371            437           508          586   Spread
                  -----------------------------------------------------------------------------------------------------
           96-14+           6.816           7.155         7.625        8.153          8.710         9.302        9.936    Yield
           96-14+             191             227           276          330            387           448          516   Spread
                  -----------------------------------------------------------------------------------------------------
           96-30+           6.624           6.908         7.302        7.744          8.211         8.707        9.237    Yield
           96-30+             172             202           244          289            337           389          446   Spread
                  -----------------------------------------------------------------------------------------------------
           97-14+           6.434           6.663         6.982        7.340          7.717         8.118        8.546    Yield
           97-14+             153             178           212          249            287           330          377   Spread
                  -----------------------------------------------------------------------------------------------------
           97-30+           6.245           6.420         6.665        6.939          7.228         7.534        7.862    Yield
           97-30+             134             154           180          209            239           271          308   Spread
                  -----------------------------------------------------------------------------------------------------
           98-14+           6.057           6.180         6.350        6.541          6.743         6.957        7.186    Yield
           98-14+             115             130           148          169            190           214          241   Spread
                  -----------------------------------------------------------------------------------------------------
           98-30+           5.871           5.941         6.038        6.148          6.263         6.385        6.516    Yield
           98-30+              97             106           117          130            142           156          174   Spread
                  -----------------------------------------------------------------------------------------------------
           99-14+           5.687           5.704         5.730        5.758          5.788         5.819        5.853    Yield
           99-14+              78              82            86           91             95           100          107   Spread
                  -----------------------------------------------------------------------------------------------------
           99-30+           5.503           5.470         5.423        5.371          5.317         5.259        5.197    Yield
           99-30+              60              59            56           52             47            44           42   Spread
                  -----------------------------------------------------------------------------------------------------
          100-14+           5.322           5.237         5.120        4.989          4.850         4.704        4.548    Yield
          100-14+              42              35            25           14              1           -12          -23   Spread
                  -----------------------------------------------------------------------------------------------------
          100-30+           5.141           5.007         4.819        4.609          4.388         4.155        3.905    Yield
          100-30+              24              12            -5          -24            -45           -67          -87   Spread
                  -----------------------------------------------------------------------------------------------------
          101-14+           4.962           4.778         4.521        4.233          3.931         3.610        3.269    Yield
          101-14+               6             -11           -34          -62            -91          -121         -151   Spread
                  -----------------------------------------------------------------------------------------------------
          101-30+           4.784           4.551         4.226        3.861          3.477         3.072        2.640    Yield
          101-30+             -12             -33           -64          -99           -136          -175         -214   Spread
                  -----------------------------------------------------------------------------------------------------
          102-14+           4.608           4.326         3.932        3.491          3.028         2.538        2.016    Yield
          102-14+             -30             -56           -93         -136           -181          -228         -276   Spread
                  -----------------------------------------------------------------------------------------------------
          102-30+           4.433           4.103         3.642        3.125          2.583         2.009        1.399    Yield
          102-30+             -47             -78          -122         -173           -226          -281         -338   Spread
                  -----------------------------------------------------------------------------------------------------
          103-14+           4.259           3.882         3.354        2.762          2.142         1.486        0.788    Yield
          103-14+             -65            -100          -151         -209           -270          -334         -399   Spread
                  -----------------------------------------------------------------------------------------------------
          103-30+           4.087           3.662         3.068        2.403          1.704         0.967        0.183    Yield
          103-30+             -82            -122          -180         -245           -314          -385         -460   Spread
                  -----------------------------------------------------------------------------------------------------
          104-14+           3.915           3.445         2.785        2.046          1.271         0.453       -0.417    Yield
          104-14+             -99            -144          -208         -281           -357          -437         -520   Spread
                  -----------------------------------------------------------------------------------------------------
          104-30+           3.745           3.229         2.504        1.693          0.842        -0.056       -1.010    Yield
          104-30+            -116            -166          -236         -316           -400          -488         -579   Spread
                  -----------------------------------------------------------------------------------------------------
          105-14+           3.577           3.014         2.225        1.342          0.416        -0.560       -1.598    Yield
          105-14+            -133            -187          -264         -351           -443          -538         -638   Spread
                  -----------------------------------------------------------------------------------------------------
          105-30+           3.409           2.802         1.949        0.995         -0.005        -1.060       -2.180    Yield
          105-30+            -150            -208          -292         -386           -485          -588         -696   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            3.12            2.39          1.79         1.40           1.14          0.95         0.81
 Principal Window   Jan06 - Nov10   Jan06 - Nov10 Jan06 - Apr10 Jan06 - Apr09 Jan06 - Aug08 Jan06 - Mar08 Jan06 - Nov07

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        2A2

Balance           $21,243,000.00  Delay           24
Coupon            5.556           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
            93-30           7.020           7.029         7.065        7.322          7.698         8.096        8.517    Yield
            93-30             206             207           211          239            279           320          364   Spread
                  -----------------------------------------------------------------------------------------------------
            94-14           6.893           6.902         6.934        7.167          7.510         7.871        8.254    Yield
            94-14             193             194           198          224            260           298          337   Spread
                  -----------------------------------------------------------------------------------------------------
            94-30           6.767           6.775         6.804        7.014          7.322         7.648        7.992    Yield
            94-30             181             182           185          208            242           276          311   Spread
                  -----------------------------------------------------------------------------------------------------
            95-14           6.642           6.649         6.675        6.862          7.136         7.426        7.732    Yield
            95-14             168             169           172          193            223           253          285   Spread
                  -----------------------------------------------------------------------------------------------------
            95-30           6.518           6.524         6.546        6.710          6.951         7.206        7.474    Yield
            95-30             156             156           159          178            204           231          259   Spread
                  -----------------------------------------------------------------------------------------------------
            96-14           6.394           6.399         6.419        6.560          6.768         6.987        7.218    Yield
            96-14             143             144           146          163            186           210          234   Spread
                  -----------------------------------------------------------------------------------------------------
            96-30           6.271           6.275         6.292        6.410          6.585         6.769        6.964    Yield
            96-30             131             132           134          148            168           188          208   Spread
                  -----------------------------------------------------------------------------------------------------
            97-14           6.149           6.152         6.166        6.262          6.404         6.553        6.711    Yield
            97-14             119             119           121          133            150           166          183   Spread
                  -----------------------------------------------------------------------------------------------------
            97-30           6.028           6.030         6.040        6.114          6.223         6.338        6.459    Yield
            97-30             107             107           109          118            132           145          158   Spread
                  -----------------------------------------------------------------------------------------------------
            98-14           5.907           5.909         5.916        5.968          6.044         6.125        6.210    Yield
            98-14              95              95            96          104            114           123          133   Spread
                  -----------------------------------------------------------------------------------------------------
            98-30           5.787           5.788         5.792        5.822          5.866         5.913        5.962    Yield
            98-30              83              83            84           89             96           102          108   Spread
                  -----------------------------------------------------------------------------------------------------
            99-14           5.668           5.668         5.669        5.677          5.689         5.702        5.715    Yield
            99-14              71              71            71           75             78            81           84   Spread
                  -----------------------------------------------------------------------------------------------------
            99-30           5.550           5.549         5.547        5.533          5.513         5.492        5.471    Yield
            99-30              59              59            59           60             61            60           59   Spread
                  -----------------------------------------------------------------------------------------------------
           100-14           5.432           5.430         5.425        5.390          5.339         5.284        5.227    Yield
           100-14              47              47            47           46             43            39           35   Spread
                  -----------------------------------------------------------------------------------------------------
           100-30           5.315           5.312         5.304        5.248          5.165         5.078        4.986    Yield
           100-30              36              35            35           32             26            19           11   Spread
                  -----------------------------------------------------------------------------------------------------
           101-14           5.199           5.195         5.184        5.106          4.992         4.872        4.746    Yield
           101-14              24              24            23           18              9            -2          -13   Spread
                  -----------------------------------------------------------------------------------------------------
           101-30           5.083           5.079         5.065        4.966          4.821         4.668        4.507    Yield
           101-30              12              12            11            3             -9           -22          -37   Spread
                  -----------------------------------------------------------------------------------------------------
           102-14           4.968           4.963         4.946        4.826          4.650         4.465        4.270    Yield
           102-14               1               0            -1          -11            -26           -43          -61   Spread
                  -----------------------------------------------------------------------------------------------------
           102-30           4.854           4.848         4.828        4.687          4.481         4.263        4.034    Yield
           102-30             -11             -11           -13          -24            -43           -63          -85   Spread
                  -----------------------------------------------------------------------------------------------------
           103-14           4.740           4.733         4.711        4.549          4.312         4.063        3.800    Yield
           103-14             -22             -23           -24          -38            -60           -83         -108   Spread
                  -----------------------------------------------------------------------------------------------------
           103-30           4.627           4.620         4.594        4.412          4.145         3.863        3.567    Yield
           103-30             -33             -34           -36          -52            -76          -103         -131   Spread
                  -----------------------------------------------------------------------------------------------------
           104-14           4.515           4.507         4.478        4.275          3.978         3.665        3.336    Yield
           104-14             -45             -45           -48          -66            -93          -123         -154   Spread
                  -----------------------------------------------------------------------------------------------------
           104-30           4.403           4.394         4.363        4.140          3.812         3.468        3.106    Yield
           104-30             -56             -56           -59          -79           -109          -142         -177   Spread
                  -----------------------------------------------------------------------------------------------------
           105-14           4.292           4.282         4.248        4.005          3.648         3.273        2.877    Yield
           105-14             -67             -68           -71          -93           -126          -162         -200   Spread
                  -----------------------------------------------------------------------------------------------------
           105-30           4.182           4.171         4.134        3.871          3.484         3.078        2.650    Yield
           105-30             -78             -79           -82         -106           -142          -181         -223   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            4.95            4.91          4.77         3.97           3.18          2.63         2.23
 Principal Window   Nov10 - Dec10   Nov10 - Nov10 Apr10 - Nov10 Apr09 - Sep10 Aug08 - Oct09 Mar08 - Jan09 Nov07 - Aug08

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        2A3

Balance           $41,826,000.00  Delay           24
Coupon            5.556           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           94-14+           6.880           6.880         6.885        6.891          6.939         7.037        7.171    Yield
           94-14+             192             192           192          193            199           209          224   Spread
                  -----------------------------------------------------------------------------------------------------
           94-30+           6.755           6.755         6.759        6.765          6.808         6.896        7.017    Yield
           94-30+             179             179           180          180            185           195          209   Spread
                  -----------------------------------------------------------------------------------------------------
           95-14+           6.631           6.631         6.635        6.639          6.678         6.756        6.864    Yield
           95-14+             167             167           167          168            172           181          193   Spread
                  -----------------------------------------------------------------------------------------------------
           95-30+           6.508           6.508         6.511        6.515          6.549         6.617        6.712    Yield
           95-30+             155             155           155          156            160           167          178   Spread
                  -----------------------------------------------------------------------------------------------------
           96-14+           6.385           6.385         6.388        6.391          6.420         6.479        6.560    Yield
           96-14+             142             142           143          143            147           154          163   Spread
                  -----------------------------------------------------------------------------------------------------
           96-30+           6.263           6.263         6.265        6.268          6.293         6.342        6.410    Yield
           96-30+             130             130           130          131            134           140          148   Spread
                  -----------------------------------------------------------------------------------------------------
           97-14+           6.142           6.142         6.144        6.146          6.166         6.206        6.261    Yield
           97-14+             118             118           118          119            121           126          133   Spread
                  -----------------------------------------------------------------------------------------------------
           97-30+           6.021           6.021         6.023        6.024          6.040         6.070        6.112    Yield
           97-30+             106             106           106          106            109           113          118   Spread
                  -----------------------------------------------------------------------------------------------------
           98-14+           5.902           5.902         5.903        5.904          5.914         5.936        5.965    Yield
           98-14+              94              94            94           94             96            99          103   Spread
                  -----------------------------------------------------------------------------------------------------
           98-30+           5.783           5.783         5.783        5.784          5.790         5.802        5.819    Yield
           98-30+              82              82            82           82             84            86           89   Spread
                  -----------------------------------------------------------------------------------------------------
           99-14+           5.665           5.665         5.665        5.665          5.666         5.669        5.673    Yield
           99-14+              70              70            70           70             71            73           74   Spread
                  -----------------------------------------------------------------------------------------------------
           99-30+           5.547           5.547         5.547        5.546          5.543         5.537        5.528    Yield
           99-30+              59              59            59           59             59            59           60   Spread
                  -----------------------------------------------------------------------------------------------------
          100-14+           5.430           5.430         5.429        5.428          5.420         5.405        5.385    Yield
          100-14+              47              47            47           47             47            46           45   Spread
                  -----------------------------------------------------------------------------------------------------
          100-30+           5.314           5.314         5.313        5.311          5.299         5.275        5.242    Yield
          100-30+              35              35            35           35             35            33           31   Spread
                  -----------------------------------------------------------------------------------------------------
          101-14+           5.199           5.199         5.197        5.195          5.178         5.145        5.100    Yield
          101-14+              24              24            24           23             22            20           17   Spread
                  -----------------------------------------------------------------------------------------------------
          101-30+           5.084           5.084         5.082        5.079          5.058         5.016        4.959    Yield
          101-30+              12              12            12           12             10             7            3   Spread
                  -----------------------------------------------------------------------------------------------------
          102-14+           4.970           4.970         4.967        4.964          4.938         4.888        4.819    Yield
          102-14+               1               1             1            0             -2            -6          -11   Spread
                  -----------------------------------------------------------------------------------------------------
          102-30+           4.856           4.856         4.853        4.849          4.820         4.761        4.679    Yield
          102-30+             -10             -10           -11          -11            -13           -18          -25   Spread
                  -----------------------------------------------------------------------------------------------------
          103-14+           4.744           4.744         4.740        4.736          4.702         4.634        4.541    Yield
          103-14+             -22             -22           -22          -22            -25           -31          -39   Spread
                  -----------------------------------------------------------------------------------------------------
          103-30+           4.632           4.631         4.628        4.623          4.584         4.508        4.403    Yield
          103-30+             -33             -33           -33          -34            -37           -44          -53   Spread
                  -----------------------------------------------------------------------------------------------------
          104-14+           4.520           4.520         4.516        4.510          4.468         4.383        4.266    Yield
          104-14+             -44             -44           -44          -45            -49           -56          -66   Spread
                  -----------------------------------------------------------------------------------------------------
          104-30+           4.409           4.409         4.404        4.398          4.352         4.258        4.130    Yield
          104-30+             -55             -55           -56          -56            -60           -68          -80   Spread
                  -----------------------------------------------------------------------------------------------------
          105-14+           4.299           4.299         4.294        4.287          4.236         4.135        3.995    Yield
          105-14+             -66             -66           -67          -67            -72           -81          -94   Spread
                  -----------------------------------------------------------------------------------------------------
          105-30+           4.190           4.189         4.184        4.177          4.121         4.012        3.861    Yield
          105-30+             -77             -77           -78          -78            -83           -93         -107   Spread
                  -----------------------------------------------------------------------------------------------------
          106-14+           4.081           4.080         4.074        4.067          4.007         3.889        3.727    Yield
          106-14+             -88             -88           -89          -89            -95          -105         -120   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            4.99            4.99          4.97         4.94           4.74          4.38         3.96
 Principal Window   Dec10 - Dec10   Nov10 - Dec10 Nov10 - Dec10 Sep10 - Dec10 Oct09 - Dec10 Jan09 - Dec10 Aug08 - Dec10

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        2A4

Balance           $8,556,000.00   Delay           24
Coupon            5.556           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           93-22+           7.510           7.767         8.054        8.380          8.751         9.170        9.643    Yield
           93-22+             258             286           315          349            387           430          478   Spread
                  -----------------------------------------------------------------------------------------------------
           94-06+           7.344           7.578         7.839        8.136          8.473         8.854        9.284    Yield
           94-06+             242             267           294          325            359           398          442   Spread
                  -----------------------------------------------------------------------------------------------------
           94-22+           7.180           7.391         7.626        7.894          8.198         8.541        8.928    Yield
           94-22+             225             248           273          300            332           367          406   Spread
                  -----------------------------------------------------------------------------------------------------
           95-06+           7.017           7.205         7.415        7.654          7.925         8.231        8.576    Yield
           95-06+             209             229           252          276            304           336          371   Spread
                  -----------------------------------------------------------------------------------------------------
           95-22+           6.855           7.020         7.206        7.416          7.655         7.924        8.229    Yield
           95-22+             193             211           231          253            277           305          336   Spread
                  -----------------------------------------------------------------------------------------------------
           96-06+           6.694           6.838         6.998        7.180          7.387         7.621        7.884    Yield
           96-06+             177             193           210          229            251           275          302   Spread
                  -----------------------------------------------------------------------------------------------------
           96-22+           6.534           6.656         6.792        6.947          7.123         7.321        7.544    Yield
           96-22+             161             174           189          206            224           245          268   Spread
                  -----------------------------------------------------------------------------------------------------
           97-06+           6.375           6.476         6.588        6.716          6.860         7.023        7.207    Yield
           97-06+             145             156           169          183            198           215          234   Spread
                  -----------------------------------------------------------------------------------------------------
           97-22+           6.218           6.298         6.386        6.486          6.600         6.729        6.874    Yield
           97-22+             129             139           149          160            172           186          201   Spread
                  -----------------------------------------------------------------------------------------------------
           98-06+           6.062           6.120         6.185        6.259          6.343         6.437        6.544    Yield
           98-06+             114             121           129          137            146           156          168   Spread
                  -----------------------------------------------------------------------------------------------------
           98-22+           5.907           5.944         5.986        6.034          6.088         6.149        6.217    Yield
           98-22+              98             103           109          114            121           128          135   Spread
                  -----------------------------------------------------------------------------------------------------
           99-06+           5.753           5.770         5.789        5.811          5.835         5.863        5.894    Yield
           99-06+              83              86            89           92             95            99          103   Spread
                  -----------------------------------------------------------------------------------------------------
           99-22+           5.600           5.597         5.593        5.589          5.585         5.580        5.575    Yield
           99-22+              67              69            69           70             70            71           71   Spread
                  -----------------------------------------------------------------------------------------------------
          100-06+           5.448           5.425         5.399        5.370          5.337         5.300        5.258    Yield
          100-06+              52              51            50           48             46            43           39   Spread
                  -----------------------------------------------------------------------------------------------------
          100-22+           5.297           5.254         5.207        5.153          5.091         5.022        4.945    Yield
          100-22+              37              34            31           26             21            15            8   Spread
                  -----------------------------------------------------------------------------------------------------
          101-06+           5.148           5.085         5.016        4.937          4.848         4.748        4.635    Yield
          101-06+              22              17            12            5             -3           -13          -23   Spread
                  -----------------------------------------------------------------------------------------------------
          101-22+           4.999           4.917         4.826        4.723          4.606         4.475        4.328    Yield
          101-22+               7               1            -7          -17            -27           -40          -54   Spread
                  -----------------------------------------------------------------------------------------------------
          102-06+           4.851           4.750         4.638        4.511          4.367         4.206        4.024    Yield
          102-06+              -7             -16           -26          -38            -51           -67          -84   Spread
                  -----------------------------------------------------------------------------------------------------
          102-22+           4.704           4.585         4.451        4.301          4.130         3.939        3.723    Yield
          102-22+             -22             -33           -45          -59            -75           -93         -114   Spread
                  -----------------------------------------------------------------------------------------------------
          103-06+           4.559           4.420         4.266        4.092          3.895         3.674        3.425    Yield
          103-06+             -37             -49           -63          -80            -99          -120         -144   Spread
                  -----------------------------------------------------------------------------------------------------
          103-22+           4.414           4.257         4.083        3.886          3.662         3.412        3.129    Yield
          103-22+             -51             -65           -82         -100           -122          -146         -173   Spread
                  -----------------------------------------------------------------------------------------------------
          104-06+           4.270           4.095         3.901        3.680          3.432         3.152        2.837    Yield
          104-06+             -66             -82          -100         -121           -145          -172         -203   Spread
                  -----------------------------------------------------------------------------------------------------
          104-22+           4.128           3.934         3.720        3.477          3.203         2.894        2.548    Yield
          104-22+             -80             -98          -118         -141           -168          -198         -232   Spread
                  -----------------------------------------------------------------------------------------------------
          105-06+           3.986           3.774         3.540        3.275          2.976         2.639        2.261    Yield
          105-06+             -94            -114          -136         -161           -190          -223         -260   Spread
                  -----------------------------------------------------------------------------------------------------
          105-22+           3.845           3.616         3.362        3.075          2.751         2.387        1.977    Yield
          105-22+            -108            -130          -154         -181           -213          -249         -289   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            3.80            3.33          2.93         2.57           2.26          1.98         1.74
 Principal Window   Jan06 - Dec10   Jan06 - Dec10 Jan06 - Dec10 Jan06 - Dec10 Jan06 - Dec10 Jan06 - Dec10 Jan06 - Dec10

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        3A1

Balance           $134,953,000.00 Delay           24
Coupon            5.621           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
            93-28           7.193           7.462         7.764        8.111          8.505         8.948        9.443    Yield
            93-28             224             253           285          321            362           407          458   Spread
                  -----------------------------------------------------------------------------------------------------
            94-12           7.056           7.300         7.574        7.889          8.247         8.648        9.097    Yield
            94-12             210             237           266          299            336           377          423   Spread
                  -----------------------------------------------------------------------------------------------------
            94-28           6.921           7.141         7.387        7.670          7.991         8.351        8.754    Yield
            94-28             197             221           247          277            310           347          389   Spread
                  -----------------------------------------------------------------------------------------------------
            95-12           6.787           6.982         7.201        7.452          7.738         8.058        8.416    Yield
            95-12             183             205           229          255            285           318          355   Spread
                  -----------------------------------------------------------------------------------------------------
            95-28           6.654           6.825         7.017        7.237          7.487         7.767        8.081    Yield
            95-28             170             189           210          234            260           289          321   Spread
                  -----------------------------------------------------------------------------------------------------
            96-12           6.522           6.669         6.834        7.024          7.239         7.480        7.750    Yield
            96-12             157             174           192          212            235           260          288   Spread
                  -----------------------------------------------------------------------------------------------------
            96-28           6.391           6.515         6.654        6.813          6.994         7.196        7.423    Yield
            96-28             143             158           174          191            211           232          256   Spread
                  -----------------------------------------------------------------------------------------------------
            97-12           6.261           6.362         6.474        6.604          6.751         6.915        7.100    Yield
            97-12             130             143           156          170            186           204          223   Spread
                  -----------------------------------------------------------------------------------------------------
            97-28           6.132           6.210         6.297        6.397          6.510         6.638        6.780    Yield
            97-28             118             128           138          150            162           176          191   Spread
                  -----------------------------------------------------------------------------------------------------
            98-12           6.004           6.059         6.121        6.192          6.272         6.363        6.463    Yield
            98-12             105             113           121          129            139           149          160   Spread
                  -----------------------------------------------------------------------------------------------------
            98-28           5.877           5.910         5.947        5.989          6.037         6.090        6.151    Yield
            98-28              92              98           103          109            115           121          128   Spread
                  -----------------------------------------------------------------------------------------------------
            99-12           5.751           5.762         5.774        5.788          5.803         5.821        5.841    Yield
            99-12              79              83            86           89             92            94           97   Spread
                  -----------------------------------------------------------------------------------------------------
            99-28           5.626           5.615         5.602        5.588          5.573         5.555        5.535    Yield
            99-28              67              68            69           69             69            68           67   Spread
                  -----------------------------------------------------------------------------------------------------
           100-12           5.501           5.469         5.433        5.391          5.344         5.291        5.232    Yield
           100-12              55              53            52           49             46            41           36   Spread
                  -----------------------------------------------------------------------------------------------------
           100-28           5.378           5.324         5.264        5.195          5.117         5.030        4.933    Yield
           100-28              42              39            35           30             23            15            7   Spread
                  -----------------------------------------------------------------------------------------------------
           101-12           5.256           5.181         5.097        5.002          4.893         4.772        4.636    Yield
           101-12              30              25            18           10              1           -11          -23   Spread
                  -----------------------------------------------------------------------------------------------------
           101-28           5.134           5.038         4.932        4.810          4.671         4.516        4.343    Yield
           101-28              18              10             2           -9            -22           -36          -52   Spread
                  -----------------------------------------------------------------------------------------------------
           102-12           5.013           4.897         4.768        4.619          4.451         4.263        4.053    Yield
           102-12               6              -4           -15          -28            -44           -61          -81   Spread
                  -----------------------------------------------------------------------------------------------------
           102-28           4.893           4.757         4.605        4.431          4.233         4.012        3.766    Yield
           102-28              -6             -18           -31          -47            -65           -86         -110   Spread
                  -----------------------------------------------------------------------------------------------------
           103-12           4.774           4.618         4.444        4.244          4.018         3.764        3.481    Yield
           103-12             -18             -32           -47          -66            -87          -111         -139   Spread
                  -----------------------------------------------------------------------------------------------------
           103-28           4.656           4.480         4.284        4.059          3.804         3.519        3.200    Yield
           103-28             -30             -45           -63          -84           -108          -136         -167   Spread
                  -----------------------------------------------------------------------------------------------------
           104-12           4.539           4.343         4.125        3.875          3.592         3.275        2.922    Yield
           104-12             -42             -59           -79         -102           -130          -160         -195   Spread
                  -----------------------------------------------------------------------------------------------------
           104-28           4.423           4.207         3.968        3.693          3.382         3.035        2.646    Yield
           104-28             -53             -73           -95         -121           -151          -184         -222   Spread
                  -----------------------------------------------------------------------------------------------------
           105-12           4.307           4.073         3.811        3.513          3.174         2.796        2.374    Yield
           105-12             -65             -86          -110         -139           -171          -208         -249   Spread
                  -----------------------------------------------------------------------------------------------------
           105-28           4.192           3.939         3.657        3.334          2.968         2.560        2.104    Yield
           105-28             -76            -100          -126         -157           -192          -232         -276   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            4.82            4.06          3.44         2.92           2.49          2.13         1.84
 Principal Window   Jan06 - Dec12   Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        3A2

Balance           $6,674,000.00   Delay           24
Coupon            5.621           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
            93-15           7.304           7.594         7.919        8.293          8.718         9.194        9.727    Yield
            93-15             235             266           300          339            383           432          486   Spread
                  -----------------------------------------------------------------------------------------------------
            93-31           7.167           7.431         7.728        8.069          8.457         8.891        9.378    Yield
            93-31             221             250           281          317            357           401          451   Spread
                  -----------------------------------------------------------------------------------------------------
            94-15           7.031           7.270         7.539        7.848          8.199         8.592        9.032    Yield
            94-15             207             234           262          295            331           371          416   Spread
                  -----------------------------------------------------------------------------------------------------
            94-31           6.896           7.111         7.352        7.629          7.943         8.296        8.690    Yield
            94-31             194             218           244          273            306           342          382   Spread
                  -----------------------------------------------------------------------------------------------------
            95-15           6.762           6.953         7.166        7.412          7.690         8.003        8.353    Yield
            95-15             181             202           225          251            280           313          349   Spread
                  -----------------------------------------------------------------------------------------------------
            95-31           6.629           6.796         6.982        7.197          7.440         7.713        8.019    Yield
            95-31             167             186           207          230            255           284          315   Spread
                  -----------------------------------------------------------------------------------------------------
            96-15           6.497           6.640         6.800        6.984          7.193         7.427        7.689    Yield
            96-15             154             171           189          208            231           255          282   Spread
                  -----------------------------------------------------------------------------------------------------
            96-31           6.367           6.486         6.620        6.774          6.948         7.144        7.362    Yield
            96-31             141             155           170          187            206           227          249   Spread
                  -----------------------------------------------------------------------------------------------------
            97-15           6.237           6.333         6.441        6.565          6.706         6.863        7.039    Yield
            97-15             128             140           153          167            182           199          217   Spread
                  -----------------------------------------------------------------------------------------------------
            97-31           6.108           6.181         6.264        6.358          6.466         6.586        6.720    Yield
            97-31             115             125           135          146            158           171          185   Spread
                  -----------------------------------------------------------------------------------------------------
            98-15           5.980           6.031         6.088        6.154          6.228         6.311        6.404    Yield
            98-15             102             110           117          125            134           143          154   Spread
                  -----------------------------------------------------------------------------------------------------
            98-31           5.853           5.882         5.914        5.951          5.993         6.040        6.092    Yield
            98-31              90              95           100          105            111           116          122   Spread
                  -----------------------------------------------------------------------------------------------------
            99-15           5.727           5.734         5.742        5.750          5.760         5.771        5.783    Yield
            99-15              77              80            83           85             87            89           92   Spread
                  -----------------------------------------------------------------------------------------------------
            99-31           5.602           5.587         5.570        5.551          5.530         5.505        5.478    Yield
            99-31              65              65            66           65             64            63           61   Spread
                  -----------------------------------------------------------------------------------------------------
           100-15           5.478           5.442         5.401        5.354          5.301         5.242        5.176    Yield
           100-15              52              51            49           45             41            36           31   Spread
                  -----------------------------------------------------------------------------------------------------
           100-31           5.355           5.297         5.233        5.159          5.075         4.981        4.877    Yield
           100-31              40              36            32           26             19            10            1   Spread
                  -----------------------------------------------------------------------------------------------------
           101-15           5.233           5.154         5.066        4.965          4.851         4.724        4.581    Yield
           101-15              28              22            15            7             -4           -15          -29   Spread
                  -----------------------------------------------------------------------------------------------------
           101-31           5.111           5.012         4.901        4.774          4.630         4.468        4.288    Yield
           101-31              16               8            -1          -13            -26           -41          -58   Spread
                  -----------------------------------------------------------------------------------------------------
           102-15           4.991           4.871         4.737        4.584          4.410         4.216        3.999    Yield
           102-15               3              -6           -18          -32            -48           -66          -87   Spread
                  -----------------------------------------------------------------------------------------------------
           102-31           4.871           4.731         4.575        4.396          4.193         3.966        3.712    Yield
           102-31              -9             -20           -34          -50            -69           -91         -116   Spread
                  -----------------------------------------------------------------------------------------------------
           103-15           4.752           4.592         4.414        4.209          3.977         3.718        3.428    Yield
           103-15             -20             -34           -50          -69            -91          -116         -144   Spread
                  -----------------------------------------------------------------------------------------------------
           103-31           4.634           4.454         4.254        4.024          3.764         3.473        3.148    Yield
           103-31             -32             -48           -66          -88           -112          -140         -172   Spread
                  -----------------------------------------------------------------------------------------------------
           104-15           4.517           4.318         4.095        3.841          3.553         3.230        2.870    Yield
           104-15             -44             -62           -82         -106           -133          -165         -200   Spread
                  -----------------------------------------------------------------------------------------------------
           104-31           4.401           4.182         3.938        3.659          3.343         2.990        2.595    Yield
           104-31             -56             -75           -98         -124           -154          -189         -227   Spread
                  -----------------------------------------------------------------------------------------------------
           105-15           4.285           4.047         3.782        3.479          3.136         2.752        2.323    Yield
           105-15             -67             -89          -113         -142           -175          -213         -254   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            4.82            4.06          3.44         2.92           2.49          2.13         1.84
 Principal Window   Jan06 - Dec12   Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12 Jan06 - Dec12

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        4A1

Balance           $139,592,034.00 Delay           24
Coupon            5.744           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
            94-05           7.827           8.757         9.738       10.780         11.882        13.057       14.316    Yield
            94-05             292             388           488          593            704           826          956   Spread
                  -----------------------------------------------------------------------------------------------------
            94-21           7.634           8.475         9.362       10.303         11.298        12.358       13.494    Yield
            94-21             272             360           450          546            646           757          874   Spread
                  -----------------------------------------------------------------------------------------------------
            95-05           7.444           8.196         8.989        9.830         10.720        11.667       12.681    Yield
            95-05             253             332           413          498            588           688          793   Spread
                  -----------------------------------------------------------------------------------------------------
            95-21           7.255           7.920         8.620        9.363         10.148        10.983       11.877    Yield
            95-21             234             304           376          452            531           619          712   Spread
                  -----------------------------------------------------------------------------------------------------
            96-05           7.067           7.645         8.254        8.900          9.582        10.307       11.083    Yield
            96-05             216             277           340          405            474           551          633   Spread
                  -----------------------------------------------------------------------------------------------------
            96-21           6.881           7.374         7.892        8.441          9.021         9.637       10.297    Yield
            96-21             197             250           303          359            418           485          554   Spread
                  -----------------------------------------------------------------------------------------------------
            97-05           6.697           7.104         7.533        7.987          8.466         8.975        9.519    Yield
            97-05             179             223           267          314            363           418          476   Spread
                  -----------------------------------------------------------------------------------------------------
            97-21           6.514           6.837         7.177        7.537          7.916         8.319        8.750    Yield
            97-21             160             196           232          269            308           353          400   Spread
                  -----------------------------------------------------------------------------------------------------
            98-05           6.333           6.573         6.825        7.091          7.372         7.671        7.989    Yield
            98-05             142             169           197          225            253           288          323   Spread
                  -----------------------------------------------------------------------------------------------------
            98-21           6.154           6.311         6.475        6.650          6.834         7.029        7.237    Yield
            98-21             124             143           162          180            200           224          248   Spread
                  -----------------------------------------------------------------------------------------------------
            99-05           5.976           6.051         6.129        6.212          6.300         6.393        6.492    Yield
            99-05             106             117           127          137            146           160          174   Spread
                  -----------------------------------------------------------------------------------------------------
            99-21           5.799           5.793         5.786        5.779          5.772         5.764        5.755    Yield
            99-21              89              91            93           93             93            97          100   Spread
                  -----------------------------------------------------------------------------------------------------
           100-05           5.624           5.537         5.446        5.350          5.248         5.141        5.026    Yield
           100-05              71              66            59           50             41            35           27   Spread
                  -----------------------------------------------------------------------------------------------------
           100-21           5.451           5.284         5.109        4.924          4.730         4.524        4.305    Yield
           100-21              54              41            25            8            -11           -27          -45   Spread
                  -----------------------------------------------------------------------------------------------------
           101-05           5.278           5.033         4.775        4.503          4.217         3.914        3.591    Yield
           101-05              37              15            -8          -34            -62           -88         -116   Spread
                  -----------------------------------------------------------------------------------------------------
           101-21           5.108           4.784         4.444        4.085          3.708         3.309        2.885    Yield
           101-21              20              -9           -42          -76           -113          -148         -187   Spread
                  -----------------------------------------------------------------------------------------------------
           102-05           4.938           4.536         4.116        3.671          3.205         2.711        2.186    Yield
           102-05               3             -34           -74         -117           -163          -208         -257   Spread
                  -----------------------------------------------------------------------------------------------------
           102-21           4.770           4.291         3.790        3.261          2.706         2.118        1.494    Yield
           102-21             -14             -59          -107         -158           -213          -267         -326   Spread
                  -----------------------------------------------------------------------------------------------------
           103-05           4.604           4.048         3.467        2.855          2.211         1.531        0.809    Yield
           103-05             -31             -83          -139         -199           -263          -326         -395   Spread
                  -----------------------------------------------------------------------------------------------------
           103-21           4.438           3.808         3.147        2.452          1.721         0.950        0.131    Yield
           103-21             -47            -107          -171         -239           -312          -384         -462   Spread
                  -----------------------------------------------------------------------------------------------------
           104-05           4.274           3.568         2.830        2.052          1.236         0.374       -0.541    Yield
           104-05             -64            -131          -203         -279           -360          -442         -530   Spread
                  -----------------------------------------------------------------------------------------------------
           104-21           4.111           3.331         2.516        1.657          0.755        -0.196       -1.205    Yield
           104-21             -80            -155          -234         -319           -408          -499         -596   Spread
                  -----------------------------------------------------------------------------------------------------
           105-05           3.950           3.096         2.204        1.264          0.279        -0.761       -1.863    Yield
           105-05             -96            -178          -266         -358           -456          -555         -662   Spread
                  -----------------------------------------------------------------------------------------------------
           105-21           3.790           2.863         1.894        0.875         -0.194        -1.320       -2.515    Yield
           105-21            -112            -202          -296         -397           -503          -611         -727   Spread
                  -----------------------------------------------------------------------------------------------------
           106-05           3.631           2.631         1.588        0.489         -0.662        -1.874       -3.160    Yield
           106-05            -128            -225          -327         -436           -550          -667         -791   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            3.33            2.18          1.60         1.25           1.02          0.85         0.72
 Principal Window   Jan06 - Sep13   Jan06 - Jan11 Jan06 - Aug09 Jan06 - Oct08 Jan06 - Apr08 Jan06 - Nov07 Jan06 - Aug07

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        4A2

Balance           $40,329,966.00  Delay           24
Coupon            5.744           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
            93-19           6.705           7.004         7.363        7.761          8.192         8.647        9.131    Yield
            93-19             164             201           241          284            329           376          426   Spread
                  -----------------------------------------------------------------------------------------------------
            94-03           6.629           6.902         7.230        7.593          7.987         8.403        8.845    Yield
            94-03             156             190           228          267            309           352          397   Spread
                  -----------------------------------------------------------------------------------------------------
            94-19           6.552           6.800         7.098        7.427          7.784         8.161        8.561    Yield
            94-19             149             180           214          250            288           328          369   Spread
                  -----------------------------------------------------------------------------------------------------
            95-03           6.477           6.699         6.966        7.262          7.582         7.920        8.279    Yield
            95-03             141             170           201          234            268           303          340   Spread
                  -----------------------------------------------------------------------------------------------------
            95-19           6.401           6.599         6.835        7.097          7.381         7.681        7.999    Yield
            95-19             134             160           188          218            248           280          312   Spread
                  -----------------------------------------------------------------------------------------------------
            96-03           6.327           6.499         6.705        6.934          7.182         7.443        7.721    Yield
            96-03             126             150           175          201            228           256          285   Spread
                  -----------------------------------------------------------------------------------------------------
            96-19           6.252           6.400         6.576        6.772          6.984         7.207        7.444    Yield
            96-19             119             140           162          185            208           232          257   Spread
                  -----------------------------------------------------------------------------------------------------
            97-03           6.179           6.301         6.448        6.611          6.787         6.973        7.170    Yield
            97-03             111             130           149          169            189           209          229   Spread
                  -----------------------------------------------------------------------------------------------------
            97-19           6.105           6.203         6.321        6.451          6.592         6.740        6.897    Yield
            97-19             104             121           137          153            169           185          202   Spread
                  -----------------------------------------------------------------------------------------------------
            98-03           6.032           6.106         6.194        6.292          6.397         6.509        6.627    Yield
            98-03              97             111           124          137            150           162          175   Spread
                  -----------------------------------------------------------------------------------------------------
            98-19           5.960           6.009         6.068        6.134          6.204         6.279        6.358    Yield
            98-19              89             101           111          121            130           139          148   Spread
                  -----------------------------------------------------------------------------------------------------
            99-03           5.888           5.913         5.943        5.976          6.012         6.050        6.091    Yield
            99-03              82              91            99          105            111           116          122   Spread
                  -----------------------------------------------------------------------------------------------------
            99-19           5.817           5.818         5.819        5.820          5.822         5.824        5.825    Yield
            99-19              75              82            86           90             92            94           95   Spread
                  -----------------------------------------------------------------------------------------------------
           100-03           5.746           5.723         5.695        5.665          5.632         5.598        5.562    Yield
           100-03              68              72            74           74             73            71           69   Spread
                  -----------------------------------------------------------------------------------------------------
           100-19           5.675           5.628         5.573        5.511          5.444         5.374        5.300    Yield
           100-19              61              63            62           59             54            49           42   Spread
                  -----------------------------------------------------------------------------------------------------
           101-03           5.605           5.535         5.450        5.358          5.257         5.151        5.039    Yield
           101-03              54              54            50           44             36            27           16   Spread
                  -----------------------------------------------------------------------------------------------------
           101-19           5.535           5.441         5.329        5.205          5.071         4.930        4.781    Yield
           101-19              47              44            38           28             17             4           -9   Spread
                  -----------------------------------------------------------------------------------------------------
           102-03           5.466           5.349         5.209        5.054          4.886         4.710        4.524    Yield
           102-03              40              35            25           13             -1           -18          -35   Spread
                  -----------------------------------------------------------------------------------------------------
           102-19           5.397           5.257         5.089        4.903          4.703         4.492        4.269    Yield
           102-19              33              26            13           -2            -20           -39          -61   Spread
                  -----------------------------------------------------------------------------------------------------
           103-03           5.328           5.165         4.970        4.754          4.520         4.275        4.015    Yield
           103-03              26              17             2          -17            -38           -61          -86   Spread
                  -----------------------------------------------------------------------------------------------------
           103-19           5.260           5.074         4.851        4.605          4.339         4.059        3.763    Yield
           103-19              19               8           -10          -32            -56           -83         -111   Spread
                  -----------------------------------------------------------------------------------------------------
           104-03           5.193           4.984         4.733        4.457          4.158         3.844        3.512    Yield
           104-03              13              -1           -22          -46            -74          -104         -136   Spread
                  -----------------------------------------------------------------------------------------------------
           104-19           5.125           4.894         4.616        4.310          3.979         3.631        3.263    Yield
           104-19               6             -10           -34          -61            -92          -125         -161   Spread
                  -----------------------------------------------------------------------------------------------------
           105-03           5.059           4.804         4.500        4.164          3.801         3.419        3.016    Yield
           105-03              -1             -19           -45          -76           -110          -147         -186   Spread
                  -----------------------------------------------------------------------------------------------------
           105-19           4.992           4.715         4.384        4.019          3.624         3.209        2.770    Yield
           105-19              -7             -28           -57          -90           -128          -168         -210   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            9.31            6.47          4.74         3.66           2.94          2.43         2.06
 Principal Window   Sep13 - Dec15   Jan11 - Feb14 Aug09 - Dec11 Oct08 - Aug10 Apr08 - Sep09 Nov07 - Jan09 Aug07 - Jul08

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        4A3

Balance           $59,974,000.00  Delay           24
Coupon            5.744           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           93-18+           6.661           6.678         6.767        6.902          7.070         7.266        7.489    Yield
           93-18+             158             160           172          188            208           230          254   Spread
                  -----------------------------------------------------------------------------------------------------
           94-02+           6.588           6.604         6.685        6.808          6.962         7.141        7.345    Yield
           94-02+             151             153           164          179            197           217          240   Spread
                  -----------------------------------------------------------------------------------------------------
           94-18+           6.516           6.530         6.604        6.715          6.854         7.017        7.202    Yield
           94-18+             143             145           155          170            186           205          226   Spread
                  -----------------------------------------------------------------------------------------------------
           95-02+           6.444           6.457         6.523        6.623          6.748         6.894        7.059    Yield
           95-02+             136             138           147          160            176           193          211   Spread
                  -----------------------------------------------------------------------------------------------------
           95-18+           6.373           6.384         6.443        6.531          6.642         6.771        6.918    Yield
           95-18+             129             131           139          151            165           180          197   Spread
                  -----------------------------------------------------------------------------------------------------
           96-02+           6.302           6.312         6.363        6.440          6.537         6.650        6.778    Yield
           96-02+             122             124           131          142            155           168          183   Spread
                  -----------------------------------------------------------------------------------------------------
           96-18+           6.232           6.240         6.284        6.350          6.433         6.529        6.639    Yield
           96-18+             115             116           123          133            144           156          169   Spread
                  -----------------------------------------------------------------------------------------------------
           97-02+           6.162           6.169         6.205        6.260          6.329         6.409        6.500    Yield
           97-02+             108             109           116          124            134           144          156   Spread
                  -----------------------------------------------------------------------------------------------------
           97-18+           6.092           6.098         6.127        6.171          6.226         6.290        6.363    Yield
           97-18+             101             102           108          115            123           132          142   Spread
                  -----------------------------------------------------------------------------------------------------
           98-02+           6.023           6.028         6.049        6.082          6.124         6.172        6.227    Yield
           98-02+              94              95           100          106            113           120          128   Spread
                  -----------------------------------------------------------------------------------------------------
           98-18+           5.955           5.958         5.972        5.994          6.022         6.055        6.091    Yield
           98-18+              87              88            92           97            103           109          115   Spread
                  -----------------------------------------------------------------------------------------------------
           99-02+           5.887           5.888         5.895        5.907          5.921         5.938        5.957    Yield
           99-02+              80              81            85           89             93            97          101   Spread
                  -----------------------------------------------------------------------------------------------------
           99-18+           5.819           5.819         5.819        5.820          5.821         5.822        5.823    Yield
           99-18+              74              74            77           80             83            85           88   Spread
                  -----------------------------------------------------------------------------------------------------
          100-02+           5.752           5.750         5.744        5.734          5.721         5.707        5.691    Yield
          100-02+              67              67            69           71             73            74           75   Spread
                  -----------------------------------------------------------------------------------------------------
          100-18+           5.685           5.682         5.668        5.648          5.622         5.593        5.559    Yield
          100-18+              60              61            62           63             63            63           61   Spread
                  -----------------------------------------------------------------------------------------------------
          101-02+           5.618           5.614         5.594        5.563          5.524         5.479        5.428    Yield
          101-02+              54              54            54           54             53            51           48   Spread
                  -----------------------------------------------------------------------------------------------------
          101-18+           5.552           5.547         5.519        5.478          5.426         5.366        5.298    Yield
          101-18+              47              47            47           46             44            40           35   Spread
                  -----------------------------------------------------------------------------------------------------
          102-02+           5.487           5.480         5.445        5.394          5.329         5.254        5.169    Yield
          102-02+              40              40            40           37             34            29           22   Spread
                  -----------------------------------------------------------------------------------------------------
          102-18+           5.421           5.413         5.372        5.310          5.233         5.143        5.041    Yield
          102-18+              34              34            32           29             24            18           10   Spread
                  -----------------------------------------------------------------------------------------------------
          103-02+           5.356           5.347         5.299        5.227          5.137         5.032        4.913    Yield
          103-02+              27              27            25           21             15             7           -3   Spread
                  -----------------------------------------------------------------------------------------------------
          103-18+           5.292           5.281         5.227        5.144          5.042         4.922        4.787    Yield
          103-18+              21              20            18           12              5            -4          -16   Spread
                  -----------------------------------------------------------------------------------------------------
          104-02+           5.228           5.215         5.154        5.062          4.947         4.813        4.661    Yield
          104-02+              15              14            10            4             -4           -15          -28   Spread
                  -----------------------------------------------------------------------------------------------------
          104-18+           5.164           5.150         5.083        4.981          4.853         4.705        4.536    Yield
          104-18+               8               7             3           -4            -14           -26          -41   Spread
                  -----------------------------------------------------------------------------------------------------
          105-02+           5.101           5.086         5.012        4.899          4.760         4.597        4.412    Yield
          105-02+               2               1            -4          -12            -23           -37          -53   Spread
                  -----------------------------------------------------------------------------------------------------
          105-18+           5.038           5.021         4.941        4.819          4.667         4.490        4.288    Yield
          105-18+              -4              -5           -11          -20            -32           -48          -66   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            9.99            9.73          8.61         7.34           6.20          5.24         4.45
 Principal Window   Dec15 - Dec15   Feb14 - Dec15 Dec11 - Dec15 Aug10 - Dec15 Sep09 - Dec15 Jan09 - Dec15 Jul08 - Dec15

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        4A4

Balance           $11,864,000.00  Delay           24
Coupon            5.744           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
            93-16           7.187           7.502         7.859        8.267          8.725         9.229        9.785    Yield
            93-16             220             255           293          336            383           435          492   Spread
                  -----------------------------------------------------------------------------------------------------
            94-00           7.069           7.357         7.682        8.054          8.472         8.932        9.438    Yield
            94-00             208             240           275          315            358           405          457   Spread
                  -----------------------------------------------------------------------------------------------------
            94-16           6.953           7.213         7.507        7.844          8.221         8.638        9.096    Yield
            94-16             197             226           258          294            333           376          423   Spread
                  -----------------------------------------------------------------------------------------------------
            95-00           6.837           7.070         7.334        7.636          7.974         8.347        8.757    Yield
            95-00             185             212           241          273            308           347          389   Spread
                  -----------------------------------------------------------------------------------------------------
            95-16           6.722           6.929         7.163        7.430          7.729         8.059        8.423    Yield
            95-16             174             197           223          252            284           318          355   Spread
                  -----------------------------------------------------------------------------------------------------
            96-00           6.608           6.789         6.993        7.226          7.487         7.775        8.092    Yield
            96-00             162             183           206          232            260           290          322   Spread
                  -----------------------------------------------------------------------------------------------------
            96-16           6.496           6.650         6.825        7.024          7.248         7.494        7.766    Yield
            96-16             151             170           190          212            236           262          290   Spread
                  -----------------------------------------------------------------------------------------------------
            97-00           6.384           6.513         6.658        6.825          7.011         7.217        7.443    Yield
            97-00             140             156           173          192            212           234          257   Spread
                  -----------------------------------------------------------------------------------------------------
            97-16           6.273           6.377         6.493        6.627          6.777         6.942        7.124    Yield
            97-16             129             142           156          172            189           206          226   Spread
                  -----------------------------------------------------------------------------------------------------
            98-00           6.163           6.242         6.330        6.432          6.545         6.671        6.809    Yield
            98-00             118             129           140          152            165           179          194   Spread
                  -----------------------------------------------------------------------------------------------------
            98-16           6.054           6.108         6.169        6.238          6.316         6.402        6.497    Yield
            98-16             107             115           124          133            142           152          163   Spread
                  -----------------------------------------------------------------------------------------------------
            99-00           5.946           5.975         6.009        6.047          6.089         6.137        6.189    Yield
            99-00              96             102           108          114            120           126          132   Spread
                  -----------------------------------------------------------------------------------------------------
            99-16           5.838           5.844         5.850        5.857          5.865         5.874        5.884    Yield
            99-16              85              89            92           95             97            99          101   Spread
                  -----------------------------------------------------------------------------------------------------
           100-00           5.732           5.714         5.693        5.670          5.643         5.614        5.582    Yield
           100-00              75              76            76           76             75            73           71   Spread
                  -----------------------------------------------------------------------------------------------------
           100-16           5.626           5.585         5.538        5.484          5.424         5.357        5.284    Yield
           100-16              64              63            61           58             53            48           42   Spread
                  -----------------------------------------------------------------------------------------------------
           101-00           5.521           5.457         5.383        5.300          5.206         5.103        4.990    Yield
           101-00              54              50            45           39             32            22           12   Spread
                  -----------------------------------------------------------------------------------------------------
           101-16           5.418           5.330         5.231        5.118          4.991         4.852        4.698    Yield
           101-16              43              37            30           21             10            -3          -17   Spread
                  -----------------------------------------------------------------------------------------------------
           102-00           5.314           5.204         5.080        4.938          4.779         4.603        4.410    Yield
           102-00              33              25            15            3            -11           -28          -46   Spread
                  -----------------------------------------------------------------------------------------------------
           102-16           5.212           5.079         4.930        4.759          4.568         4.357        4.125    Yield
           102-16              23              12             0          -15            -32           -52          -74   Spread
                  -----------------------------------------------------------------------------------------------------
           103-00           5.111           4.956         4.781        4.582          4.360         4.114        3.843    Yield
           103-00              12               0           -15          -32            -53           -77         -103   Spread
                  -----------------------------------------------------------------------------------------------------
           103-16           5.010           4.833         4.634        4.407          4.153         3.873        3.564    Yield
           103-16               2             -12           -29          -50            -74          -101         -130   Spread
                  -----------------------------------------------------------------------------------------------------
           104-00           4.910           4.712         4.488        4.234          3.949         3.634        3.288    Yield
           104-00              -8             -24           -44          -67            -94          -125         -158   Spread
                  -----------------------------------------------------------------------------------------------------
           104-16           4.811           4.591         4.344        4.062          3.747         3.398        3.015    Yield
           104-16             -18             -36           -58          -84           -114          -148         -185   Spread
                  -----------------------------------------------------------------------------------------------------
           105-00           4.712           4.471         4.201        3.892          3.546         3.165        2.745    Yield
           105-00             -27             -48           -73         -102           -135          -171         -212   Spread
                  -----------------------------------------------------------------------------------------------------
           105-16           4.614           4.353         4.059        3.724          3.348         2.933        2.477    Yield
           105-16             -37             -60           -87         -118           -154          -195         -239   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            6.00            4.79          3.88         3.18           2.64          2.21         1.88
 Principal Window   Jan06 - Dec15   Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        B1

Balance           $13,109,000.00  Delay           24
Coupon            5.642           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           92-23+           7.037           7.144         7.314        7.464          7.611         7.777        7.958    Yield
           92-23+             257             268           287          303            318           335          353   Spread
                  -----------------------------------------------------------------------------------------------------
           93-07+           6.938           7.037         7.193        7.331          7.467         7.621        7.787    Yield
           93-07+             247             258           275          289            303           319          336   Spread
                  -----------------------------------------------------------------------------------------------------
           93-23+           6.840           6.930         7.074        7.200          7.325         7.465        7.618    Yield
           93-23+             237             247           263          276            289           304          319   Spread
                  -----------------------------------------------------------------------------------------------------
           94-07+           6.743           6.824         6.955        7.070          7.183         7.311        7.450    Yield
           94-07+             227             236           251          263            275           288          303   Spread
                  -----------------------------------------------------------------------------------------------------
           94-23+           6.646           6.719         6.837        6.940          7.043         7.158        7.283    Yield
           94-23+             218             226           239          250            261           273          286   Spread
                  -----------------------------------------------------------------------------------------------------
           95-07+           6.550           6.615         6.719        6.812          6.903         7.006        7.118    Yield
           95-07+             208             216           227          237            247           258          269   Spread
                  -----------------------------------------------------------------------------------------------------
           95-23+           6.454           6.511         6.603        6.684          6.764         6.855        6.954    Yield
           95-23+             198             205           216          225            233           243          253   Spread
                  -----------------------------------------------------------------------------------------------------
           96-07+           6.360           6.409         6.488        6.558          6.627         6.706        6.791    Yield
           96-07+             189             195           204          212            219           228          237   Spread
                  -----------------------------------------------------------------------------------------------------
           96-23+           6.265           6.306         6.373        6.432          6.490         6.557        6.629    Yield
           96-23+             180             185           193          199            206           213          221   Spread
                  -----------------------------------------------------------------------------------------------------
           97-07+           6.172           6.205         6.259        6.307          6.355         6.409        6.468    Yield
           97-07+             170             175           181          187            192           198          204   Spread
                  -----------------------------------------------------------------------------------------------------
           97-23+           6.079           6.104         6.146        6.183          6.220         6.262        6.309    Yield
           97-23+             161             164           170          174            179           183          189   Spread
                  -----------------------------------------------------------------------------------------------------
           98-07+           5.987           6.004         6.033        6.060          6.086         6.117        6.150    Yield
           98-07+             152             154           159          162            165           169          173   Spread
                  -----------------------------------------------------------------------------------------------------
           98-23+           5.895           5.905         5.922        5.937          5.954         5.972        5.993    Yield
           98-23+             142             144           147          150            152           154          157   Spread
                  -----------------------------------------------------------------------------------------------------
           99-07+           5.804           5.806         5.811        5.816          5.822         5.829        5.837    Yield
           99-07+             133             135           136          138            139           140          141   Spread
                  -----------------------------------------------------------------------------------------------------
           99-23+           5.714           5.708         5.701        5.695          5.691         5.686        5.682    Yield
           99-23+             124             125           125          126            126           126          126   Spread
                  -----------------------------------------------------------------------------------------------------
          100-07+           5.624           5.610         5.591        5.575          5.560         5.544        5.528    Yield
          100-07+             115             115           114          114            113           112          110   Spread
                  -----------------------------------------------------------------------------------------------------
          100-23+           5.535           5.513         5.482        5.456          5.431         5.404        5.375    Yield
          100-23+             106             105           104          102            100            98           95   Spread
                  -----------------------------------------------------------------------------------------------------
          101-07+           5.446           5.417         5.374        5.338          5.303         5.264        5.223    Yield
          101-07+              98              96            93           90             87            84           80   Spread
                  -----------------------------------------------------------------------------------------------------
          101-23+           5.358           5.321         5.267        5.220          5.175         5.125        5.072    Yield
          101-23+              89              86            82           78             74            70           65   Spread
                  -----------------------------------------------------------------------------------------------------
          102-07+           5.271           5.226         5.161        5.104          5.049         4.988        4.922    Yield
          102-07+              80              77            71           67             62            56           50   Spread
                  -----------------------------------------------------------------------------------------------------
          102-23+           5.184           5.132         5.055        4.988          4.923         4.851        4.774    Yield
          102-23+              71              67            61           55             49            42           35   Spread
                  -----------------------------------------------------------------------------------------------------
          103-07+           5.098           5.038         4.950        4.872          4.798         4.715        4.626    Yield
          103-07+              63              58            50           43             36            29           20   Spread
                  -----------------------------------------------------------------------------------------------------
          103-23+           5.012           4.945         4.845        4.758          4.674         4.580        4.479    Yield
          103-23+              54              49            40           32             24            15            6   Spread
                  -----------------------------------------------------------------------------------------------------
          104-07+           4.927           4.852         4.741        4.644          4.550         4.445        4.333    Yield
          104-07+              46              39            29           21             12             2           -9   Spread
                  -----------------------------------------------------------------------------------------------------
          104-23+           4.842           4.760         4.638        4.531          4.428         4.312        4.188    Yield
          104-23+              37              30            19            9             -1           -12          -23   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            7.01            6.33          5.53         4.97           4.52          4.11         3.74
 Principal Window   Jan06 - Dec15   Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        B2

Balance           $5,898,000.00   Delay           24
Coupon            5.642           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           91-29+           7.199           7.320         7.512        7.681          7.846         8.034        8.237    Yield
           91-29+             273             286           306          324            341           361          381   Spread
                  -----------------------------------------------------------------------------------------------------
           92-13+           7.099           7.211         7.390        7.547          7.701         7.876        8.065    Yield
           92-13+             263             275           294          311            327           345          364   Spread
                  -----------------------------------------------------------------------------------------------------
           92-29+           7.000           7.104         7.268        7.414          7.557         7.718        7.894    Yield
           92-29+             253             264           282          298            312           329          347   Spread
                  -----------------------------------------------------------------------------------------------------
           93-13+           6.901           6.997         7.148        7.282          7.414         7.562        7.724    Yield
           93-13+             243             254           270          284            298           313          330   Spread
                  -----------------------------------------------------------------------------------------------------
           93-29+           6.803           6.890         7.029        7.151          7.271         7.408        7.555    Yield
           93-29+             233             243           258          271            284           298          313   Spread
                  -----------------------------------------------------------------------------------------------------
           94-13+           6.706           6.785         6.910        7.021          7.130         7.254        7.387    Yield
           94-13+             224             233           246          258            270           283          296   Spread
                  -----------------------------------------------------------------------------------------------------
           94-29+           6.610           6.680         6.793        6.892          6.990         7.101        7.221    Yield
           94-29+             214             222           235          245            256           267          280   Spread
                  -----------------------------------------------------------------------------------------------------
           95-13+           6.514           6.576         6.676        6.764          6.851         6.949        7.056    Yield
           95-13+             204             212           223          233            242           252          263   Spread
                  -----------------------------------------------------------------------------------------------------
           95-29+           6.419           6.473         6.560        6.637          6.713         6.799        6.893    Yield
           95-29+             195             201           211          220            228           237          247   Spread
                  -----------------------------------------------------------------------------------------------------
           96-13+           6.324           6.370         6.444        6.510          6.576         6.650        6.730    Yield
           96-13+             185             191           200          207            214           222          231   Spread
                  -----------------------------------------------------------------------------------------------------
           96-29+           6.230           6.268         6.330        6.385          6.439         6.501        6.569    Yield
           96-29+             176             181           188          195            201           207          215   Spread
                  -----------------------------------------------------------------------------------------------------
           97-13+           6.137           6.167         6.216        6.260          6.304         6.354        6.408    Yield
           97-13+             167             171           177          182            187           193          198   Spread
                  -----------------------------------------------------------------------------------------------------
           97-29+           6.045           6.066         6.103        6.137          6.170         6.208        6.249    Yield
           97-29+             157             161           166          170            174           178          183   Spread
                  -----------------------------------------------------------------------------------------------------
           98-13+           5.953           5.967         5.991        6.014          6.036         6.063        6.091    Yield
           98-13+             148             151           154          158            160           163          167   Spread
                  -----------------------------------------------------------------------------------------------------
           98-29+           5.861           5.867         5.880        5.892          5.904         5.918        5.934    Yield
           98-29+             139             141           143          145            147           149          151   Spread
                  -----------------------------------------------------------------------------------------------------
           99-13+           5.770           5.769         5.769        5.771          5.772         5.775        5.779    Yield
           99-13+             130             131           132          133            134           135          136   Spread
                  -----------------------------------------------------------------------------------------------------
           99-29+           5.680           5.671         5.659        5.650          5.642         5.633        5.624    Yield
           99-29+             121             121           121          121            121           121          120   Spread
                  -----------------------------------------------------------------------------------------------------
          100-13+           5.591           5.574         5.550        5.531          5.512         5.492        5.470    Yield
          100-13+             112             111           110          109            108           106          105   Spread
                  -----------------------------------------------------------------------------------------------------
          100-29+           5.502           5.477         5.442        5.412          5.383         5.351        5.318    Yield
          100-29+             103             102            99           97             95            92           89   Spread
                  -----------------------------------------------------------------------------------------------------
          101-13+           5.413           5.381         5.334        5.294          5.255         5.212        5.166    Yield
          101-13+              94              92            89           86             82            78           74   Spread
                  -----------------------------------------------------------------------------------------------------
          101-29+           5.326           5.286         5.227        5.176          5.128         5.074        5.016    Yield
          101-29+              86              83            78           74             69            65           59   Spread
                  -----------------------------------------------------------------------------------------------------
          102-13+           5.238           5.191         5.121        5.060          5.001         4.936        4.866    Yield
          102-13+              77              73            67           62             57            51           44   Spread
                  -----------------------------------------------------------------------------------------------------
          102-29+           5.152           5.097         5.015        4.944          4.876         4.800        4.718    Yield
          102-29+              68              64            57           51             44            37           29   Spread
                  -----------------------------------------------------------------------------------------------------
          103-13+           5.065           5.003         4.910        4.829          4.751         4.664        4.571    Yield
          103-13+              60              54            46           39             32            24           15   Spread
                  -----------------------------------------------------------------------------------------------------
          103-29+           4.980           4.910         4.806        4.715          4.627         4.529        4.424    Yield
          103-29+              51              45            36           28             19            10            0   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            7.01            6.33          5.53         4.97           4.52          4.11         3.74
 Principal Window   Jan06 - Dec15   Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

CWHL 05-31                        B3

Balance           $3,276,000.00   Delay           24
Coupon            5.642           Dated           12/1/2005
Settle            12/28/2005      First Payment   1/25/2006


           Prepay          10 CPB          15 CPB        20 CPB       25 CPB         30 CPB        35 CPB       40 CPB
-----------------------------------------------------------------------------------------------------------------------
           89-29+           7.607           7.762         8.008        8.226          8.439         8.680        8.941    Yield
           89-29+             314             330           356          379            401           425          452   Spread
                  -----------------------------------------------------------------------------------------------------
           90-13+           7.504           7.650         7.883        8.088          8.289         8.517        8.763    Yield
           90-13+             303             319           344          365            386           409          434   Spread
                  -----------------------------------------------------------------------------------------------------
           90-29+           7.401           7.539         7.758        7.951          8.140         8.355        8.586    Yield
           90-29+             293             308           331          351            371           393          416   Spread
                  -----------------------------------------------------------------------------------------------------
           91-13+           7.300           7.429         7.634        7.815          7.993         8.194        8.411    Yield
           91-13+             283             297           319          338            356           377          399   Spread
                  -----------------------------------------------------------------------------------------------------
           91-29+           7.199           7.320         7.512        7.681          7.846         8.034        8.237    Yield
           91-29+             273             286           306          324            341           361          381   Spread
                  -----------------------------------------------------------------------------------------------------
           92-13+           7.099           7.211         7.390        7.547          7.701         7.876        8.065    Yield
           92-13+             263             275           294          311            327           345          364   Spread
                  -----------------------------------------------------------------------------------------------------
           92-29+           7.000           7.104         7.268        7.414          7.557         7.718        7.894    Yield
           92-29+             253             264           282          298            312           329          347   Spread
                  -----------------------------------------------------------------------------------------------------
           93-13+           6.901           6.997         7.148        7.282          7.414         7.562        7.724    Yield
           93-13+             243             254           270          284            298           313          330   Spread
                  -----------------------------------------------------------------------------------------------------
           93-29+           6.803           6.890         7.029        7.151          7.271         7.408        7.555    Yield
           93-29+             233             243           258          271            284           298          313   Spread
                  -----------------------------------------------------------------------------------------------------
           94-13+           6.706           6.785         6.910        7.021          7.130         7.254        7.387    Yield
           94-13+             224             233           246          258            270           283          296   Spread
                  -----------------------------------------------------------------------------------------------------
           94-29+           6.610           6.680         6.793        6.892          6.990         7.101        7.221    Yield
           94-29+             214             222           235          245            256           267          280   Spread
                  -----------------------------------------------------------------------------------------------------
           95-13+           6.514           6.576         6.676        6.764          6.851         6.949        7.056    Yield
           95-13+             204             212           223          233            242           252          263   Spread
                  -----------------------------------------------------------------------------------------------------
           95-29+           6.419           6.473         6.560        6.637          6.713         6.799        6.893    Yield
           95-29+             195             201           211          220            228           237          247   Spread
                  -----------------------------------------------------------------------------------------------------
           96-13+           6.324           6.370         6.444        6.510          6.576         6.650        6.730    Yield
           96-13+             185             191           200          207            214           222          231   Spread
                  -----------------------------------------------------------------------------------------------------
           96-29+           6.230           6.268         6.330        6.385          6.439         6.501        6.569    Yield
           96-29+             176             181           188          195            201           207          215   Spread
                  -----------------------------------------------------------------------------------------------------
           97-13+           6.137           6.167         6.216        6.260          6.304         6.354        6.408    Yield
           97-13+             167             171           177          182            187           193          198   Spread
                  -----------------------------------------------------------------------------------------------------
           97-29+           6.045           6.066         6.103        6.137          6.170         6.208        6.249    Yield
           97-29+             157             161           166          170            174           178          183   Spread
                  -----------------------------------------------------------------------------------------------------
           98-13+           5.953           5.967         5.991        6.014          6.036         6.063        6.091    Yield
           98-13+             148             151           154          158            160           163          167   Spread
                  -----------------------------------------------------------------------------------------------------
           98-29+           5.861           5.867         5.880        5.892          5.904         5.918        5.934    Yield
           98-29+             139             141           143          145            147           149          151   Spread
                  -----------------------------------------------------------------------------------------------------
           99-13+           5.770           5.769         5.769        5.771          5.772         5.775        5.779    Yield
           99-13+             130             131           132          133            134           135          136   Spread
                  -----------------------------------------------------------------------------------------------------
           99-29+           5.680           5.671         5.659        5.650          5.642         5.633        5.624    Yield
           99-29+             121             121           121          121            121           121          120   Spread
                  -----------------------------------------------------------------------------------------------------
          100-13+           5.591           5.574         5.550        5.531          5.512         5.492        5.470    Yield
          100-13+             112             111           110          109            108           106          105   Spread
                  -----------------------------------------------------------------------------------------------------
          100-29+           5.502           5.477         5.442        5.412          5.383         5.351        5.318    Yield
          100-29+             103             102            99           97             95            92           89   Spread
                  -----------------------------------------------------------------------------------------------------
          101-13+           5.413           5.381         5.334        5.294          5.255         5.212        5.166    Yield
          101-13+              94              92            89           86             82            78           74   Spread
                  -----------------------------------------------------------------------------------------------------
          101-29+           5.326           5.286         5.227        5.176          5.128         5.074        5.016    Yield
          101-29+              86              83            78           74             69            65           59   Spread
-----------------------------------------------------------------------------------------------------------------------

              WAL            7.01            6.33          5.53         4.97           4.52          4.11         3.74
 Principal Window   Jan06 - Dec15   Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15 Jan06 - Dec15

        LIBOR_6MO         4.63688
        LIBOR_1YR            4.83
        CMT_1YR              4.35

Curve as of 12/07/05



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                    Exhibit __


Goldman, Sachs & Co.            CWMBS 2005-31             Balance over 1MM and
                          Cut-off - December 1, 2005     Group 2 - 5yr Hybrids

==============================================================================


------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count:  6
Current Balance:  $7,940,650
Average Current Balance:  $1,323,442
Gross Weighted Average Coupon:  5.988%
Net Weighted Average Coupon:  5.729%
Weighted Average Expense Rate:  0.259%
Weighted Average Expense Rate - after Reset:  0.384%
Original Term:  360
Remaining Term:  359
Age:  1
Original Loan-to-Value Ratio:  68.67%
Current Loan-to-Value Ratio:  68.67%
Margin:  2.250%
Net Margin:  1.866%
Non-Zero Initial Periodic Cap:  5.000%
Non-Zero Subsequent Periodic Cap:  2.000%
Lifetime Cap:  5.000%
Maximum Interest Rate:  10.988%
Months to Next Roll:  59
FICO Score:  737
Max Zip Code Percentage:  22.970%
Final Maturity:  2035-12-01
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Product Type                      Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
5yr Hybrids                           6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Product Type                      %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
5yr Hybrids                         100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Principal Balance                 Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
$950,000.01 to $1,100,000.00          2   $2,098,900    26.4%    5.875     5.616     746     70  100.0     100.0   100.0
$1,100,000.01 to $1,250,000.00        2    2,322,750     29.3    6.149     5.890     718     75   48.4     100.0   100.0
$1,550,000.01 to $1,700,000.00        1    1,695,000     21.3    5.625     5.366     750     68  100.0     100.0   100.0
$1,700,000.01 to $1,850,000.00        1    1,824,000     23.0    6.250     5.991     739     60  100.0       0.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Principal Balance                 %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
$950,000.01 to $1,100,000.00        100.0        0.0      60          0
$1,100,000.01 to $1,250,000.00      100.0        0.0      59          1
$1,550,000.01 to $1,700,000.00      100.0        0.0      58          2
$1,700,000.01 to $1,850,000.00      100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Current Rate                      Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
5.250% to 5.499%                      1   $1,123,500    14.1%    5.375     5.116     710     75  100.0     100.0   100.0
5.500% to 5.749%                      1    1,695,000     21.3    5.625     5.366     750     68  100.0     100.0   100.0
5.750% to 5.999%                      2    2,098,900     26.4    5.875     5.616     746     70  100.0     100.0   100.0
6.250% to 6.499%                      1    1,824,000     23.0    6.250     5.991     739     60  100.0       0.0   100.0
6.750% to 6.999%                      1    1,199,250     15.1    6.875     6.616     726     75    0.0     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Current Rate                      %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
5.250% to 5.499%                    100.0        0.0      58          2
5.500% to 5.749%                    100.0        0.0      58          2
5.750% to 5.999%                    100.0        0.0      60          0
6.250% to 6.499%                    100.0        0.0      60          0
6.750% to 6.999%                    100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Original Term                     Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
360                                   6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Original Term                     %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
360                                 100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Age                               Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
0                                     4   $5,122,150    64.5%    6.243     5.984     739     68   76.6      64.4   100.0
2                                     2    2,818,500     35.5    5.525     5.266     734     71  100.0     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Age                               %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
0                                   100.0        0.0      60          0
2                                   100.0        0.0      58          2
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio      Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
50.001% to 60.000%                    1   $1,824,000    23.0%    6.250     5.991     739     60  100.0       0.0   100.0
60.001% to 70.000%                    2    2,742,900     34.5    5.721     5.462     742     69  100.0     100.0   100.0
70.001% to 75.000%                    3    3,373,750     42.5    6.064     5.805     732     73   64.5     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Original Loan-To-Value Ratio      %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
50.001% to 60.000%                  100.0        0.0      60          0
60.001% to 70.000%                  100.0        0.0      59          1
70.001% to 75.000%                  100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio      Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
50.001% - 60.000%                     1   $1,824,000    23.0%    6.250     5.991     739     60  100.0       0.0   100.0
60.001% - 70.000%                     2    2,742,900     34.5    5.721     5.462     742     69  100.0     100.0   100.0
70.001% - 75.000%                     2    2,174,500     27.4    5.617     5.358     736     73  100.0     100.0   100.0
90.001% - 95.000%                     1    1,199,250     15.1    6.875     6.616     726     75    0.0     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Combined Loan-To-Value Ratio      %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
50.001% - 60.000%                   100.0        0.0      60          0
60.001% - 70.000%                   100.0        0.0      59          1
70.001% - 75.000%                   100.0        0.0      59          1
90.001% - 95.000%                   100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
==============================================================================
                                                                   Page 1 of 3

Goldman, Sachs & Co.            CWMBS 2005-31             Balance over 1MM and
                          Cut-off - December 1, 2005     Group 2 - 5yr Hybrids

==============================================================================



--------------------------------------------------------------------------------------------------------------------------
FICO Score                        Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
700 to 719                            1   $1,123,500    14.1%    5.375     5.116     710     75  100.0     100.0   100.0
720 to 739                            3    4,071,150     51.3    6.338     6.079     733     67   70.5      55.2   100.0
740 to 759                            1    1,695,000     21.3    5.625     5.366     750     68  100.0     100.0   100.0
760 to 779                            1    1,051,000     13.2    5.875     5.616     763     70  100.0     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
FICO Score                        %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
700 to 719                          100.0        0.0      58          2
720 to 739                          100.0        0.0      60          0
740 to 759                          100.0        0.0      58          2
760 to 779                          100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
States                            Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
CA                                    2   $2,247,150    28.3%    6.409     6.150     727     73   46.6     100.0   100.0
CO                                    1    1,051,000     13.2    5.875     5.616     763     70  100.0     100.0   100.0
MI                                    1    1,695,000     21.3    5.625     5.366     750     68  100.0     100.0   100.0
TX                                    1    1,824,000     23.0    6.250     5.991     739     60  100.0       0.0   100.0
WY                                    1    1,123,500     14.1    5.375     5.116     710     75  100.0     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
States                            %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
CA                                  100.0        0.0      60          0
CO                                  100.0        0.0      60          0
MI                                  100.0        0.0      58          2
TX                                  100.0        0.0      60          0
WY                                  100.0        0.0      58          2
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Index                             Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                            6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Index                             %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
1 YR LIBOR                          100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Margin                            Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
2.250%                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Margin                            %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
2.250%                              100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Caps - as given on the tape       Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
5/2/5                                 6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Caps - as given on the tape       %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
5/2/5                               100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Max Rate                          Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
10.000% to 10.499%                    1   $1,123,500    14.1%    5.375     5.116     710     75  100.0     100.0   100.0
10.500% to 10.999%                    3    3,793,900     47.8    5.763     5.504     748     69  100.0     100.0   100.0
11.000% to 11.499%                    1    1,824,000     23.0    6.250     5.991     739     60  100.0       0.0   100.0
11.500% to 11.999%                    1    1,199,250     15.1    6.875     6.616     726     75    0.0     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Max Rate                          %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
10.000% to 10.499%                  100.0        0.0      58          2
10.500% to 10.999%                  100.0        0.0      59          1
11.000% to 11.499%                  100.0        0.0      60          0
11.500% to 11.999%                  100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Original Months to Roll           Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
60                                    6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------
Original Months to Roll           %1yrCMT     MTR        Age
------------------------------------------------------------
60                                    0.0      59          1
------------------------------------------------------------
Total:                                0.0      59          1
------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Months to Roll                    Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
58                                    2   $2,818,500    35.5%    5.525     5.266     734     71  100.0     100.0   100.0
60                                    4    5,122,150     64.5    6.243     5.984     739     68   76.6      64.4   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Months to Roll                    %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
58                                  100.0        0.0      58          2
60                                  100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Property Type                     Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
PUD                                   2   $2,174,500    27.4%    5.617     5.358     736     73  100.0     100.0   100.0
SINGLE FAMILY                         4    5,766,150     72.6    6.128     5.869     738     67   79.2      68.4   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Property Type                     %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
PUD                                 100.0        0.0      59          1
SINGLE FAMILY                       100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Occupancy Code                    Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
Primary                               6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Occupancy Code                    %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
Primary                             100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Purpose                           Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
Cashout Refi                          3   $3,866,400    48.7%    5.620     5.361     733     70  100.0     100.0   100.0
Purchase                              1    1,199,250     15.1    6.875     6.616     726     75    0.0     100.0   100.0
RateTerm Refi                         2    2,875,000     36.2    6.113     5.854     748     64  100.0      36.6   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Purpose                           %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
Cashout Refi                        100.0        0.0      59          1
Purchase                            100.0        0.0      60          0
RateTerm Refi                       100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
==============================================================================
                                                                   Page 2 of 3

Goldman, Sachs & Co.            CWMBS 2005-31             Balance over 1MM and
                          Cut-off - December 1, 2005     Group 2 - 5yr Hybrids

==============================================================================



--------------------------------------------------------------------------------------------------------------------------
Documentation Type                Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
FULL                                  5   $6,116,650    77.0%    5.910     5.651     737     71   80.4     100.0   100.0
PREFERRED                             1    1,824,000     23.0    6.250     5.991     739     60  100.0       0.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Documentation Type                %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
FULL                                100.0        0.0      59          1
PREFERRED                           100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Flag           Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
N                                     5   $6,116,650    77.0%    5.910     5.651     737     71   80.4     100.0   100.0
Y                                     1    1,824,000     23.0    6.250     5.991     739     60  100.0       0.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Prepayment Penalty Flag           %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
N                                   100.0        0.0      59          1
Y                                   100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Terms          Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
0                                     5   $6,116,650    77.0%    5.910     5.651     737     71   80.4     100.0   100.0
36                                    1    1,824,000     23.0    6.250     5.991     739     60  100.0       0.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Prepayment Penalty Terms          %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
0                                   100.0        0.0      59          1
36                                  100.0        0.0      60          0
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty                Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
Description
3 year Soft Prepay                    1   $1,824,000    23.0%    6.250     5.991     739     60  100.0       0.0   100.0
No Prepay                             5    6,116,650     77.0    5.910     5.651     737     71   80.4     100.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Prepayment Penalty                %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
Description
3 year Soft Prepay                  100.0        0.0      60          0
No Prepay                           100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Interest Only                     Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
N                                     1   $1,199,250    15.1%    6.875     6.616     726     75    0.0     100.0   100.0
Y                                     5    6,741,400     84.9    5.830     5.571     739     68  100.0      72.9   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Interest Only                     %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
N                                   100.0        0.0      60          0
Y                                   100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Interest Only                     Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
0.000                                 1   $1,199,250    15.1%    6.875     6.616     726     75    0.0     100.0   100.0
60.000                                5    6,741,400     84.9    5.830     5.571     739     68  100.0      72.9   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Interest Only                     %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
0.000                               100.0        0.0      60          0
60.000                              100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
CurrLTV <= 80                         6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Mortgage Insurance                %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
CurrLTV <= 80                       100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------
Servicer                          Count      Balance  Percent     GWAC      NWAC    FICO    LTV    %IO  %FullDoc     %OO
--------------------------------------------------------------------------------------------------------------------------
Countrywide                           6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                6   $7,940,650   100.0%    5.988     5.729     737     69   84.9      77.0   100.0
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------
Servicer                          %1yrLIB    %1yrCMT     MTR        Age
-----------------------------------------------------------------------
Countrywide                         100.0        0.0      59          1
-----------------------------------------------------------------------
Total:                              100.0        0.0      59          1
-----------------------------------------------------------------------




------------------------------------------------------------------------------
This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.
==============================================================================
                                                                   Page 3 of 3

-+
                                                                    Exhibit __



                                  Preliminary Structural and Collateral Term Sheet                               December 08, 2005
----------------------------------------------------------------------------------------------------------------------------------



Goldman      $ 648,141,000 (approximate) of Offered Certificates
Sachs              CHL Mortgage Pass-Through Trust 2005-31
[GRAPHIC                    CWMBS, Inc., Depositor
OMITTED]      Mortgage Pass-Through Certificates, Series 2005-31


Description of the Offered Certificates:



-----------------------------------------------------------------------------------------------------------------
                                                                                 Expected
                                           Approximate        Expected            Credit           Initial
                          Collateral       Certificate         Ratings         Enhancement         Coupon
      Certificates           Group       Balance ($)(1)     (S&P/ Fitch)      Percentage (2)       (3)(4)
-----------------------------------------------------------------------------------------------------------------
          1A1               Group 1        48,510,000          AAA/AAA            9.00%            5.506%
-----------------------------------------------------------------------------------------------------------------
          1A2               Group 1         2,399,000          AAA/AAA            4.50%            5.506%
-----------------------------------------------------------------------------------------------------------------
          2A1               Group 2        109,937,000         AAA/AAA            9.00%            5.556%
-----------------------------------------------------------------------------------------------------------------
          2A2               Group 2        21,243,000          AAA/AAA            9.00%            5.556%
-----------------------------------------------------------------------------------------------------------------
          2A3               Group 2        41,826,000          AAA/AAA            9.00%            5.556%
-----------------------------------------------------------------------------------------------------------------
          2A4               Group 2         8,556,000          AAA/AAA            4.50%            5.556%
-----------------------------------------------------------------------------------------------------------------
          3A1               Group 3        134,953,000         AAA/AAA            9.00%            5.621%
-----------------------------------------------------------------------------------------------------------------
          3A2               Group 3         6,674,000          AAA/AAA            4.50%            5.621%
-----------------------------------------------------------------------------------------------------------------
          4A1               Group 4        139,592,034         AAA/AAA            9.00%            5.744%
-----------------------------------------------------------------------------------------------------------------
          4A2               Group 4        40,329,966          AAA/AAA            9.00%            5.744%
-----------------------------------------------------------------------------------------------------------------
          4A3               Group 4        59,974,000          AAA/AAA            9.00%            5.744%
-----------------------------------------------------------------------------------------------------------------
          4A4               Group 4        11,864,000          AAA/AAA            4.50%            5.744%
-----------------------------------------------------------------------------------------------------------------
           M                Groups         13,109,000           AA/AA             2.50%            5.642%
                          1, 2, 3, 4
-----------------------------------------------------------------------------------------------------------------
           B1               Groups          5,898,000            A/A              1.60%            5.642%
                          1, 2, 3, 4
-----------------------------------------------------------------------------------------------------------------
           B2               Groups          3,276,000          BBB/BBB            1.10%            5.642%
                          1, 2, 3, 4
-----------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------
                          Estimated       Estimated       Principal        Principal
                          Avg. Life       Avg. Life        Payment          Payment
                          (yrs) CPB         (yrs)          Window            Window            Pricing
      Certificates           (5)           MAT(6)          CPB (5)           MAT(6)             Speed
------------------------------------------------------------------------------------------------------
          1A1                1.93           3.29        01/06 - 12/08    01/06 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
          1A2                1.93           3.29        01/06 - 12/08    01/06 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
          2A1                1.40           1.40        01/06 - 04/09    01/06 - 04/09          25 CPB
------------------------------------------------------------------------------------------------------
          2A2                3.97           3.97        04/09 - 09/10    04/09 - 09/10          25 CPB
------------------------------------------------------------------------------------------------------
          2A3                4.94           7.98        09/10 - 12/10    09/10 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
          2A4                2.57           3.31        01/06 - 12/10    01/06 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
          3A1                2.92           3.33        01/06 - 12/12    01/06 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
          3A2                2.92           3.33        01/06 - 12/12    01/06 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
          4A1                1.25           1.25        01/06 - 10/08    01/06 - 10/08          25 CPB
------------------------------------------------------------------------------------------------------
          4A2                3.66           3.66        10/08 - 08/10    10/08 - 08/10          25 CPB
------------------------------------------------------------------------------------------------------
          4A3                7.34           8.01        08/10 - 12/15    08/10 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
          4A4                3.18           3.35        01/06 - 12/15    01/06 - 12/35          25 CPB
------------------------------------------------------------------------------------------------------
           M                 4.97           6.08        01/06 - 12/15    01/06 - 12/35          25 CPB

------------------------------------------------------------------------------------------------------
           B1                4.97           6.08        01/06 - 12/15    01/06 - 12/35          25 CPB

------------------------------------------------------------------------------------------------------
           B2                4.97           6.08        01/06 - 12/15    01/06 - 12/35          25 CPB

------------------------------------------------------------------------------------------------------


      1. The Certificate Sizes are approximate, based on balances of the Mortgage Loans as of December 1, 2005 and are subject to a +/- 5% variance.

      2. The Credit Enhancement percentages are preliminary and are subject to change based upon rating agency analysis.

      3. The pass-through rate for the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 3A1, Class 3A2, Class 4A1, Class 4A2, Class 4A3 and Class 4A4 Certificates will equal the weighted average of the net rates of the respective Group of Mortgage Loans. The pass-through rate for the Class M, Class B1 and Class B2 Certificates will equal the weighted average of the net interest rates of the Group 1, Group 2, Group 3, and Group 4 mortgage loans, weighted on the basis of the related group subordinate amount. The Group 1 subordinate amount is approximately equal to $2,399,885, the Group 2 subordinate amount is approximately equal to $8,555,421, the Group 3 subordinate amount is approximately equal to $6,674,535, and the Group 4 subordinate amount is approximately equal to $11,863,230.

      4. The interest accrual period for the Certificates is calculated on a 30/360 basis and is the calendar month preceding the month of each Distribution Date.

      5. Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the reset date. CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

      6. Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the maturity date.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  Preliminary Structural and Collateral Term Sheet                               December 08, 2005
----------------------------------------------------------------------------------------------------------------------------------


Goldman      $ 648,141,000 (approximate) of Offered Certificates
Sachs              CHL Mortgage Pass-Through Trust 2005-31
[GRAPHIC                    CWMBS, Inc., Depositor
OMITTED]      Mortgage Pass-Through Certificates, Series 2005-31


Description of the Offered Certificates:


Preliminary Collateral Description (1)(2)(3)

-----------------------------------------------------------------------------------------------------------------------------
Group                                                 Group 1              Group 2(4)               Group 3(4)
-----------------------------------------------------------------------------------------------------------------------------
Product                                           3/1 Hybrid ARM         5/1 Hybrid ARM           7/1 Hybrid ARM
-----------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance                          $53,308,885           $190,117,421             $148,301,535
-----------------------------------------------------------------------------------------------------------------------------
Average Loan Balance                                    $627,163               $564,147                 $605,312
-----------------------------------------------------------------------------------------------------------------------------
Number of Loans                                               85                    337                      245
-----------------------------------------------------------------------------------------------------------------------------
W. A. Months to Roll                                       34.78                   59.5                    83.47
-----------------------------------------------------------------------------------------------------------------------------
W. A. Age                                                   1.22                    0.5                     0.53
-----------------------------------------------------------------------------------------------------------------------------
W. A. Term to Maturity                                       359                    360                      359
-----------------------------------------------------------------------------------------------------------------------------
Gross WAC                                                 5.765%                 5.817%                   5.880%
-----------------------------------------------------------------------------------------------------------------------------
W. A. Expense Fee before Reset                            0.259%                 0.261%                   0.259%
-----------------------------------------------------------------------------------------------------------------------------
W. A. Expense Fee after Reset                             0.259%                 0.386%                   0.384%
-----------------------------------------------------------------------------------------------------------------------------
Net WAC                                                   5.506%                 5.556%                   5.621%
-----------------------------------------------------------------------------------------------------------------------------
Initial Cap                                               2.040%                 4.998%                   5.000%
-----------------------------------------------------------------------------------------------------------------------------
Periodic Cap                                              1.993%                 2.000%                   2.000%
-----------------------------------------------------------------------------------------------------------------------------
Lifetime Cap                                              5.990%                 5.009%                   5.000%
-----------------------------------------------------------------------------------------------------------------------------
Minimum Coupon                                            4.000%                 3.875%                   4.750%
-----------------------------------------------------------------------------------------------------------------------------
Maximum Coupon                                            7.500%                 7.500%                   7.500%
-----------------------------------------------------------------------------------------------------------------------------
Maximum Interest Rate                                    11.754%                10.826%                  10.880%
-----------------------------------------------------------------------------------------------------------------------------
Gross Margin                                              2.255%                 2.268%                   2.255%
-----------------------------------------------------------------------------------------------------------------------------
Net Margin                                                1.996%                 1.881%                   1.871%
-----------------------------------------------------------------------------------------------------------------------------
6-Month LIBOR Indexed Percent                             0.740%                 0.000%                   0.000%
-----------------------------------------------------------------------------------------------------------------------------
1-Year LIBOR Indexed Percent                             99.260%                99.500%                  99.730%
-----------------------------------------------------------------------------------------------------------------------------
1-Year CMT Indexed Percent                                0.000%                 0.500%                   0.270%
-----------------------------------------------------------------------------------------------------------------------------
FICO                                                         740                    733                      742
-----------------------------------------------------------------------------------------------------------------------------
Interest Only Percent                                        89%                    81%                      88%
-----------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance Percent                                   38%                    24%                      26%
-----------------------------------------------------------------------------------------------------------------------------
California Percent                                           36%                    56%                      48%
-----------------------------------------------------------------------------------------------------------------------------
Primary Residence Percent                                    89%                    92%                      90%
-----------------------------------------------------------------------------------------------------------------------------
Single Family and PUD Percent                                96%                    91%                      87%
-----------------------------------------------------------------------------------------------------------------------------
Single Largest Zip Code Percent                               3%                     1%                       2%
-----------------------------------------------------------------------------------------------------------------------------
Largest Individual Loan Balance                       $1,700,000             $1,824,000               $2,000,000
-----------------------------------------------------------------------------------------------------------------------------
Original Loan-to-Value Ratio                              73.44%                 74.68%                   73.41%
-----------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio                               73.42%                 74.67%                   73.40%
-----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Group                                              Group 4(4)                Groups 1 - 4
-------------------------------------------------------------------------------------------
Product                                           10/1 Hybrid ARM        3,5,7,10 YR Hybrid
-------------------------------------------------------------------------------------------
Aggregate Principal Balance                         $263,623,230               $655,351,071
-------------------------------------------------------------------------------------------
Average Loan Balance                                    $611,655                   $596,859
-------------------------------------------------------------------------------------------
Number of Loans                                              431                      1,098
-------------------------------------------------------------------------------------------
W. A. Months to Roll                                      119.72                      87.14
-------------------------------------------------------------------------------------------
W. A. Age                                                   0.28                       0.47
-------------------------------------------------------------------------------------------
W. A. Term to Maturity                                       360                        360
-------------------------------------------------------------------------------------------
Gross WAC                                                 6.003%                     5.902%
-------------------------------------------------------------------------------------------
W. A. Expense Fee before Reset                            0.259%                     0.260%
-------------------------------------------------------------------------------------------
W. A. Expense Fee after Reset                             0.384%                     0.375%
-------------------------------------------------------------------------------------------
Net WAC                                                   5.744%                     5.642%
-------------------------------------------------------------------------------------------
Initial Cap                                               5.005%                     4.761%
-------------------------------------------------------------------------------------------
Periodic Cap                                              2.000%                     1.999%
-------------------------------------------------------------------------------------------
Lifetime Cap                                              5.005%                     5.085%
-------------------------------------------------------------------------------------------
Minimum Coupon                                            4.750%                     3.875%
-------------------------------------------------------------------------------------------
Maximum Coupon                                            7.875%                     7.875%
-------------------------------------------------------------------------------------------
Maximum Interest Rate                                    11.008%                    10.987%
-------------------------------------------------------------------------------------------
Gross Margin                                              2.251%                     2.257%
-------------------------------------------------------------------------------------------
Net Margin                                                1.867%                     1.883%
-------------------------------------------------------------------------------------------
6-Month LIBOR Indexed Percent                             0.000%                     0.060%
-------------------------------------------------------------------------------------------
1-Year LIBOR Indexed Percent                             99.770%                    99.640%
-------------------------------------------------------------------------------------------
1-Year CMT Indexed Percent                                0.230%                     0.300%
-------------------------------------------------------------------------------------------
FICO                                                         743                        740
-------------------------------------------------------------------------------------------
Interest Only Percent                                        88%                        86%
-------------------------------------------------------------------------------------------
Cash Out Refinance Percent                                   23%                        25%
-------------------------------------------------------------------------------------------
California Percent                                           69%                        58%
-------------------------------------------------------------------------------------------
Primary Residence Percent                                    91%                        91%
-------------------------------------------------------------------------------------------
Single Family and PUD Percent                                88%                        89%
-------------------------------------------------------------------------------------------
Single Largest Zip Code Percent                               1%                         1%
-------------------------------------------------------------------------------------------
Largest Individual Loan Balance                       $2,925,000                 $2,925,000
-------------------------------------------------------------------------------------------
Original Loan-to-Value Ratio                              73.48%                     73.81%
-------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio                               73.48%                     73.80%
-------------------------------------------------------------------------------------------


(1)   Using data based on the mortgage loan balances as of December 1, 2005.
(2)   Numbers may not add up to 100% due to rounding.
(3) Except for one loan, none of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, except for one loan, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.
(4) Servicing fee steps up on the Mortgage Loans from 0.25% to 0.375% he first adjustment after the date.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                  Preliminary Structural and Collateral Term Sheet                               December 08, 2005
----------------------------------------------------------------------------------------------------------------------------------



   Time Table

   Cut-Off Date:                   December 1, 2005
   Settlement Date:                December 28, 2005
   Distribution Date:              25th of each month or the next business day
   First Distribution Date:        January 25, 2006

Features of the Transaction

      o Offering consists of certificates totaling approximately $655,351,071 of which $648,141,000 are expected to be rated AAA/AAA by S&P and Fitch.

      o The expected amount of credit support for the Class 1A2, Class 2A4, Class 3A2 and Class 4A4 Certificates will be approximately 4.50% for each class. The expected amount of credit support for the Class 1A1, 2A1, 2A2, 2A3, 3A1, 4A1, 4A2 and 4A3 Certificates will be approximately 9.00% for each class.

      o The collateral consists of 3-Year, 5-Year, 7-Year and 10-Year hybrid adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated by Countrywide Home Loans, Inc.

Structure of the Certificates

Distributions on the senior certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the subordinate certificates will be based on payments received or advanced on the mortgage loans in all four loan groups. The subordinate certificates will be entitled to principal prepayments subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class M, Class B1, and Class B2 Certificates (the "Senior Subordinate Certificates") and the Class B3, Class B4, and Class B5 Certificates (the "Junior Subordinate Certificates"), not offered hereby, and together with the Senior Subordinate Certificates, (the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates and, therefore, provide credit protection to the Class 1A1 and Class 1A2 certificates (the "Group 1 Senior Certificates"), the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 certificates (the "Group 2 Senior Certificates"), the Class 3A1 and Class 3A2 certificates (the "Group 3 Senior Certificates") and the Class 4A1, Class 4A2, Class 4A3 and Class 4A4 certificates, (the "Group 4 Senior Certificates"). Furthermore, the Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 3A1, Class 4A1, Class 4A2 and Class 4A3 Certificates will each be a "Super Senior Class". The Class 1A1 Certificate will be entitled to additional credit support from the Class 1A2 Certificate, the Class 2A1, Class 2A2 and Class 2A3 Certificates will be entitled to additional credit support from the Class 2A4 Certificate, the Class 3A1 Certificate will be entitled to additional credit support from the Class 3A2 Certificate, and the Class 4A1, Class 4A2 and Class 4A3 Certificates will be entitled to additional credit support from the Class 4A4 Certificates (each a "Super Senior Support Class"). Principal losses on the underlying loans that would otherwise be allocated to the Super Senior Class certificates will instead be allocated to the related Super Senior Support Class certificates until the Super Senior Support Class certificate balance is reduced to zero. The Class 1A2 Certificates will receive payments of principal on a pro rata basis with the Class 1A1 Certificates. The Class 2A4 Certificates will receive payments of principal concurrently with the Class 2A1, Class 2A2 and Class 2A3, which will be paid sequentially in that order. The Class 3A2 Certificates will receive payments of principal on a pro rata basis with the Class 3A1 Certificates. The Class 4A4 Certificates will receive payments of principal concurrently with the Class 4A1, Class 4A2 and Class 4A3, which will be paid sequentially in that order.

If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest and principal and the subordinate certificates will receive distributions in order of their priorities of payments.


Shifting Interest on the Offered Certificates

Unless the aggregate class principal balance of the Subordinate Certificates has reached a certain level relative to the Senior Certificates (1), the Senior Certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral groups until the 7th anniversary of the closing date (i.e., the distribution date in December
2012). Thereafter, the Senior Certificates will generally receive their pro-rata share of scheduled principal payments and a disproportionately large, but decreasing share of principal prepayments on the mortgage loans in the related loan groups. This will result in a faster rate of return of principal to the Senior Certificates than would occur if the Senior Certificates and the Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of the Senior Certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

(1)   Subject to customary loss and delinquency criteria


     ----------------------------------------------------------------
                Distribution Date                   Percentage
     ----------------------------------------------------------------
           January 2006 - December 2012                 0%
           January 2013 - December 2013                 30%
           January 2014 - December 2014                 40%
     ----------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  Preliminary Structural and Collateral Term Sheet                               December 08, 2005
----------------------------------------------------------------------------------------------------------------------------------


     ----------------------------------------------------------------
           January 2015 - December 2015                 60%
           January 2016 - December 2016                 80%
           January 2017 and after                      100%
     ----------------------------------------------------------------


If before the Distribution Date in January 2009 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage for the Senior Certificates, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to customary loss and delinquency criteria. If on or after the Distribution Date in January 2009, the credit support for the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayments.

Priority of Distributions for the Certificates

      1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates for each respective group.
      2. From amounts received in the related loan groups, payment of principal to the holders of the Senior Certificates in an amount equal to the related group's senior principal distribution amount, as described in "Structure of the Certificates" above.
      3. Payment of interest and principal sequentially to the Subordinate Certificates first to the Class M Certificate, then in order of their numerical class designations, beginning with the Class B1 Certificates.

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero. If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the related mortgage loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero. However, principal losses on the underlying loans that would otherwise be allocated to the Super Senior Class certificates will instead be allocated to the related Super Senior Support Class certificate until the Super Senior Support Class certificate balance is reduced to zero as follow: Losses that would otherwise be allocated on the Class 1A1 Certificate will first be allocated to the Class 1A2 Certificate until reduced to zero. Losses that would otherwise be allocated on the Class 2A1, Class 2A2 and Class 2A3 Certificates will first be allocated to the Class 2A4 Certificate until reduced to zero. Losses that would otherwise be allocated on the Class 3A1 Certificate will first be allocated to the Class 3A2 Certificate until reduced to zero. Losses that would otherwise be allocated on the Class 4A1, Class 4A2 and Class 4A3 Certificate will first be allocated to the Class 4A4 Certificate until reduced to zero.


Key Terms
Issuer:                        CHL Mortgage Pass-Through Trust 2005-31

Seller:                        Countrywide Home Loans, Inc.

Depositor:                     CWMBS, Inc.

Originator:                    Countrywide Home Loans, Inc.

Master-Servicer:               Countrywide Home Loans Servicing LP

Trustee:                       The Bank of New York

Rating Agencies:               Standard and Poor's and Fitch

Type of Issuance:              Public for all the Offered Certificates.

Servicer Advancing:            To the extent requested by the rating agencies, the Master-Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:         On each distribution date, the Master-Servicer is required to cover interest shortfalls as a result of voluntary prepayments up to one-half of its aggregate servicing fee for that distribution date.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  Preliminary Structural and Collateral Term Sheet                               December 08, 2005
----------------------------------------------------------------------------------------------------------------------------------


Mortgage Loan Index:           The Six Month-LIBOR will be calculated using the arithmetic mean of the London
                               Interbank offered rate quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year
                               U.S. dollar-denominated deposits as published in The Wall Street Journal. The
                               One-Year CMT will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable interest rate reset date, as published in Federal Reserve
                               Statistical Release H. 15(519), as applicable, and annually thereafter.

Group 1                        The Group 1 Mortgage Loans consist of 0.7% Six-Month LIBOR and 99.3% One-Year LIBOR
Mortgage Loans:                Indexed 3-Year Hybrid ARMS secured by one- to four-family residential properties.
                               Approximately 88.9% of the Group 1 Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to Six-Month LIBOR and
                               One-Year LIBOR and will adjust to that index plus the Gross Margin. The Group 1
                               Mortgage Loans have a weighted average Periodic Interest Rate Cap of 2.040% for the first adjustment date and 1.993% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.990% over the initial mortgage interest rate.


Group 2                        The Group 2 Mortgage Loans consist of 99.5% One-Year LIBOR and 0.5% One-Year CMT
Mortgage Loans:                Indexed 5-Year Hybrid ARMS secured by one- to four-family residential properties.
                               Approximately 81.2% of the Group 2 Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 2 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 4.998% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.009% over the initial mortgage interest rate.

Group 3                        The Group 3 Mortgage Loans consist of 99.7% One-Year LIBOR and 0.3% One-Year CMT
Mortgage Loans:                Indexed 7-Year Hybrid ARMS secured by one- to four-family residential properties.
                               Approximately 87.9% of the Group 3 Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually following the initial 7 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 3 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.000% over the initial mortgage interest rate.

Group 4                        The Group 4 Mortgage Loans consist of 99.8% One-Year LIBOR and 0.2% One-Year CMT
Mortgage Loans:                Indexed 10-Year Hybrid ARMS secured by one- to four-family residential properties.
                               Approximately 88.2% of the Group 4 Mortgage Loans require only the payment of interest for a certain fixed period after the origination date. The mortgage interest rates adjust annually following the initial 10 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR and One-Year CMT and will adjust to that index plus the Gross Margin. The Group 4 Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.005% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to a weighted average lifetime maximum mortgage interest rate of 5.005% over the initial mortgage interest rate.

Expense Fee Rate:              The "Expense Fee Rate" is comprised of primary servicing, trustee fees and lender paid mortgage insurance premiums, each as applicable. The weighted average combined
                               Expense Fee Rate on and before the reset date will be equal to approximately 0.260%
                               for Group 1, Group 2, Group 3 and Group 4 Mortgage Loans. All of the Mortgage Loans
                               in Group 2, Group 3 and Group 4 have a servicing fee increase after the first adjustment date of 0.125%.

Expected Subordination:        4.50% for each of the Class 1A2, Class 2A4, Class 3A2 and Class 4A4 Certificates.
                               9.00% for each of the Class 1A1, Class 2A1, Class 2A2, Class 2A3, Class 3A1, Class
                               4A1, Class 4A2 and Class 4A3 Certificates.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                  Preliminary Structural and Collateral Term Sheet                               December 08, 2005
----------------------------------------------------------------------------------------------------------------------------------


Other Certificates:            The following Classes of "Other Certificates" will be issued in the indicated
                               approximate original principal amounts, which will provide credit support to the
                               Offered Certificates, but are not offered hereby:

                               ----------------------------------------------------------------------------------
                                   Certificate (1)    Approximate Certificate Balance ($)    Initial Coupon(2)
                               ----------------------------------------------------------------------------------
                                         B3                       2,949,000                        5.642%
                                         B4                       2,621,000                        5.642%
                                         B5                       1,640,070                        5.642%
                               ----------------------------------------------------------------------------------

                               1. The Certificate Sizes are approximate, based on balances of the Mortgage Loans as of December 1, 2005 and are subject to a +/- 5% variance.

                               2. For the Class B3, B4, and B5 subordinate certificates the Pass-Through Rate will equal the weighted average of the net rates of the Group 1, Group 2, Group 3, and
                                  Group 4 Mortgage Loans, weighted on the basis of the related group subordinate amount.

Clean Up Call:                 10% of the Cut-off Date principal balance of the Mortgage Loans in Group 1, Group 2,
                               Group 3, and Group 4.

Tax Treatment:                 It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:             The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:             The Senior Certificates and the Class B1 Certificates are expected to constitute
                               "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:          $25,000 for the Offered Certificates and $100,000 for the Other Certificates.

Delivery:                      Senior Certificates and the Senior Subordinate Certificates - DTC.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31                    All records
                            Cut-off - December 1, 2005
==============================================================================


------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count:  1,098
Current Balance:  $655,351,071
Average Current Balance:  $596,859
Gross Weighted Average Coupon:  5.902%
Net Weighted Average Coupon:  5.642%
Weighted Average Expense Rate:  0.260%
Weighted Average Expense Rate - after Reset:  0.375%
Original Term:  360
Remaining Term:  360
Age:  0
Original Loan-to-Value Ratio:  73.81%
Current Loan-to-Value Ratio:  73.80%
Margin:  2.257%
Net Margin:  1.883%
Non-Zero Initial Periodic Cap:  4.761%
Non-Zero Subsequent Periodic Cap:  1.999%
Lifetime Cap:  5.085%
Maximum Interest Rate:  10.987%
Months to Next Roll:  87
FICO Score:  740
Max Zip Code Percentage:  0.830%
Final Maturity:  2035-12-01


---------------------------------------------------------------------------------------------------------------------------
Product Type                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
10yr Hybrids                              431    $263,623,230      40.2%      6.003      5.744      743       73    88.2
3yr Hybrids                                85      53,308,885        8.1      5.765      5.506      740       73    88.9
5yr Hybrids                               337     190,117,421       29.0      5.817      5.556      733       75    81.2
7yr Hybrids                               245     148,301,535       22.6      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Product Type                %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
10yr Hybrids                    22.2     91.1      99.8          0.2      120            0
3yr Hybrids                     47.2     88.8      99.3          0.0       35            1
5yr Hybrids                     28.2     92.3      99.5          0.5       59            1
7yr Hybrids                     26.8     89.7      99.7          0.3       83            1
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Principal Balance                       Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
$50,000.01 to $200,000.00                   6        $787,934       0.1%      5.928      5.669      732       78    51.3
$200,000.01 to $350,000.00                  5       1,438,155        0.2      5.643      5.384      740       77    85.1
$350,000.01 to $500,000.00                451     201,447,927       30.7      5.909      5.649      737       74    86.2
$500,000.01 to $650,000.00                367     211,749,734       32.3      5.940      5.680      737       75    86.7
$650,000.01 to $800,000.00                123      89,330,853       13.6      5.880      5.621      741       76    86.0
$800,000.01 to $950,000.00                 65      56,694,322        8.7      5.848      5.589      742       74    84.5
$950,000.01 to $1,100,000.00               55      54,798,547        8.4      5.863      5.604      744       70    83.8
$1,100,000.01 to $1,250,000.00              8       9,467,750        1.4      5.911      5.652      740       73    87.3
$1,250,000.01 to $1,400,000.00              6       7,874,900        1.2      5.880      5.621      769       72    83.5
$1,400,000.01 to $1,550,000.00              4       5,976,947        0.9      5.784      5.525      759       74    75.0
$1,550,000.01 to $1,700,000.00              3       5,035,000        0.8      5.705      5.446      738       63   100.0
$1,700,000.01 to $1,850,000.00              1       1,824,000        0.3      6.250      5.991      739       60   100.0
$1,850,000.01 to $2,000,000.00              3       6,000,000        0.9      5.875      5.616      756       63   100.0
$2,900,000.01 to $3,050,000.00              1       2,925,000        0.4      5.625      5.366      794       44   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
Principal Balance                         %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------------
$50,000.01 to $200,000.00                     38.8     42.6     100.0          0.0       72            1
$200,000.01 to $350,000.00                    17.7    100.0     100.0          0.0       75            3
$350,000.01 to $500,000.00                    22.6     88.8      99.6          0.2       85            0
$500,000.01 to $650,000.00                    21.2     89.4      99.7          0.3       88            0
$650,000.01 to $800,000.00                    23.5     96.0     100.0          0.0       88            0
$800,000.01 to $950,000.00                    25.4     95.5     100.0          0.0       93            0
$950,000.01 to $1,100,000.00                  36.5     94.6      98.3          1.7       89            1
$1,100,000.01 to $1,250,000.00                75.2    100.0     100.0          0.0       70            1
$1,250,000.01 to $1,400,000.00                83.2     83.5     100.0          0.0       87            1
$1,400,000.01 to $1,550,000.00                50.8     75.5     100.0          0.0       81            0
$1,550,000.01 to $1,700,000.00               100.0    100.0     100.0          0.0       70            1
$1,700,000.01 to $1,850,000.00                 0.0    100.0     100.0          0.0       60            0
$1,850,000.01 to $2,000,000.00               100.0     66.7     100.0          0.0      108            0
$2,900,000.01 to $3,050,000.00               100.0    100.0     100.0          0.0      119            1
--------------------------------------------------------------------------------------------------------
Total:                                        27.0     90.9      99.6          0.3       87            0
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Current Rate                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
3.750% to 3.999%                            1        $726,000       0.1%      3.875      3.616      701       80     0.0
4.000% to 4.249%                            1         612,000        0.1      4.000      3.741      732       80   100.0
4.250% to 4.499%                            1          60,000        0.0      4.375      4.116      656       80   100.0
4.500% to 4.749%                            6       3,222,253        0.5      4.565      4.306      721       82    72.2
4.750% to 4.999%                            6       3,680,027        0.6      4.832      4.573      736       66    48.3
5.000% to 5.249%                           29      17,108,027        2.6      5.064      4.805      746       74    76.0
5.250% to 5.499%                           81      46,763,146        7.1      5.324      5.065      738       71    78.1
5.500% to 5.749%                          179     111,594,552       17.0      5.570      5.311      742       71    82.9
5.750% to 5.999%                          308     185,810,671       28.4      5.830      5.571      738       74    85.1
6.000% to 6.249%                          249     147,471,981       22.5      6.051      5.792      743       75    91.9
6.250% to 6.499%                          134      78,781,679       12.0      6.298      6.039      740       75    88.8
6.500% to 6.749%                           57      33,215,464        5.1      6.540      6.267      733       78    91.6
6.750% to 6.999%                           30      17,504,161        2.7      6.795      6.536      732       76    89.8
7.000% to 7.249%                            4       1,871,006        0.3      7.000      6.741      751       80    92.6
7.250% to 7.499%                            5       3,371,000        0.5      7.295      7.036      718       80    77.5
7.500% to 7.749%                            6       3,034,550        0.5      7.500      7.241      751       76   100.0
7.750% to 7.999%                            1         524,552        0.1      7.875      7.616      672       80   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Current Rate                 %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------
3.750% to 3.999%                  0.0    100.0     100.0          0.0       60            0
4.000% to 4.249%                  0.0    100.0     100.0          0.0       34            2
4.250% to 4.499%                  0.0    100.0     100.0          0.0       56            4
4.500% to 4.749%                 27.8    100.0     100.0          0.0       59            1
4.750% to 4.999%                 15.6    100.0     100.0          0.0       91            0
5.000% to 5.249%                 31.3     89.9      94.4          5.6       58            1
5.250% to 5.499%                 39.9     92.8     100.0          0.0       69            1
5.500% to 5.749%                 37.2     94.7     100.0          0.0       79            1
5.750% to 5.999%                 28.5     92.7      99.2          0.5       87            0
6.000% to 6.249%                 18.2     86.1     100.0          0.0      101            0
6.250% to 6.499%                 20.3     89.3     100.0          0.0       96            0
6.500% to 6.749%                 23.6     91.0     100.0          0.0       87            0
6.750% to 6.999%                 25.5     86.1     100.0          0.0       72            0
7.000% to 7.249%                 35.7    100.0     100.0          0.0       81            0
7.250% to 7.499%                 38.2    100.0     100.0          0.0       83            0
7.500% to 7.749%                  0.0     84.0     100.0          0.0       70            0
7.750% to 7.999%                  0.0    100.0     100.0          0.0      120            0
-------------------------------------------------------------------------------------------
Total:                           27.0     90.9      99.6          0.3       87            0
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Original Term                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
360                                     1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Original Term                 %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
360                               27.0     90.9      99.6          0.3       87            0
--------------------------------------------------------------------------------------------
Total:                            27.0     90.9      99.6          0.3       87            0
--------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31                    All records
                            Cut-off - December 1, 2005
==============================================================================

---------------------------------------------------------------------------------------------------------------------------
Age                                     Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0                                         670    $404,431,098      61.7%      5.977      5.717      740       74    86.5
1                                         359     208,893,781       31.9      5.805      5.546      740       74    85.4
2                                          49      29,617,775        4.5      5.656      5.397      738       70    87.5
3                                          14       9,585,420        1.5      5.708      5.449      746       64    79.1
4                                           4       2,055,498        0.3      5.527      5.268      727       77   100.0
5                                           1         287,500        0.0      5.250      4.991      723       94   100.0
9                                           1         479,999        0.1      5.475      5.216      676       80   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Age                         %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
0                               21.1     91.4      99.8          0.2       94            0
1                               32.2     90.4      99.4          0.5       77            1
2                               51.4     87.1     100.0          0.0       73            2
3                               72.9     92.4     100.0          0.0       57            3
4                               73.4    100.0     100.0          0.0       56            4
5                                0.0    100.0     100.0          0.0      115            5
9                              100.0    100.0     100.0          0.0       27            9
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
20.001% to 30.000%                          2      $1,130,000       0.2%      6.378      6.119      762       25   100.0
30.001% to 40.000%                          7       3,967,969        0.6      5.729      5.470      765       36   100.0
40.001% to 50.000%                         36      25,636,907        3.9      5.626      5.367      751       46    72.8
50.001% to 60.000%                         62      39,233,582        6.0      5.829      5.570      743       56    78.9
60.001% to 70.000%                        171     104,698,234       16.0      5.869      5.610      739       67    89.0
70.001% to 75.000%                         99      71,162,629       10.9      5.860      5.601      742       73    81.2
75.001% to 80.000%                        711     404,275,226       61.7      5.943      5.684      739       80    87.9
80.001% to 85.000%                          1         649,305        0.1      5.625      5.366      710       83     0.0
85.001% to 90.000%                          5       2,885,400        0.4      5.834      5.421      688       89    85.9
90.001% to 95.000%                          4       1,711,819        0.3      5.975      5.716      716       95    66.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
20.001% to 30.000%                       0.0    100.0     100.0          0.0       85            0
30.001% to 40.000%                      38.7     87.4     100.0          0.0      100            0
40.001% to 50.000%                      46.4     94.9     100.0          0.0       90            1
50.001% to 60.000%                      31.5     88.6     100.0          0.0       90            1
60.001% to 70.000%                      28.4     92.3     100.0          0.0       86            0
70.001% to 75.000%                      43.5     84.2      99.2          0.8       84            1
75.001% to 80.000%                      21.6     91.6      99.6          0.3       88            0
80.001% to 85.000%                     100.0    100.0     100.0          0.0       59            1
85.001% to 90.000%                      49.2    100.0     100.0          0.0       75            0
90.001% to 95.000%                      58.8    100.0     100.0          0.0       71            1
--------------------------------------------------------------------------------------------------
Total:                                  27.0     90.9      99.6          0.3       87            0
--------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
0.001% - 50.000%                           39     $25,287,767       3.9%      5.689      5.430      754       44    74.2
50.001% - 60.000%                          60      39,776,560        6.1      5.783      5.524      742       55    81.3
60.001% - 70.000%                         152      89,136,085       13.6      5.848      5.589      739       66    88.3
70.001% - 75.000%                          82      54,574,818        8.3      5.796      5.537      742       73    77.0
75.001% - 80.000%                         381     223,802,767       34.2      5.886      5.627      741       79    85.9
80.001% - 85.000%                          33      21,812,367        3.3      5.950      5.691      731       76    90.7
85.001% - 90.000%                         259     152,881,080       23.3      5.990      5.728      741       79    90.0
90.001% - 95.000%                          44      24,813,994        3.8      5.991      5.732      722       80    83.5
95.001% - 100.000%                         48      23,265,634        3.6      6.226      5.967      722       80    95.6
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------
0.001% - 50.000%                     37.3     92.8     100.0          0.0       89            1
50.001% - 60.000%                    36.6     88.7     100.0          0.0       90            1
60.001% - 70.000%                    27.8     91.4     100.0          0.0       86            0
70.001% - 75.000%                    44.8     84.0      98.9          1.1       81            1
75.001% - 80.000%                    26.3     91.6      99.4          0.4       87            0
80.001% - 85.000%                    33.7     80.3     100.0          0.0       94            0
85.001% - 90.000%                     9.4     91.3     100.0          0.0       87            0
90.001% - 95.000%                    52.1    100.0     100.0          0.0       89            0
95.001% - 100.000%                   45.0     98.2      98.3          1.7       88            0
-----------------------------------------------------------------------------------------------
Total:                               27.0     90.9      99.6          0.3       87            0
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
FICO Score                              Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
620 to 639                                  2        $732,361       0.1%      6.587      6.328      623       79    81.4
640 to 659                                  2         314,686        0.0      6.095      5.836      658       80   100.0
660 to 679                                 74      40,509,493        6.2      5.918      5.659      669       75    83.7
680 to 699                                 78      43,090,386        6.6      5.894      5.625      690       75    81.9
700 to 719                                202     119,748,637       18.3      5.914      5.655      710       75    89.3
720 to 739                                202     122,003,395       18.6      5.904      5.645      730       73    89.8
740 to 759                                188     114,251,923       17.4      5.905      5.646      750       74    86.1
760 to 779                                189     115,036,234       17.6      5.896      5.637      770       74    84.2
780 to 799                                123      77,824,237       11.9      5.883      5.624      788       72    83.8
800 to 819                                 37      20,840,719        3.2      5.873      5.614      806       72    84.6
820 to 839                                  1         999,000        0.2      5.750      5.491      820       80     0.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
FICO Score                     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
620 to 639                         18.6     18.6     100.0          0.0       79            1
640 to 659                         80.9    100.0     100.0          0.0       56            4
660 to 679                         57.4     95.1      97.6          2.4       79            0
680 to 699                         64.4     96.7      99.1          0.9       83            1
700 to 719                         12.7     94.9     100.0          0.0       87            0
720 to 739                         24.7     92.6      99.2          0.5       86            0
740 to 759                         25.8     87.0     100.0          0.0       86            1
760 to 779                         23.8     90.2     100.0          0.0       92            0
780 to 799                         24.5     85.7     100.0          0.0       92            0
800 to 819                         20.9     84.5     100.0          0.0       82            1
820 to 839                          0.0    100.0     100.0          0.0      120            0
---------------------------------------------------------------------------------------------
Total:                             27.0     90.9      99.6          0.3       87            0
---------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31                    All records
                            Cut-off - December 1, 2005
==============================================================================

---------------------------------------------------------------------------------------------------------------------------
States                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
AL                                          2      $1,430,360       0.2%      5.587      5.328      733       57   100.0
AZ                                         33      19,938,681        3.0      6.082      5.823      736       75    89.5
CA                                        644     380,381,178       58.0      5.890      5.630      739       73    87.9
CO                                         17       9,113,222        1.4      6.082      5.823      748       72    90.7
CT                                          9       6,462,247        1.0      5.780      5.521      745       69    78.0
DC                                          2       1,087,000        0.2      5.517      5.258      741       60   100.0
DE                                          2       1,036,016        0.2      6.057      5.798      787       68    45.8
FL                                         57      32,141,632        4.9      5.968      5.709      742       74    81.0
GA                                          9       5,040,620        0.8      5.967      5.708      721       75    70.4
HI                                         10       9,528,200        1.5      6.076      5.817      758       77    89.5
IA                                          1         532,000        0.1      5.500      5.241      742       70   100.0
IL                                         21      12,188,072        1.9      5.867      5.608      734       74    66.5
KS                                          1       1,398,750        0.2      5.875      5.616      753       75   100.0
KY                                          1         500,000        0.1      5.500      5.241      751       71   100.0
MA                                         26      18,391,937        2.8      5.802      5.543      742       72    73.2
MD                                         27      15,614,262        2.4      5.911      5.652      741       75    76.6
MI                                          6       4,975,000        0.8      5.705      5.446      751       70   100.0
MN                                          3       1,584,448        0.2      6.060      5.801      737       78   100.0
MO                                          6       4,073,450        0.6      6.062      5.803      750       71   100.0
MT                                          2       1,078,000        0.2      5.761      5.502      764       74   100.0
NC                                         10       7,132,125        1.1      5.939      5.680      740       71    81.5
NH                                          1         608,000        0.1      7.000      6.741      718       80   100.0
NJ                                         28      16,152,656        2.5      6.038      5.779      737       76    96.9
NM                                          4       2,211,000        0.3      6.028      5.769      700       79    73.5
NV                                         34      18,299,452        2.8      5.719      5.460      729       78    91.1
NY                                         19      10,632,856        1.6      5.993      5.734      747       76   100.0
OH                                          1         406,400        0.1      5.250      4.991      701       80   100.0
OR                                          8       4,264,070        0.7      5.603      5.344      748       78    59.6
PA                                          5       3,265,699        0.5      5.930      5.671      746       77    81.6
RI                                          1         500,000        0.1      5.875      5.616      750       38   100.0
SC                                          3       1,710,857        0.3      5.829      5.570      751       80   100.0
TN                                          5       2,713,900        0.4      5.855      5.596      710       69   100.0
TX                                          8       6,438,000        1.0      5.931      5.672      764       70   100.0
UT                                         10       5,990,861        0.9      6.013      5.754      738       74    86.8
VA                                         44      24,119,543        3.7      5.848      5.589      737       77    88.9
WA                                         31      18,117,655        2.8      5.964      5.705      738       76    68.1
WI                                          4       3,592,715        0.5      5.975      5.716      763       72    39.8
WY                                          3       2,700,206        0.4      5.527      5.268      736       64    73.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
States                        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
AL                                69.9    100.0     100.0          0.0       51            1
AZ                                38.8     92.1     100.0          0.0       93            1
CA                                23.7     94.2      99.6          0.3       92            0
CO                                28.6     82.7     100.0          0.0       76            0
CT                                22.0    100.0     100.0          0.0       97            1
DC                                56.8    100.0     100.0          0.0       55            2
DE                                 0.0     54.2     100.0          0.0       87            1
FL                                22.5     79.9      98.1          1.9       86            0
GA                                33.7     91.3     100.0          0.0       84            1
HI                                46.9     61.7     100.0          0.0       95            0
IA                                 0.0    100.0     100.0          0.0      119            1
IL                                15.5     96.3     100.0          0.0       78            0
KS                               100.0    100.0     100.0          0.0       83            1
KY                                 0.0    100.0     100.0          0.0       84            0
MA                                32.7     83.4     100.0          0.0       75            1
MD                                35.2     93.2     100.0          0.0       81            0
MI                                76.3    100.0     100.0          0.0       66            1
MN                                71.4    100.0     100.0          0.0       80            1
MO                                45.0    100.0     100.0          0.0       44            1
MT                                41.7    100.0     100.0          0.0       59            1
NC                                36.4     54.0     100.0          0.0       80            1
NH                                 0.0    100.0     100.0          0.0       59            1
NJ                                14.5     74.8     100.0          0.0       90            0
NM                                45.6     80.8     100.0          0.0       79            0
NV                                27.6     85.0     100.0          0.0       74            1
NY                                23.7     94.8     100.0          0.0       84            0
OH                                 0.0    100.0     100.0          0.0       60            0
OR                                55.9     63.1      90.5          9.5       76            0
PA                                54.4    100.0     100.0          0.0       62            1
RI                                 0.0      0.0     100.0          0.0       60            0
SC                                 0.0     64.5     100.0          0.0      120            0
TN                                40.8    100.0     100.0          0.0       78            1
TX                                 8.7     91.3     100.0          0.0       77            0
UT                                 7.4     76.6     100.0          0.0       81            1
VA                                31.2     93.8     100.0          0.0       75            1
WA                                31.0     97.2     100.0          0.0       88            0
WI                                69.4    100.0     100.0          0.0       60            1
WY                               100.0     68.4     100.0          0.0       51            1
--------------------------------------------------------------------------------------------
Total:                            27.0     90.9      99.6          0.3       87            0
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Index                                   Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    3      $1,965,873       0.3%      5.509      5.250      691       78     0.0
1 YR LIBOR                              1,094     652,989,611       99.6      5.903      5.643      740       74    86.5
6 MO LIBOR                                  1         395,587        0.1      5.750      5.491      724       80     0.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
Index                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------
1 YR CMT                       69.5    100.0       0.0        100.0       83            0
1 YR LIBOR                     26.9     90.9     100.0          0.0       87            0
6 MO LIBOR                      0.0    100.0       0.0          0.0       35            1
-----------------------------------------------------------------------------------------
Total:                         27.0     90.9      99.6          0.3       87            0
-----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Margin                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
2.250%                                  1,085    $648,260,655      98.9%      5.905      5.646      740       74    86.6
2.350%                                      1         479,999        0.1      5.475      5.216      676       80   100.0
2.500%                                      1         510,000        0.1      5.375      5.116      694       80   100.0
2.750%                                      8       4,635,330        0.7      5.711      5.407      724       80    26.2
2.875%                                      1         484,400        0.1      6.500      5.751      692       89   100.0
3.875%                                      1         726,000        0.1      3.875      3.616      701       80     0.0
5.000%                                      1         254,686        0.0      6.500      6.241      659       80   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Margin                        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
2.250%                            26.7     90.9     100.0          0.0       87            0
2.350%                           100.0    100.0     100.0          0.0       27            9
2.500%                             0.0    100.0     100.0          0.0       57            3
2.750%                            63.8     87.5      49.1         42.4       73            1
2.875%                           100.0    100.0     100.0          0.0       60            0
3.875%                             0.0    100.0     100.0          0.0       60            0
5.000%                           100.0    100.0     100.0          0.0       56            4
--------------------------------------------------------------------------------------------
Total:                            27.0     90.9      99.6          0.3       87            0
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Caps - as given on the tape             Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
2/1/6                                       1        $395,587       0.1%      5.750      5.491      724       80     0.0
2/2/5                                       1         555,800        0.1      6.375      6.116      770       80   100.0
2/2/6                                      83      52,339,499        8.0      5.747      5.488      739       73    89.5
5/2/4.625                                   1         254,686        0.0      6.500      6.241      659       80   100.0
5/2/5                                   1,001     597,977,640       91.2      5.915      5.655      740       74    86.1
5/2/5.125                                   1         726,000        0.1      3.875      3.616      701       80     0.0
6/2/6                                      10       3,101,860        0.5      6.274      6.015      726       72    62.5
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Caps - as given on the tape     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------
2/1/6                                0.0    100.0       0.0          0.0       35            1
2/2/5                              100.0    100.0     100.0          0.0       33            3
2/2/6                               47.1     88.6     100.0          0.0       35            1
5/2/4.625                          100.0    100.0     100.0          0.0       56            4
5/2/5                               25.3     91.2      99.7          0.3       92            0
5/2/5.125                            0.0    100.0     100.0          0.0       60            0
6/2/6                                9.9     79.5     100.0          0.0       83            1
----------------------------------------------------------------------------------------------
Total:                              27.0     90.9      99.6          0.3       87            0
----------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31                    All records
                            Cut-off - December 1, 2005
==============================================================================



--------------------------------------------------------------------------------------------------------------------------
Max Rate                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
9.000% to 9.499%                            2        $786,000       0.1%      3.913      3.654      698       80     7.6
9.500% to 9.999%                           12       6,902,280        1.1      4.707      4.448      729       73    59.4
10.000% to 10.499%                         90      52,098,101        7.9      5.243      4.984      739       71    73.4
10.500% to 10.999%                        444     268,867,918       41.0      5.737      5.478      740       73    84.9
11.000% to 11.499%                        391     231,919,683       35.4      6.087      5.828      742       75    91.0
11.500% to 11.999%                        116      72,299,172       11.0      6.251      5.986      735       75    85.3
12.000% to 12.499%                         22      12,076,737        1.8      6.634      6.375      731       78    91.0
12.500% to 12.999%                         19       9,775,425        1.5      6.967      6.708      735       77   100.0
13.000% to 13.499%                          1         139,006        0.0      7.000      6.741      779       80     0.0
13.500% to 13.999%                          1         486,750        0.1      7.500      7.241      764       75   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Max Rate                     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------
9.000% to 9.499%                  0.0    100.0     100.0          0.0       60            0
9.500% to 9.999%                 21.3    100.0     100.0          0.0       76            0
10.000% to 10.499%               35.6     92.4      98.2          1.8       73            1
10.500% to 10.999%               29.2     93.7      99.6          0.4       89            0
11.000% to 11.499%               20.0     87.5     100.0          0.0       98            0
11.500% to 11.999%               37.2     90.8      99.5          0.0       68            1
12.000% to 12.499%               34.5     90.0     100.0          0.0       59            1
12.500% to 12.999%               12.2     86.9     100.0          0.0       56            0
13.000% to 13.499%                0.0    100.0     100.0          0.0       59            1
13.500% to 13.999%                0.0      0.0     100.0          0.0       36            0
-------------------------------------------------------------------------------------------
Total:                           27.0     90.9      99.6          0.3       87            0
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Original Months to Roll                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
36                                         85     $53,308,885       8.1%      5.765      5.506      740       73    88.9
60                                        337     190,117,421       29.0      5.817      5.556      733       75    81.2
84                                        245     148,301,535       22.6      5.880      5.621      742       73    87.9
120                                       431     263,623,230       40.2      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Original Months to Roll     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
36                              47.2     88.8      99.3          0.0       35            1
60                              28.2     92.3      99.5          0.5       59            1
84                              26.8     89.7      99.7          0.3       83            1
120                             22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Months to Roll                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
27                                          1        $479,999       0.1%      5.475      5.216      676       80   100.0
32                                          1       1,254,000        0.2      5.250      4.991      729       75   100.0
33                                          6       5,073,484        0.8      5.635      5.376      747       69    80.4
34                                         11       6,409,377        1.0      5.578      5.319      733       75    91.8
35                                         45      27,465,604        4.2      5.678      5.419      741       72    86.2
36                                         21      12,626,421        1.9      6.164      5.905      741       77    95.4
56                                          2         314,686        0.0      6.095      5.836      658       80   100.0
57                                          2         879,969        0.1      5.322      5.063      732       61   100.0
58                                         14       9,796,413        1.5      5.615      5.356      727       71    77.8
59                                        132      72,147,781       11.0      5.758      5.499      734       75    78.5
60                                        187     106,978,572       16.3      5.879      5.616      733       75    83.1
81                                          4       2,570,703        0.4      5.900      5.641      753       59    82.9
82                                         10       6,009,761        0.9      5.624      5.365      750       66    83.4
83                                         95      58,137,091        8.9      5.854      5.595      746       74    90.4
84                                        136      81,583,980       12.4      5.916      5.657      738       74    86.5
115                                         1         287,500        0.0      5.250      4.991      723       94   100.0
116                                         1         486,812        0.1      5.875      5.616      765       80   100.0
117                                         2       1,061,264        0.2      5.918      5.659      741       60    46.8
118                                        14       7,402,223        1.1      5.805      5.546      745       68   100.0
119                                        87      51,143,305        7.8      5.884      5.625      741       72    89.2
120                                       326     203,242,125       31.0      6.042      5.783      744       74    87.7
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Months to Roll               %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------
27                              100.0    100.0     100.0          0.0       27            9
32                              100.0    100.0     100.0          0.0       32            4
33                              100.0     85.7     100.0          0.0       33            3
34                               51.7     93.4     100.0          0.0       34            2
35                               32.9     89.3      98.6          0.0       35            1
36                               47.6     84.9     100.0          0.0       36            0
56                               80.9    100.0     100.0          0.0       56            4
57                               42.0    100.0     100.0          0.0       57            3
58                               71.5     86.2     100.0          0.0       58            2
59                               34.2     93.1      98.7          1.3       59            1
60                               19.9     92.2     100.0          0.0       60            0
81                               40.6    100.0     100.0          0.0       81            3
82                               43.2     77.9     100.0          0.0       82            2
83                               34.5     85.1     100.0          0.0       83            1
84                               19.6     93.5      99.5          0.5       84            0
115                               0.0    100.0     100.0          0.0      115            5
116                               0.0    100.0     100.0          0.0      116            4
117                              46.8    100.0     100.0          0.0      117            3
118                              31.2     90.1     100.0          0.0      118            2
119                              26.6     93.3     100.0          0.0      119            1
120                              20.8     90.5      99.7          0.3      120            0
-------------------------------------------------------------------------------------------
Total:                           27.0     90.9      99.6          0.3       87            0
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Property Type                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                  8      $5,985,000       0.9%      5.993      5.734      757       71    78.3
CONDOMINIUM                               129      65,291,241       10.0      5.915      5.656      744       78    87.3
CO-OP                                       1         765,000        0.1      6.000      5.741      745       77   100.0
PUD                                       357     222,968,490       34.0      5.855      5.595      738       74    87.8
SINGLE FAMILY                             603     360,341,340       55.0      5.927      5.667      740       73    85.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Property Type               %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
2-4 FAMILY                      68.8     78.3     100.0          0.0      100            1
CONDOMINIUM                     11.9     75.1      99.4          0.0       91            0
CO-OP                            0.0    100.0     100.0          0.0       84            0
PUD                             28.0     90.2      99.4          0.6       84            1
SINGLE FAMILY                   28.5     94.4      99.8          0.2       88            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Occupancy Code                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
Investment                                  3        $874,247       0.1%      6.518      6.259      663       79    87.6
Primary                                   993     595,880,166       90.9      5.894      5.634      738       74    85.6
Second Home                               102      58,596,658        8.9      5.975      5.716      753       74    91.6
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Occupancy Code              %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
Investment                      19.4      0.0     100.0          0.0       75            1
Primary                         26.2    100.0      99.6          0.3       87            0
Second Home                     35.4      0.0     100.0          0.0       87            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Purpose                                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
-------------------------------------------------------------------------------------------------------------------------
Cashout Refi                              274    $165,140,960      25.2%      5.848      5.587      729       69    82.7
Purchase                                  681     403,469,164       61.6      5.929      5.670      744       77    87.2
RateTerm Refi                             143      86,740,946       13.2      5.876      5.617      742       70    87.8
-------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Purpose                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------
Cashout Refi                     53.0     90.7     100.0          0.0       84            1
Purchase                         16.0     90.1      99.6          0.3       88            0
RateTerm Refi                    28.6     94.9      99.3          0.7       87            1
-------------------------------------------------------------------------------------------
Total:                           27.0     90.9      99.6          0.3       87            0
-------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31                    All records
                            Cut-off - December 1, 2005
==============================================================================



---------------------------------------------------------------------------------------------------------------------------
Documentation Type                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
ALT                                       144     $81,396,651      12.4%      5.850      5.591      721       74    84.5
FULL                                      269     177,043,419       27.0      5.832      5.570      731       72    81.4
NINA                                        2         353,984        0.1      6.393      6.134      759       80     0.0
PREFERRED                                 674     392,684,963       59.9      5.939      5.680      748       75    88.8
RED                                         9       3,872,054        0.6      6.340      6.081      714       74    72.4
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Documentation Type           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------
ALT                               0.0     93.0      99.3          0.7       89            0
FULL                            100.0     88.2      99.2          0.8       81            1
NINA                              0.0    100.0     100.0          0.0       59            1
PREFERRED                         0.0     91.7     100.0          0.0       89            0
RED                               0.0     88.0      89.8          0.0       83            1
-------------------------------------------------------------------------------------------
Total:                           27.0     90.9      99.6          0.3       87            0
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Flag                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
N                                         762    $456,208,180      69.6%      5.909      5.649      741       74    84.3
Y                                         336     199,142,891       30.4      5.886      5.626      737       74    90.4
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Prepayment Penalty Flag     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
N                               29.7     91.1      99.7          0.3       82            1
Y                               20.8     90.5      99.5          0.3       99            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Terms                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0                                         762    $456,208,180      69.6%      5.909      5.649      741       74    84.3
12                                        234     138,954,327       21.2      5.869      5.610      737       74    91.8
36                                         58      36,644,553        5.6      5.914      5.655      736       74    87.0
60                                         44      23,544,010        3.6      5.945      5.676      740       75    87.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Prepayment Penalty Terms    %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
0                               29.7     91.1      99.7          0.3       82            1
12                              17.3     90.9     100.0          0.0      100            0
36                              29.6     93.0      98.9          0.0       95            0
60                              27.8     84.1      97.5          2.5       93            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Description          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
1 year Hard Prepay                        234    $138,954,327      21.2%      5.869      5.610      737       74    91.8
3 year Soft Prepay                         58      36,644,553        5.6      5.914      5.655      736       74    87.0
5 year Soft Prepay                         44      23,544,010        3.6      5.945      5.676      740       75    87.9
No Prepay                                 762     456,208,180       69.6      5.909      5.649      741       74    84.3
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Prepayment Penalty Description  %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------
1 year Hard Prepay                  17.3     90.9     100.0          0.0      100            0
3 year Soft Prepay                  29.6     93.0      98.9          0.0       95            0
5 year Soft Prepay                  27.8     84.1      97.5          2.5       93            0
No Prepay                           29.7     91.1      99.7          0.3       82            1
----------------------------------------------------------------------------------------------
Total:                              27.0     90.9      99.6          0.3       87            0
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
N                                         154     $90,830,693      13.9%      5.766      5.507      742       72     0.0
Y                                         944     564,520,378       86.1      5.924      5.664      739       74   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interest Only               %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
N                               36.2     94.5      97.4          2.2       83            0
Y                               25.5     90.4     100.0          0.0       88            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0.000                                     154     $90,830,693      13.9%      5.766      5.507      742       72     0.0
36.000                                     77      47,407,075        7.2      5.778      5.519      739       74   100.0
60.000                                    273     154,366,114       23.6      5.860      5.598      731       75   100.0
84.000                                    215     130,309,910       19.9      5.900      5.641      742       73   100.0
120.000                                   379     232,437,279       35.5      6.009      5.750      743       74   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Interest Only               %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
0.000                           36.2     94.5      97.4          2.2       83            0
36.000                          42.7     87.4     100.0          0.0       35            1
60.000                          25.1     92.3     100.0          0.0       60            0
84.000                          26.4     88.6     100.0          0.0       83            1
120.000                         21.8     90.7     100.0          0.0      120            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
CurrLTV <= 80                           1,088    $650,104,547      99.2%      5.902      5.643      740       74    86.3
CurrLTV > 80 and Insured                   10       5,246,524        0.8      5.854      5.510      700       90    68.8
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Mortgage Insurance            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
CurrLTV <= 80                     26.8     90.9      99.6          0.3       87            0
CurrLTV > 80 and Insured          58.7    100.0     100.0          0.0       71            1
--------------------------------------------------------------------------------------------
Total:                            27.0     90.9      99.6          0.3       87            0
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Servicer                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Countrywide                             1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                  1,098    $655,351,071     100.0%      5.902      5.642      740       74    86.1
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Servicer                    %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------
Countrywide                     27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------
Total:                          27.0     90.9      99.6          0.3       87            0
------------------------------------------------------------------------------------------

Goldman, Sachs & Co.              CWMBS 2005-31          Group 1 - 3yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Stats
-------------------------------------------------------------------------------
Count:  85
Current Balance:  $53,308,885
Average Current Balance:  $627,163
Gross Weighted Average Coupon:  5.765%
Net Weighted Average Coupon:  5.506%
Weighted Average Expense Rate:  0.259%
Weighted Average Expense Rate - after Reset:  0.259%
Original Term:  360
Remaining Term:  359
Age:  1
Original Loan-to-Value Ratio:  73.44%
Current Loan-to-Value Ratio:  73.42%
Margin:  2.255%
Net Margin:  1.996%
Non-Zero Initial Periodic Cap:  2.040%
Non-Zero Subsequent Periodic Cap:  1.993%
Lifetime Cap:  5.990%
Maximum Interest Rate:  11.754%
Months to Next Roll:  35
FICO Score:  740
Max Zip Code Percentage:  3.189%
Final Maturity:  2035-12-01




--------------------------------------------------------------------------------------------------------------------------
Product Type                            Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
3yr Hybrids                                85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Product Type                %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
-------------------------------------------------------------------------------------------
3yr Hybrids                     47.2     88.8       99.3         0.0        35            1
-------------------------------------------------------------------------------------------
Total:                          47.2     88.8       99.3         0.0        35            1
-------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Principal Balance                       Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
$350,000.01 to $500,000.00                 36     $16,366,170      30.7%     5.837      5.578       744      76     94.7
$500,000.01 to $650,000.00                 25      14,619,110       27.4     5.848      5.589       737      74     88.2
$650,000.01 to $800,000.00                 10       7,301,333       13.7     5.590      5.331       751      72    100.0
$800,000.01 to $950,000.00                  5       4,229,623        7.9     5.774      5.515       723      69     80.6
$950,000.01 to $1,100,000.00                4       3,956,701        7.4     5.752      5.493       737      70     74.8
$1,100,000.01 to $1,250,000.00              2       2,385,000        4.5     5.688      5.429       739      75    100.0
$1,250,000.01 to $1,400,000.00              1       1,254,000        2.4     5.250      4.991       729      75    100.0
$1,400,000.01 to $1,550,000.00              1       1,496,947        2.8     5.875      5.616       745      75      0.0
$1,550,000.01 to $1,700,000.00              1       1,700,000        3.2     5.500      5.241       716      63    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Principal Balance                %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------------
$350,000.01 to $500,000.00           25.4     80.1       97.6         0.0        35            1
$500,000.01 to $650,000.00           32.0     92.1      100.0         0.0        35            1
$650,000.01 to $800,000.00           41.8     90.1      100.0         0.0        35            1
$800,000.01 to $950,000.00           59.1     79.8      100.0         0.0        35            1
$950,000.01 to $1,100,000.00        100.0    100.0      100.0         0.0        34            2
$1,100,000.01 to $1,250,000.00      100.0    100.0      100.0         0.0        34            2
$1,250,000.01 to $1,400,000.00      100.0    100.0      100.0         0.0        32            4
$1,400,000.01 to $1,550,000.00      100.0    100.0      100.0         0.0        35            1
$1,550,000.01 to $1,700,000.00      100.0    100.0      100.0         0.0        35            1
------------------------------------------------------------------------------------------------
Total:                               47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Current Rate                            Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
4.000% to 4.249%                            1        $612,000       1.1%     4.000      3.741       732      80    100.0
5.000% to 5.249%                            8       4,446,082        8.3     5.079      4.820       732      74    100.0
5.250% to 5.499%                           12       7,428,991       13.9     5.328      5.069       754      72     92.9
5.500% to 5.749%                           19      13,864,279       26.0     5.553      5.294       734      71     82.4
5.750% to 5.999%                           21      13,802,798       25.9     5.821      5.562       744      73     78.7
6.000% to 6.249%                            3       1,658,400        3.1     6.000      5.741       705      80    100.0
6.250% to 6.499%                            9       5,147,512        9.7     6.319      6.060       743      75    100.0
6.500% to 6.749%                            5       2,683,900        5.0     6.571      6.312       732      77    100.0
6.750% to 6.999%                            6       3,178,173        6.0     6.801      6.542       735      78    100.0
7.500% to 7.749%                            1         486,750        0.9     7.500      7.241       764      75    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Current Rate               %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------
4.000% to 4.249%                0.0    100.0      100.0         0.0        34            2
5.000% to 5.249%               36.3     90.4      100.0         0.0        35            1
5.250% to 5.499%               52.3     90.3      100.0         0.0        34            2
5.500% to 5.749%               78.6     93.0      100.0         0.0        35            1
5.750% to 5.999%               35.1     90.2       97.1         0.0        35            1
6.000% to 6.249%               33.5     60.8      100.0         0.0        35            1
6.250% to 6.499%               42.9     91.3      100.0         0.0        35            1
6.500% to 6.749%                0.0    100.0      100.0         0.0        35            1
6.750% to 6.999%               37.4     70.9      100.0         0.0        36            0
7.500% to 7.749%                0.0      0.0      100.0         0.0        36            0
------------------------------------------------------------------------------------------
Total:                         47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Original Term                           Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
360                                        85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Original Term              %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------
360                            47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------
Total:                         47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Age                                     Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
0                                          21     $12,626,421      23.7%     6.164      5.905       741      77     95.4
1                                          45      27,465,604       51.5     5.678      5.419       741      72     86.2
2                                          11       6,409,377       12.0     5.578      5.319       733      75     91.8
3                                           6       5,073,484        9.5     5.635      5.376       747      69     80.4
4                                           1       1,254,000        2.4     5.250      4.991       729      75    100.0
9                                           1         479,999        0.9     5.475      5.216       676      80    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Age                         %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
-------------------------------------------------------------------------------------------
0                               47.6     84.9      100.0         0.0        36            0
1                               32.9     89.3       98.6         0.0        35            1
2                               51.7     93.4      100.0         0.0        34            2
3                              100.0     85.7      100.0         0.0        33            3
4                              100.0    100.0      100.0         0.0        32            4
9                              100.0    100.0      100.0         0.0        27            9
-------------------------------------------------------------------------------------------
Total:                          47.2     88.8       99.3         0.0        35            1
-------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 1 - 3yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
40.001% to 50.000%                          3      $1,729,000       3.2%     5.786      5.527       752      47    100.0
50.001% to 60.000%                          1         852,500        1.6     5.750      5.491       734      55    100.0
60.001% to 70.000%                         21      14,282,334       26.8     5.644      5.385       743      66     79.7
70.001% to 75.000%                         12       9,840,418       18.5     5.727      5.468       733      74     79.5
75.001% to 80.000%                         47      26,179,983       49.1     5.847      5.588       740      80     96.3
90.001% to 95.000%                          1         424,650        0.8     5.625      5.366       703      95    100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio  %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
---------------------------------------------------------------------------------------------
40.001% to 50.000%                35.7    100.0      100.0         0.0        34            2
50.001% to 60.000%               100.0      0.0      100.0         0.0        35            1
60.001% to 70.000%                58.7     88.5      100.0         0.0        35            1
70.001% to 75.000%                86.8     95.1      100.0         0.0        35            1
75.001% to 80.000%                24.3     88.5       98.5         0.0        35            1
90.001% to 95.000%               100.0    100.0      100.0         0.0        36            0
---------------------------------------------------------------------------------------------
Total:                            47.2     88.8       99.3         0.0        35            1
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio            Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
0.001% - 50.000%                            3      $1,729,000       3.2%     5.786      5.527       752      47    100.0
50.001% - 60.000%                           1         852,500        1.6     5.750      5.491       734      55    100.0
60.001% - 70.000%                          19      12,285,633       23.0     5.596      5.337       744      65     84.5
70.001% - 75.000%                          11       9,700,369       18.2     5.571      5.312       733      74     68.9
75.001% - 80.000%                          28      15,629,986       29.3     5.831      5.572       742      79     93.8
80.001% - 85.000%                           1         650,000        1.2     6.375      6.116       722      70    100.0
85.001% - 90.000%                          16       9,516,819       17.9     5.937      5.678       740      78    100.0
90.001% - 95.000%                           2       1,008,650        1.9     6.204      5.945       708      86    100.0
95.001% - 100.000%                          4       1,935,928        3.6     5.984      5.725       738      80    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio     %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------------
0.001% - 50.000%                     35.7    100.0      100.0         0.0        34            2
50.001% - 60.000%                   100.0      0.0      100.0         0.0        35            1
60.001% - 70.000%                    52.0     86.6      100.0         0.0        35            1
70.001% - 75.000%                    91.7    100.0      100.0         0.0        34            2
75.001% - 80.000%                    19.6     91.2       97.5         0.0        35            1
80.001% - 85.000%                   100.0    100.0      100.0         0.0        36            0
85.001% - 90.000%                    24.8     77.8      100.0         0.0        35            1
90.001% - 95.000%                    42.1    100.0      100.0         0.0        35            1
95.001% - 100.000%                  100.0    100.0      100.0         0.0        34            2
------------------------------------------------------------------------------------------------
Total:                               47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
FICO Score                              Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
660 to 679                                  4      $2,311,999       4.3%     5.954      5.695       672      78    100.0
680 to 699                                  8       4,955,348        9.3     5.585      5.326       692      73     87.4
700 to 719                                 11       7,150,150       13.4     5.847      5.588       711      76    100.0
720 to 739                                 17      11,673,710       21.9     5.738      5.479       731      72     89.6
740 to 759                                 18      12,427,068       23.3     5.710      5.451       749      72     72.0
760 to 779                                 15       7,926,977       14.9     6.017      5.758       768      76    100.0
780 to 799                                  9       5,007,650        9.4     5.725      5.466       786      75     88.4
800 to 819                                  3       1,855,983        3.5     5.259      5.000       805      69    100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
FICO Score                   %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
--------------------------------------------------------------------------------------------
660 to 679                      100.0    100.0      100.0         0.0        33            3
680 to 699                       78.5     91.4      100.0         0.0        35            1
700 to 719                       38.6     93.0      100.0         0.0        35            1
720 to 739                       59.3     87.1       96.6         0.0        35            1
740 to 759                       46.6     96.2      100.0         0.0        35            1
760 to 779                       22.7     87.5      100.0         0.0        35            1
780 to 799                       19.6     72.6      100.0         0.0        35            1
800 to 819                       39.0     61.0      100.0         0.0        34            2
--------------------------------------------------------------------------------------------
Total:                           47.2     88.8       99.3         0.0        35            1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
States                                  Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
AL                                          1        $430,360       0.8%     5.500      5.241       757      80    100.0
AZ                                          2       1,101,500        2.1     6.096      5.837       705      78    100.0
CA                                         32      19,086,757       35.8     5.626      5.367       747      75     90.0
CO                                          2       1,037,296        1.9     6.391      6.132       755      59    100.0
DC                                          1         617,000        1.2     5.625      5.366       748      46    100.0
FL                                          5       2,572,662        4.8     6.332      6.073       765      82     77.4
GA                                          1         808,000        1.5     5.875      5.616       754      73    100.0
HI                                          2       1,426,000        2.7     6.408      6.149       699      79    100.0
IL                                          1         639,900        1.2     6.375      6.116       687      68    100.0
MA                                          4       3,144,515        5.9     5.778      5.519       736      66     85.2
MD                                          5       3,066,216        5.8     5.675      5.416       709      74     79.6
MI                                          2       1,675,000        3.1     5.521      5.262       760      66    100.0
MN                                          1         452,400        0.8     6.000      5.741       711      80    100.0
MO                                          5       3,323,450        6.2     6.020      5.761       739      74    100.0
NC                                          1         819,123        1.5     5.625      5.366       720      61      0.0
NJ                                          4       1,927,877        3.6     6.422      6.163       750      79    100.0
NV                                          2       1,866,500        3.5     5.209      4.950       737      73    100.0
NY                                          2       1,412,800        2.7     5.730      5.471       716      77    100.0
PA                                          2         895,132        1.7     5.829      5.570       697      78    100.0
TN                                          1         687,000        1.3     5.875      5.616       746      49    100.0
TX                                          2       1,034,000        1.9     5.472      5.213       774      75    100.0
VA                                          4       2,475,950        4.6     5.212      4.953       733      77    100.0
WA                                          1         460,000        0.9     5.750      5.491       770      80    100.0
WI                                          1       1,496,947        2.8     5.875      5.616       745      75      0.0
WY                                          1         852,500        1.6     5.750      5.491       734      55    100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
States                       %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
--------------------------------------------------------------------------------------------
AL                                0.0    100.0      100.0         0.0        34            2
AZ                               47.0    100.0      100.0         0.0        34            2
CA                               49.0     86.2       97.9         0.0        34            2
CO                                0.0    100.0      100.0         0.0        35            1
DC                              100.0    100.0      100.0         0.0        33            3
FL                               16.5     63.6      100.0         0.0        36            0
GA                                0.0    100.0      100.0         0.0        35            1
HI                               54.4     54.4      100.0         0.0        36            0
IL                                0.0    100.0      100.0         0.0        36            0
MA                               68.8    100.0      100.0         0.0        35            1
MD                               54.6    100.0      100.0         0.0        35            1
MI                               58.5    100.0      100.0         0.0        36            0
MN                                0.0    100.0      100.0         0.0        35            1
MO                               55.2    100.0      100.0         0.0        36            0
NC                              100.0    100.0      100.0         0.0        35            1
NJ                                0.0     52.0      100.0         0.0        36            0
NV                               67.2    100.0      100.0         0.0        33            3
NY                               69.4    100.0      100.0         0.0        34            2
PA                               53.1    100.0      100.0         0.0        35            1
TN                                0.0    100.0      100.0         0.0        35            1
TX                                0.0    100.0      100.0         0.0        35            1
VA                               38.9    100.0      100.0         0.0        35            1
WA                                0.0    100.0      100.0         0.0        35            1
WI                              100.0    100.0      100.0         0.0        35            1
WY                              100.0      0.0      100.0         0.0        35            1
--------------------------------------------------------------------------------------------
Total:                           47.2     88.8       99.3         0.0        35            1
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Index                                   Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                                 84     $52,913,299      99.3%     5.765      5.506       740      73     89.6
6 MO LIBOR                                  1         395,587        0.7     5.750      5.491       724      80      0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Index                      %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------
1 YR LIBOR                     47.6     88.7      100.0         0.0        35            1
6 MO LIBOR                      0.0    100.0        0.0         0.0        35            1
------------------------------------------------------------------------------------------
Total:                         47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Margin                                  Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
2.250%                                     83     $52,433,299      98.4%     5.768      5.509       740      73     89.5
2.350%                                      1         479,999        0.9     5.475      5.216       676      80    100.0
2.750%                                      1         395,587        0.7     5.750      5.491       724      80      0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Margin                     %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------
2.250%                         47.1     88.6      100.0         0.0        35            1
2.350%                        100.0    100.0      100.0         0.0        27            9
2.750%                          0.0    100.0        0.0         0.0        35            1
------------------------------------------------------------------------------------------
Total:                         47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 1 - 3yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Caps - as given on the tape             Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
2/1/6                                       1        $395,587       0.7%     5.750      5.491       724      80      0.0
2/2/5                                       1         555,800        1.0     6.375      6.116       770      80    100.0
2/2/6                                      82      51,829,499       97.2     5.751      5.492       740      73     89.4
6/2/6                                       1         528,000        1.0     6.500      6.241       705      80    100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Caps - as given on the tape      %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------------
2/1/6                                 0.0    100.0        0.0         0.0        35            1
2/2/5                               100.0    100.0      100.0         0.0        33            3
2/2/6                                47.5     88.4      100.0         0.0        35            1
6/2/6                                 0.0    100.0      100.0         0.0        35            1
------------------------------------------------------------------------------------------------
Total:                               47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Max Rate                                Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
10.000% to 10.499%                          1        $612,000       1.1%     4.000      3.741       732      80    100.0
11.000% to 11.499%                         21      12,430,873       23.3     5.285      5.026       747      73     95.8
11.500% to 11.999%                         40      27,667,077       51.9     5.687      5.428       739      72     80.6
12.000% to 12.499%                         11       6,250,112       11.7     6.229      5.970       730      76    100.0
12.500% to 12.999%                         11       5,862,073       11.0     6.696      6.437       734      77    100.0
13.500% to 13.999%                          1         486,750        0.9     7.500      7.241       764      75    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Max Rate                       %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
----------------------------------------------------------------------------------------------
10.000% to 10.499%                  0.0    100.0      100.0         0.0        34            2
11.000% to 11.499%                 48.7     90.8      100.0         0.0        34            2
11.500% to 11.999%                 56.9     91.6       98.6         0.0        35            1
12.000% to 12.499%                 35.3     82.4      100.0         0.0        35            1
12.500% to 12.999%                 20.3     84.2      100.0         0.0        35            1
13.500% to 13.999%                  0.0      0.0      100.0         0.0        36            0
----------------------------------------------------------------------------------------------
Total:                             47.2     88.8       99.3         0.0        35            1
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Original Months to Roll                 Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
36                                         85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Original Months to Roll         %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
-----------------------------------------------------------------------------------------------
36                                  47.2     88.8       99.3         0.0        35            1
-----------------------------------------------------------------------------------------------
Total:                              47.2     88.8       99.3         0.0        35            1
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Months to Roll                          Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
27                                          1        $479,999       0.9%     5.475      5.216       676      80    100.0
32                                          1       1,254,000        2.4     5.250      4.991       729      75    100.0
33                                          6       5,073,484        9.5     5.635      5.376       747      69     80.4
34                                         11       6,409,377       12.0     5.578      5.319       733      75     91.8
35                                         45      27,465,604       51.5     5.678      5.419       741      72     86.2
36                                         21      12,626,421       23.7     6.164      5.905       741      77     95.4
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Months to Roll                  %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
-----------------------------------------------------------------------------------------------
27                                 100.0    100.0      100.0         0.0        27            9
32                                 100.0    100.0      100.0         0.0        32            4
33                                 100.0     85.7      100.0         0.0        33            3
34                                  51.7     93.4      100.0         0.0        34            2
35                                  32.9     89.3       98.6         0.0        35            1
36                                  47.6     84.9      100.0         0.0        36            0
-----------------------------------------------------------------------------------------------
Total:                              47.2     88.8       99.3         0.0        35            1
-----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Property Type                           Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                  1        $617,000       1.2%     5.625      5.366       748      46    100.0
CONDOMINIUM                                 4       1,774,901        3.3     6.053      5.794       749      75     51.5
PUD                                        30      18,838,320       35.3     5.668      5.409       738      74     90.4
SINGLE FAMILY                              50      32,078,664       60.2     5.809      5.550       740      74     89.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Property Type                %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
--------------------------------------------------------------------------------------------
2-4 FAMILY                      100.0    100.0      100.0         0.0        33            3
CONDOMINIUM                      26.2     76.1       77.7         0.0        35            1
PUD                              49.5     84.7      100.0         0.0        34            2
SINGLE FAMILY                    46.1     91.6      100.0         0.0        35            1
--------------------------------------------------------------------------------------------
Total:                           47.2     88.8       99.3         0.0        35            1
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Occupancy Code                          Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
Primary                                    74     $47,320,581      88.8%     5.737      5.478       737      74     87.5
Second Home                                11       5,988,304       11.2     5.986      5.727       758      72    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Occupancy Code                %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
---------------------------------------------------------------------------------------------
Primary                           49.9    100.0       99.2         0.0        35            1
Second Home                       26.3      0.0      100.0         0.0        35            1
---------------------------------------------------------------------------------------------
Total:                            47.2     88.8       99.3         0.0        35            1
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Purpose                                 Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
Cashout Refi                               26     $20,146,823      37.8%     5.720      5.461       729      69     75.6
Purchase                                   48      26,003,384       48.8     5.815      5.556       749      79     96.2
RateTerm Refi                              11       7,158,679       13.4     5.712      5.453       736      67    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Purpose                     %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
-------------------------------------------------------------------------------------------
Cashout Refi                    84.7     95.8      100.0         0.0        34            2
Purchase                        18.4     83.0       98.5         0.0        35            1
RateTerm Refi                   46.3     89.9      100.0         0.0        35            1
-------------------------------------------------------------------------------------------
Total:                          47.2     88.8       99.3         0.0        35            1
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Documentation Type                      Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
ALT                                         6      $2,989,977       5.6%     6.044      5.785       727      71    100.0
FULL                                       33      25,185,384       47.2     5.676      5.417       728      71     80.4
PREFERRED                                  44      24,209,938       45.4     5.807      5.548       754      76     97.6
RED                                         2         923,587        1.7     6.179      5.920       713      80     57.2
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Documentation Type           %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
--------------------------------------------------------------------------------------------
ALT                               0.0     69.0      100.0         0.0        35            1
FULL                            100.0     93.7      100.0         0.0        34            2
PREFERRED                         0.0     85.6      100.0         0.0        35            1
RED                               0.0    100.0       57.2         0.0        35            1
--------------------------------------------------------------------------------------------
Total:                           47.2     88.8       99.3         0.0        35            1
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Flag                 Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
N                                          70     $43,531,359      81.7%     5.765      5.506       739      73     87.4
Y                                          15       9,777,526       18.3     5.766      5.507       741      77     96.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Prepayment Penalty Flag    %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------
N                              47.7     88.4      100.0         0.0        35            1
Y                              45.1     90.5       96.0         0.0        35            1
------------------------------------------------------------------------------------------
Total:                         47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 1 - 3yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Terms                Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
0                                          70     $43,531,359      81.7%     5.765      5.506       739      73     87.4
12                                          8       6,288,396       11.8     5.740      5.481       737      74    100.0
36                                          4       1,984,018        3.7     5.534      5.275       744      80     80.1
60                                          3       1,505,112        2.8     6.179      5.920       754      84    100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Prepayment Penalty Terms       %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
----------------------------------------------------------------------------------------------
0                                  47.7     88.4      100.0         0.0        35            1
12                                 55.7    100.0      100.0         0.0        35            1
36                                 24.2     76.0       80.1         0.0        33            3
60                                 28.2     70.2      100.0         0.0        36            0
----------------------------------------------------------------------------------------------
Total:                             47.2     88.8       99.3         0.0        35            1
----------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Description          Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
1 year Hard Prepay                          8      $6,288,396      11.8%     5.740      5.481       737      74    100.0
3 year Soft Prepay                          4       1,984,018        3.7     5.534      5.275       744      80     80.1
5 year Soft Prepay                          3       1,505,112        2.8     6.179      5.920       754      84    100.0
No Prepay                                  70      43,531,359       81.7     5.765      5.506       739      73     87.4
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Prepayment Penalty Description      %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
---------------------------------------------------------------------------------------------------
1 year Hard Prepay                      55.7    100.0      100.0         0.0        35            1
3 year Soft Prepay                      24.2     76.0       80.1         0.0        33            3
5 year Soft Prepay                      28.2     70.2      100.0         0.0        36            0
No Prepay                               47.7     88.4      100.0         0.0        35            1
---------------------------------------------------------------------------------------------------
Total:                                  47.2     88.8       99.3         0.0        35            1
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
N                                           8      $5,901,810      11.1%     5.662      5.403       741      70      0.0
Y                                          77      47,407,075       88.9     5.778      5.519       739      74    100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Interest Only                     %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
-------------------------------------------------------------------------------------------------
N                                     83.5    100.0       93.3         0.0        35            1
Y                                     42.7     87.4      100.0         0.0        35            1
-------------------------------------------------------------------------------------------------
Total:                                47.2     88.8       99.3         0.0        35            1
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
0.000                                       8      $5,901,810      11.1%     5.662      5.403       741      70      0.0
36.000                                     77      47,407,075       88.9     5.778      5.519       739      74    100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Interest Only                 %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
---------------------------------------------------------------------------------------------
0.000                             83.5    100.0       93.3         0.0        35            1
36.000                            42.7     87.4      100.0         0.0        35            1
---------------------------------------------------------------------------------------------
Total:                            47.2     88.8       99.3         0.0        35            1
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
--------------------------------------------------------------------------------------------------------------------------
CurrLTV <= 80                              84     $52,884,235      99.2%     5.766      5.507       740      73     88.8
CurrLTV > 80 and Insured                    1         424,650        0.8     5.625      5.366       703      95    100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Mortgage Insurance               %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
------------------------------------------------------------------------------------------------
CurrLTV <= 80                        46.8     88.7       99.3         0.0        35            1
CurrLTV > 80 and Insured            100.0    100.0      100.0         0.0        36            0
------------------------------------------------------------------------------------------------
Total:                               47.2     88.8       99.3         0.0        35            1
------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Servicer                                Count         Balance    Percent      GWAC       NWAC      FICO     LTV      %IO
---------------------------------------------------------------------------------------------------------------------------
Countrywide                                85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                     85     $53,308,885     100.0%     5.765      5.506       740      73     88.9
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Servicer                        %FullDoc      %OO    %1yrLIB     %1yrCMT       MTR          Age
-----------------------------------------------------------------------------------------------
Countrywide                         47.2     88.8       99.3         0.0        35            1
-----------------------------------------------------------------------------------------------
Total:                              47.2     88.8       99.3         0.0        35            1
-----------------------------------------------------------------------------------------------

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 2 - 5yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------






-------------------------------------------------------------------------------
Stats
-------------------------------------------------------------------------------
Count:  337
Current Balance:  $190,117,421
Average Current Balance:  $564,147
Gross Weighted Average Coupon:  5.817%
Net Weighted Average Coupon:  5.556%
Weighted Average Expense Rate:  0.261%
Weighted Average Expense Rate - after Reset:  0.386%
Original Term:  360
Remaining Term:  359
Age:  1
Original Loan-to-Value Ratio:  74.68%
Current Loan-to-Value Ratio:  74.67%
Margin:  2.268%
Net Margin:  1.881%
Non-Zero Initial Periodic Cap:  4.998%
Non-Zero Subsequent Periodic Cap:  2.000%
Lifetime Cap:  5.009%
Maximum Interest Rate:  10.826%
Months to Next Roll:  59
FICO Score:  733
Max Zip Code Percentage:  1.219%
Final Maturity:  2035-12-01



---------------------------------------------------------------------------------------------------------------------------
Product Type                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
5yr Hybrids                               337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Product Type                    %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------
5yr Hybrids                         28.2     92.3      99.5          0.5       59            1
----------------------------------------------------------------------------------------------
Total:                              28.2     92.3      99.5          0.5       59            1
----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Principal Balance                       Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
$50,000.01 to $200,000.00                   5        $613,614       0.3%      6.050      5.791      722       78    37.4
$200,000.01 to $350,000.00                  3         805,664        0.4      5.845      5.586      718       80    73.3
$350,000.01 to $500,000.00                153      68,273,762       35.9      5.830      5.567      734       75    82.9
$500,000.01 to $650,000.00                107      61,269,075       32.2      5.807      5.544      737       74    81.2
$650,000.01 to $800,000.00                 33      23,590,113       12.4      5.736      5.477      729       77    78.6
$800,000.01 to $950,000.00                 17      14,784,841        7.8      5.863      5.604      733       79    88.0
$950,000.01 to $1,100,000.00               15      14,938,602        7.9      5.792      5.533      717       70    73.7
$1,100,000.01 to $1,250,000.00              2       2,322,750        1.2      6.149      5.890      718       75    48.4
$1,550,000.01 to $1,700,000.00              1       1,695,000        0.9      5.625      5.366      750       68   100.0
$1,700,000.01 to $1,850,000.00              1       1,824,000        1.0      6.250      5.991      739       60   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Principal Balance                     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------------
$50,000.01 to $200,000.00                 49.9     54.7     100.0          0.0       59            1
$200,000.01 to $350,000.00                31.6    100.0     100.0          0.0       58            2
$350,000.01 to $500,000.00                29.5     90.2     100.0          0.0       60            0
$500,000.01 to $650,000.00                23.3     89.9     100.0          0.0       60            0
$650,000.01 to $800,000.00                21.4     97.0     100.0          0.0       59            1
$800,000.01 to $950,000.00                16.9     94.1     100.0          0.0       60            0
$950,000.01 to $1,100,000.00              47.0    100.0      93.6          6.4       59            1
$1,100,000.01 to $1,250,000.00           100.0    100.0     100.0          0.0       59            1
$1,550,000.01 to $1,700,000.00           100.0    100.0     100.0          0.0       58            2
$1,700,000.01 to $1,850,000.00             0.0    100.0     100.0          0.0       60            0
----------------------------------------------------------------------------------------------------
Total:                                    28.2     92.3      99.5          0.5       59            1
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Current Rate                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
3.750% to 3.999%                            1        $726,000       0.4%      3.875      3.616      701       80     0.0
4.250% to 4.499%                            1          60,000        0.0      4.375      4.116      656       80   100.0
4.500% to 4.749%                            6       3,222,253        1.7      4.565      4.306      721       82    72.2
4.750% to 4.999%                            2       1,171,534        0.6      4.875      4.616      756       71    57.3
5.000% to 5.249%                           19      11,297,087        5.9      5.065      4.806      749       76    72.0
5.250% to 5.499%                           43      23,364,796       12.3      5.328      5.069      736       71    73.2
5.500% to 5.749%                           64      38,418,533       20.2      5.570      5.311      740       74    77.4
5.750% to 5.999%                           87      48,253,594       25.4      5.828      5.569      727       75    81.9
6.000% to 6.249%                           48      26,057,252       13.7      6.067      5.808      737       75    87.0
6.250% to 6.499%                           26      14,802,959        7.8      6.292      6.033      725       73    92.4
6.500% to 6.749%                           18       9,761,796        5.1      6.519      6.215      719       78    90.6
6.750% to 6.999%                           13       8,145,411        4.3      6.810      6.551      722       74    85.3
7.000% to 7.249%                            3       1,203,006        0.6      7.000      6.741      747       80    88.4
7.250% to 7.499%                            3       2,083,000        1.1      7.277      7.018      732       80   100.0
7.500% to 7.749%                            3       1,550,200        0.8      7.500      7.241      754       74   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Current Rate                  %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
3.750% to 3.999%                   0.0    100.0     100.0          0.0       60            0
4.250% to 4.499%                   0.0    100.0     100.0          0.0       56            4
4.500% to 4.749%                  27.8    100.0     100.0          0.0       59            1
4.750% to 4.999%                   0.0    100.0     100.0          0.0       60            0
5.000% to 5.249%                  33.2     88.4      91.5          8.5       60            0
5.250% to 5.499%                  43.0     90.5     100.0          0.0       59            1
5.500% to 5.749%                  30.6     94.3     100.0          0.0       59            1
5.750% to 5.999%                  28.6     95.3     100.0          0.0       59            1
6.000% to 6.249%                  20.0     85.7     100.0          0.0       60            0
6.250% to 6.499%                  28.6     92.9     100.0          0.0       60            0
6.500% to 6.749%                  22.9     83.9     100.0          0.0       59            1
6.750% to 6.999%                  20.1     95.6     100.0          0.0       60            0
7.000% to 7.249%                   0.0    100.0     100.0          0.0       59            1
7.250% to 7.499%                   0.0    100.0     100.0          0.0       60            0
7.500% to 7.749%                   0.0    100.0     100.0          0.0       60            0
--------------------------------------------------------------------------------------------
Total:                            28.2     92.3      99.5          0.5       59            1
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Original Term                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
360                                       337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Original Term                  %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
360                                28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------
Total:                             28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Age                                     Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
0                                         187    $106,978,572      56.3%      5.879      5.616      733       75    83.1
1                                         132      72,147,781       37.9      5.758      5.499      734       75    78.5
2                                          14       9,796,413        5.2      5.615      5.356      727       71    77.8
3                                           2         879,969        0.5      5.322      5.063      732       61   100.0
4                                           2         314,686        0.2      6.095      5.836      658       80   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Age                            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
0                                  19.9     92.2     100.0          0.0       60            0
1                                  34.2     93.1      98.7          1.3       59            1
2                                  71.5     86.2     100.0          0.0       58            2
3                                  42.0    100.0     100.0          0.0       57            3
4                                  80.9    100.0     100.0          0.0       56            4
---------------------------------------------------------------------------------------------
Total:                             28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 2 - 5yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
20.001% to 30.000%                          1        $650,000       0.3%      6.750      6.491      775       26   100.0
30.001% to 40.000%                          2         869,969        0.5      5.609      5.350      764       37   100.0
40.001% to 50.000%                         10       5,782,832        3.0      5.520      5.261      753       46    60.3
50.001% to 60.000%                         20      12,269,841        6.5      5.765      5.506      733       56    75.8
60.001% to 70.000%                         41      24,220,394       12.7      5.912      5.653      734       67    86.8
70.001% to 75.000%                         26      17,029,639        9.0      5.779      5.520      729       73    60.7
75.001% to 80.000%                        231     126,045,042       66.3      5.823      5.564      733       80    84.5
80.001% to 85.000%                          1         649,305        0.3      5.625      5.366      710       83     0.0
85.001% to 90.000%                          4       2,183,400        1.1      5.659      5.197      680       89    81.4
90.001% to 95.000%                          1         417,000        0.2      5.750      5.491      671       95   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
20.001% to 30.000%                       0.0    100.0     100.0          0.0       60            0
30.001% to 40.000%                      42.5     42.5     100.0          0.0       59            1
40.001% to 50.000%                      32.8     88.8     100.0          0.0       59            1
50.001% to 60.000%                      25.0     86.5     100.0          0.0       60            0
60.001% to 70.000%                      29.4     95.9     100.0          0.0       59            1
70.001% to 75.000%                      49.2     85.1     100.0          0.0       59            1
75.001% to 80.000%                      24.3     93.4      99.2          0.8       60            0
80.001% to 85.000%                     100.0    100.0     100.0          0.0       59            1
85.001% to 90.000%                      65.1    100.0     100.0          0.0       60            0
90.001% to 95.000%                       0.0    100.0     100.0          0.0       59            1
--------------------------------------------------------------------------------------------------
Total:                                  28.2     92.3      99.5          0.5       59            1
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0.001% - 50.000%                           12      $6,932,832       3.6%      5.661      5.402      755       44    66.9
50.001% - 60.000%                          19      11,551,809        6.1      5.738      5.479      732       56    74.3
60.001% - 70.000%                          34      19,734,887       10.4      5.915      5.656      731       67    90.9
70.001% - 75.000%                          21      11,756,627        6.2      5.663      5.404      736       72    58.3
75.001% - 80.000%                         127      71,515,919       37.6      5.737      5.478      734       79    81.6
80.001% - 85.000%                           9       5,337,045        2.8      5.856      5.597      722       77    87.8
85.001% - 90.000%                          87      49,268,142       25.9      5.886      5.618      733       79    85.5
90.001% - 95.000%                          13       7,104,680        3.7      5.947      5.688      713       80    69.2
95.001% - 100.000%                         15       6,915,480        3.6      6.265      6.006      728       80    91.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio         %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
0.001% - 50.000%                         27.4     83.4     100.0          0.0       59            1
50.001% - 60.000%                        29.8     85.7     100.0          0.0       59            1
60.001% - 70.000%                        34.0     96.8     100.0          0.0       59            1
70.001% - 75.000%                        52.0     78.4     100.0          0.0       59            1
75.001% - 80.000%                        31.6     92.9      98.7          1.3       59            1
80.001% - 85.000%                        44.6     86.9     100.0          0.0       60            0
85.001% - 90.000%                         9.2     94.1     100.0          0.0       60            0
90.001% - 95.000%                        51.2    100.0     100.0          0.0       60            0
95.001% - 100.000%                       32.1    100.0     100.0          0.0       60            0
---------------------------------------------------------------------------------------------------
Total:                                   28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
FICO Score                              Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
620 to 639                                  1        $136,361       0.1%      5.875      5.616      631       75     0.0
640 to 659                                  2         314,686        0.2      6.095      5.836      658       80   100.0
660 to 679                                 33      18,740,058        9.9      5.848      5.589      668       76    81.4
680 to 699                                 28      15,017,607        7.9      5.772      5.483      688       77    79.0
700 to 719                                 69      41,912,967       22.0      5.869      5.610      709       76    89.6
720 to 739                                 55      33,020,956       17.4      5.933      5.674      730       74    87.9
740 to 759                                 55      29,684,960       15.6      5.756      5.497      750       74    85.7
760 to 779                                 48      26,062,464       13.7      5.754      5.495      771       73    63.1
780 to 799                                 33      18,535,870        9.7      5.715      5.456      788       74    74.1
800 to 819                                 13       6,691,492        3.5      5.724      5.465      807       72    70.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
FICO Score                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------
620 to 639                         100.0    100.0     100.0          0.0       59            1
640 to 659                          80.9    100.0     100.0          0.0       56            4
660 to 679                          56.1     96.5      94.9          5.1       60            0
680 to 699                          70.8     96.8     100.0          0.0       59            1
700 to 719                           8.0     96.4     100.0          0.0       60            0
720 to 739                          29.5     89.5     100.0          0.0       60            0
740 to 759                          26.8     91.5     100.0          0.0       59            1
760 to 779                          17.7     90.5     100.0          0.0       60            0
780 to 799                          21.7     88.6     100.0          0.0       59            1
800 to 819                          35.3     78.0     100.0          0.0       60            0
----------------------------------------------------------------------------------------------
Total:                              28.2     92.3      99.5          0.5       59            1
----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
States                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
AL                                          1      $1,000,000       0.5%      5.625      5.366      723       48   100.0
AZ                                          9       4,848,919        2.6      5.828      5.569      731       79    88.5
CA                                        189     106,831,816       56.2      5.819      5.556      731       75    83.6
CO                                          6       3,155,651        1.7      6.104      5.845      750       72    86.0
CT                                          2         886,027        0.5      5.185      4.926      729       80    52.4
DE                                          1         561,016        0.3      6.000      5.741      776       80     0.0
FL                                         22      11,182,119        5.9      5.878      5.619      743       73    59.9
GA                                          3       1,795,200        0.9      6.063      5.804      710       74    72.1
HI                                          1         920,000        0.5      5.750      5.491      751       80   100.0
IL                                         11       6,036,981        3.2      5.591      5.332      745       76    62.5
MA                                          2       1,514,887        0.8      5.305      5.046      780       80     0.0
MD                                          8       4,152,401        2.2      5.740      5.481      746       75    78.0
MI                                          1       1,695,000        0.9      5.625      5.366      750       68   100.0
MT                                          2       1,078,000        0.6      5.761      5.502      764       74   100.0
NC                                          2       1,554,000        0.8      5.980      5.721      690       71   100.0
NH                                          1         608,000        0.3      7.000      6.741      718       80   100.0
NJ                                          5       2,688,047        1.4      5.821      5.562      693       82   100.0
NM                                          2       1,037,000        0.5      5.907      5.648      706       79    43.6
NV                                         14       7,086,293        3.7      5.471      5.212      732       80    91.6
NY                                          2       1,050,000        0.6      5.619      5.360      735       55   100.0
OH                                          1         406,400        0.2      5.250      4.991      701       80   100.0
OR                                          3       2,075,000        1.1      5.384      5.125      753       76    57.8
PA                                          2       1,068,417        0.6      6.235      5.976      753       80    43.9
RI                                          1         500,000        0.3      5.875      5.616      750       38   100.0
TN                                          2         919,700        0.5      5.645      5.386      710       70   100.0
TX                                          3       3,104,000        1.6      5.979      5.720      757       65   100.0
UT                                          6       3,215,661        1.7      6.035      5.776      727       73    75.4
VA                                         22      11,048,442        5.8      5.920      5.661      729       76    95.1
WA                                         10       5,816,338        3.1      6.147      5.888      725       80    67.7
WI                                          1         434,400        0.2      6.125      5.866      768       80   100.0
WY                                          2       1,847,706        1.0      5.424      5.165      737       68    60.8
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
States                             %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
AL                                    100.0    100.0     100.0          0.0       59            1
AZ                                     32.8     90.9     100.0          0.0       60            0
CA                                     28.5     94.6      99.1          0.9       60            0
CO                                     49.0    100.0     100.0          0.0       60            0
CT                                     47.6    100.0     100.0          0.0       59            1
DE                                      0.0    100.0     100.0          0.0       59            1
FL                                     15.8     75.9     100.0          0.0       60            0
GA                                     30.0    100.0     100.0          0.0       59            1
HI                                      0.0    100.0     100.0          0.0       59            1
IL                                      0.0     92.5     100.0          0.0       60            0
MA                                      0.0    100.0     100.0          0.0       59            1
MD                                     46.1     84.3     100.0          0.0       59            1
MI                                    100.0    100.0     100.0          0.0       58            2
MT                                     41.7    100.0     100.0          0.0       59            1
NC                                     41.8     58.2     100.0          0.0       60            0
NH                                      0.0    100.0     100.0          0.0       59            1
NJ                                      0.0    100.0     100.0          0.0       59            1
NM                                     56.4    100.0     100.0          0.0       60            0
NV                                     25.3     87.1     100.0          0.0       59            1
NY                                      0.0    100.0     100.0          0.0       60            0
OH                                      0.0    100.0     100.0          0.0       60            0
OR                                     75.9     24.1     100.0          0.0       59            1
PA                                      0.0    100.0     100.0          0.0       59            1
RI                                      0.0      0.0     100.0          0.0       60            0
TN                                      0.0    100.0     100.0          0.0       59            1
TX                                     18.0     82.0     100.0          0.0       60            0
UT                                     13.7     86.8     100.0          0.0       59            1
VA                                     27.9     99.0     100.0          0.0       59            1
WA                                     27.9    100.0     100.0          0.0       60            0
WI                                      0.0    100.0     100.0          0.0       60            0
WY                                    100.0    100.0     100.0          0.0       58            2
-------------------------------------------------------------------------------------------------
Total:                                 28.2     92.3      99.5          0.5       59            1
-------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 2 - 5yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
Index                                   Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    1        $958,873       0.5%      5.125      4.866      665       80     0.0
1 YR LIBOR                                336     189,158,548       99.5      5.821      5.559      733       75    81.6
--------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Index                          %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
1 YR CMT                          100.0    100.0       0.0        100.0       59            1
1 YR LIBOR                         27.8     92.2     100.0          0.0       59            1
---------------------------------------------------------------------------------------------
Total:                             28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Margin                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
2.250%                                    330    $186,073,053      97.9%      5.825      5.566      734       75    82.0
2.500%                                      1         510,000        0.3      5.375      5.116      694       80   100.0
2.750%                                      3       2,069,282        1.1      5.688      5.329      709       82    25.7
2.875%                                      1         484,400        0.3      6.500      5.751      692       89   100.0
3.875%                                      1         726,000        0.4      3.875      3.616      701       80     0.0
5.000%                                      1         254,686        0.1      6.500      6.241      659       80   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Margin                         %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
2.250%                             27.3     92.4     100.0          0.0       60            0
2.500%                              0.0    100.0     100.0          0.0       57            3
2.750%                            100.0     72.0      53.7         46.3       59            1
2.875%                            100.0    100.0     100.0          0.0       60            0
3.875%                              0.0    100.0     100.0          0.0       60            0
5.000%                            100.0    100.0     100.0          0.0       56            4
---------------------------------------------------------------------------------------------
Total:                             28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Caps - as given on the tape             Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
2/2/6                                       1        $510,000       0.3%      5.375      5.116      694       80   100.0
5/2/4.625                                   1         254,686        0.1      6.500      6.241      659       80   100.0
5/2/5                                     328     187,501,144       98.6      5.822      5.560      733       75    81.6
5/2/5.125                                   1         726,000        0.4      3.875      3.616      701       80     0.0
6/2/6                                       6       1,125,591        0.6      6.352      6.093      751       76    46.8
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Caps - as given on the tape      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------
2/2/6                                 0.0    100.0     100.0          0.0       57            3
5/2/4.625                           100.0    100.0     100.0          0.0       56            4
5/2/5                                28.3     92.5      99.5          0.5       60            0
5/2/5.125                             0.0    100.0     100.0          0.0       60            0
6/2/6                                27.2     43.6     100.0          0.0       59            1
-----------------------------------------------------------------------------------------------
Total:                               28.2     92.3      99.5          0.5       59            1
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Max Rate                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
9.000% to 9.499%                            2        $786,000       0.4%      3.913      3.654      698       80     7.6
9.500% to 9.999%                            8       4,393,787        2.3      4.647      4.388      730       79    68.2
10.000% to 10.499%                         61      34,151,883       18.0      5.240      4.981      741       73    72.4
10.500% to 10.999%                        149      86,366,167       45.4      5.713      5.454      733       75    80.0
11.000% to 11.499%                         74      41,301,272       21.7      6.142      5.883      731       74    89.9
11.500% to 11.999%                         31      17,601,482        9.3      6.638      6.354      719       76    87.2
12.000% to 12.499%                          7       3,470,625        1.8      7.081      6.822      737       80    90.7
12.500% to 12.999%                          4       1,907,200        1.0      7.360      7.101      761       73   100.0
13.000% to 13.499%                          1         139,006        0.1      7.000      6.741      779       80     0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Max Rate                       %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
9.000% to 9.499%                    0.0    100.0     100.0          0.0       60            0
9.500% to 9.999%                   20.4    100.0     100.0          0.0       60            0
10.000% to 10.499%                 40.4     89.7      97.2          2.8       59            1
10.500% to 10.999%                 29.2     95.0     100.0          0.0       59            1
11.000% to 11.499%                 23.5     88.7     100.0          0.0       60            0
11.500% to 11.999%                 22.3     90.1     100.0          0.0       60            0
12.000% to 12.499%                  0.0     96.9     100.0          0.0       60            0
12.500% to 12.999%                  0.0     81.3     100.0          0.0       60            0
13.000% to 13.499%                  0.0    100.0     100.0          0.0       59            1
---------------------------------------------------------------------------------------------
Total:                             28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Original Months to Roll                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
60                                        337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Original Months to Roll            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
60                                     28.2     92.3      99.5          0.5       59            1
-------------------------------------------------------------------------------------------------
Total:                                 28.2     92.3      99.5          0.5       59            1
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Months to Roll                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
56                                          2        $314,686       0.2%      6.095      5.836      658       80   100.0
57                                          2         879,969        0.5      5.322      5.063      732       61   100.0
58                                         14       9,796,413        5.2      5.615      5.356      727       71    77.8
59                                        132      72,147,781       37.9      5.758      5.499      734       75    78.5
60                                        187     106,978,572       56.3      5.879      5.616      733       75    83.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Months to Roll                  %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------
56                                  80.9    100.0     100.0          0.0       56            4
57                                  42.0    100.0     100.0          0.0       57            3
58                                  71.5     86.2     100.0          0.0       58            2
59                                  34.2     93.1      98.7          1.3       59            1
60                                  19.9     92.2     100.0          0.0       60            0
----------------------------------------------------------------------------------------------
Total:                              28.2     92.3      99.5          0.5       59            1
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Property Type                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
CONDOMINIUM                                39     $17,920,959       9.4%      5.807      5.548      734       77    87.2
PUD                                       125      75,638,239       39.8      5.714      5.451      730       75    84.8
SINGLE FAMILY                             173      96,558,223       50.8      5.901      5.639      735       74    77.2
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Property Type                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
CONDOMINIUM                            11.6     71.4     100.0          0.0       60            0
PUD                                    30.1     93.2      98.7          1.3       59            1
SINGLE FAMILY                          29.7     95.4     100.0          0.0       59            1
-------------------------------------------------------------------------------------------------
Total:                                 28.2     92.3      99.5          0.5       59            1
-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Occupancy Code                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Investment                                  2        $278,247       0.1%      6.021      5.762      752       78    61.0
Primary                                   308     175,415,497       92.3      5.815      5.553      731       75    81.2
Second Home                                27      14,423,678        7.6      5.841      5.582      751       72    81.4
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Occupancy Code                        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------------
Investment                                61.0      0.0     100.0          0.0       59            1
Primary                                   27.1    100.0      99.5          0.5       59            1
Second Home                               40.2      0.0     100.0          0.0       59            1
----------------------------------------------------------------------------------------------------
Total:                                    28.2     92.3      99.5          0.5       59            1
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Purpose                                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Cashout Refi                               84     $46,034,340      24.2%      5.733      5.469      724       70    77.1
Purchase                                  210     118,223,948       62.2      5.833      5.572      737       77    82.4
RateTerm Refi                              43      25,859,133       13.6      5.895      5.636      728       71    83.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Purpose                            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
Cashout Refi                           56.3     95.7     100.0          0.0       59            1
Purchase                               17.3     90.2      99.2          0.8       60            0
RateTerm Refi                          27.8     95.6     100.0          0.0       60            0
-------------------------------------------------------------------------------------------------
Total:                                 28.2     92.3      99.5          0.5       59            1
-------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 2 - 5yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
Documentation Type                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
ALT                                        47     $24,324,152      12.8%      5.753      5.494      711       78    80.9
FULL                                       93      53,565,482       28.2      5.735      5.467      722       74    72.3
NINA                                        2         353,984        0.2      6.393      6.134      759       80     0.0
PREFERRED                                 192     110,898,157       58.3      5.868      5.609      743       74    85.8
RED                                         3         975,647        0.5      5.976      5.717      736       76    88.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Documentation Type             %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
ALT                                 0.0     97.5     100.0          0.0       60            0
FULL                              100.0     88.9      98.2          1.8       59            1
NINA                                0.0    100.0     100.0          0.0       59            1
PREFERRED                           0.0     93.1     100.0          0.0       60            0
RED                                 0.0     52.3     100.0          0.0       58            2
---------------------------------------------------------------------------------------------
Total:                             28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Flag                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
N                                         265    $151,315,512      79.6%      5.809      5.549      735       74    79.1
Y                                          72      38,801,909       20.4      5.849      5.584      725       76    89.5
----------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Prepayment Penalty Flag             %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
N                                       29.6     93.7      99.4          0.6       59            1
Y                                       22.8     86.6     100.0          0.0       60            0
--------------------------------------------------------------------------------------------------
Total:                                  28.2     92.3      99.5          0.5       59            1
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Terms                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0                                         265    $151,315,512      79.6%      5.809      5.549      735       74    79.1
12                                         40      21,044,737       11.1      5.791      5.532      725       77    98.1
36                                         16      10,479,217        5.5      5.921      5.662      724       74    70.5
60                                         16       7,277,955        3.8      5.911      5.619      727       76    91.8
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Prepayment Penalty Terms           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
0                                      29.6     93.7      99.4          0.6       59            1
12                                     16.5     86.4     100.0          0.0       60            0
36                                     29.2     89.6     100.0          0.0       59            1
60                                     31.8     82.6     100.0          0.0       60            0
-------------------------------------------------------------------------------------------------
Total:                                 28.2     92.3      99.5          0.5       59            1
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Description          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
1 year Hard Prepay                         40     $21,044,737      11.1%      5.791      5.532      725       77    98.1
3 year Soft Prepay                         16      10,479,217        5.5      5.921      5.662      724       74    70.5
5 year Soft Prepay                         16       7,277,955        3.8      5.911      5.619      727       76    91.8
No Prepay                                 265     151,315,512       79.6      5.809      5.549      735       74    79.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Prepayment Penalty Description       %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
1 year Hard Prepay                       16.5     86.4     100.0          0.0       60            0
3 year Soft Prepay                       29.2     89.6     100.0          0.0       59            1
5 year Soft Prepay                       31.8     82.6     100.0          0.0       60            0
No Prepay                                29.6     93.7      99.4          0.6       59            1
---------------------------------------------------------------------------------------------------
Total:                                   28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
N                                          64     $35,751,307      18.8%      5.634      5.375      742       73     0.0
Y                                         273     154,366,114       81.2      5.860      5.598      731       75   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Interest Only                     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
N                                     41.5     92.2      97.3          2.7       59            1
Y                                     25.1     92.3     100.0          0.0       60            0
------------------------------------------------------------------------------------------------
Total:                                28.2     92.3      99.5          0.5       59            1
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0.000                                      64     $35,751,307      18.8%      5.634      5.375      742       73     0.0
60.000                                    273     154,366,114       81.2      5.860      5.598      731       75   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Interest Only                     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
0.000                                 41.5     92.2      97.3          2.7       59            1
60.000                                25.1     92.3     100.0          0.0       60            0
------------------------------------------------------------------------------------------------
Total:                                28.2     92.3      99.5          0.5       59            1
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
CurrLTV <= 80                             331    $186,867,716      98.3%      5.820      5.561      734       74    81.4
CurrLTV > 80 and Insured                    6       3,249,705        1.7      5.664      5.268      685       89    67.5
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Mortgage Insurance                   %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
CurrLTV <= 80                            27.6     92.1      99.5          0.5       59            1
CurrLTV > 80 and Insured                 63.7    100.0     100.0          0.0       60            0
---------------------------------------------------------------------------------------------------
Total:                                   28.2     92.3      99.5          0.5       59            1
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Servicer                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Countrywide                               337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    337    $190,117,421     100.0%      5.817      5.556      733       75    81.2
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Servicer                         %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------
Countrywide                          28.2     92.3      99.5          0.5       59            1
-----------------------------------------------------------------------------------------------
Total:                               28.2     92.3      99.5          0.5       59            1
-----------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 3 - 7yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count:  245
Current Balance:  $148,301,535
Average Current Balance:  $605,312
Gross Weighted Average Coupon:  5.880%
Net Weighted Average Coupon:  5.621%
Weighted Average Expense Rate:  0.259%
Weighted Average Expense Rate - after Reset:  0.384%
Original Term:  360
Remaining Term:  359
Age:  1
Original Loan-to-Value Ratio:  73.41%
Current Loan-to-Value Ratio:  73.40%
Margin:  2.255%
Net Margin:  1.871%
Non-Zero Initial Periodic Cap:  5.000%
Non-Zero Subsequent Periodic Cap:  2.000%
Lifetime Cap:  5.000%
Maximum Interest Rate:  10.880%
Months to Next Roll:  83
FICO Score:  742
Max Zip Code Percentage:  2.003%
Final Maturity:  2035-12-01




---------------------------------------------------------------------------------------------------------------------------
Product Type                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
7yr Hybrids                               245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Product Type                     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------
7yr Hybrids                          26.8     89.7      99.7          0.3       83            1
-----------------------------------------------------------------------------------------------
Total:                               26.8     89.7      99.7          0.3       83            1
-----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Principal Balance                       Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
$200,000.01 to $350,000.00                  1        $344,991       0.2%      5.500      5.241      805       55   100.0
$350,000.01 to $500,000.00                 95      42,407,607       28.6      5.868      5.609      735       75    87.2
$500,000.01 to $650,000.00                 88      50,535,956       34.1      5.940      5.681      734       75    88.6
$650,000.01 to $800,000.00                 31      22,659,698       15.3      5.916      5.657      752       75    90.3
$800,000.01 to $950,000.00                  9       7,841,692        5.3      5.718      5.459      732       76    66.5
$950,000.01 to $1,100,000.00               12      11,990,691        8.1      5.771      5.512      766       67    83.4
$1,100,000.01 to $1,250,000.00              3       3,560,000        2.4      5.875      5.616      749       68   100.0
$1,250,000.01 to $1,400,000.00              3       4,020,900        2.7      6.040      5.781      779       70   100.0
$1,400,000.01 to $1,550,000.00              2       2,940,000        2.0      5.624      5.365      755       75   100.0
$1,850,000.01 to $2,000,000.00              1       2,000,000        1.3      5.625      5.366      760       41   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Principal Balance                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------------
$200,000.01 to $350,000.00                  0.0    100.0     100.0          0.0       82            2
$350,000.01 to $500,000.00                 25.6     89.3      99.0          1.0       83            1
$500,000.01 to $650,000.00                 21.7     85.1     100.0          0.0       84            0
$650,000.01 to $800,000.00                 25.9     96.5     100.0          0.0       83            1
$800,000.01 to $950,000.00                 11.1    100.0     100.0          0.0       84            0
$950,000.01 to $1,100,000.00               33.7     91.7     100.0          0.0       83            1
$1,100,000.01 to $1,250,000.00             67.7    100.0     100.0          0.0       84            0
$1,250,000.01 to $1,400,000.00             67.2    100.0     100.0          0.0       83            1
$1,400,000.01 to $1,550,000.00              0.0     50.3     100.0          0.0       84            0
$1,850,000.01 to $2,000,000.00            100.0    100.0     100.0          0.0       84            0
-----------------------------------------------------------------------------------------------------
Total:                                     26.8     89.7      99.7          0.3       83            1
-----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Current Rate                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
4.750% to 4.999%                            2      $1,014,494       0.7%      4.821      4.562      713       80    43.5
5.250% to 5.499%                           14       8,372,849        5.6      5.323      5.064      735       71    64.8
5.500% to 5.749%                           45      28,246,292       19.0      5.558      5.299      744       67    84.9
5.750% to 5.999%                           93      57,740,997       38.9      5.827      5.568      743       75    88.4
6.000% to 6.249%                           49      28,452,194       19.2      6.032      5.773      736       76    96.2
6.250% to 6.499%                           25      14,603,020        9.8      6.301      6.042      747       75    87.3
6.500% to 6.749%                           12       7,150,520        4.8      6.523      6.264      756       73   100.0
6.750% to 6.999%                            4       2,193,169        1.5      6.776      6.517      721       80    73.4
7.500% to 7.749%                            1         528,000        0.4      7.500      7.241      719       80   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Current Rate                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
4.750% to 4.999%                      56.5    100.0     100.0          0.0       83            1
5.250% to 5.499%                      35.0     94.8     100.0          0.0       83            1
5.500% to 5.749%                      29.6     93.6     100.0          0.0       83            1
5.750% to 5.999%                      31.1     89.7      99.3          0.7       83            1
6.000% to 6.249%                      18.4     82.8     100.0          0.0       84            0
6.250% to 6.499%                      21.8     91.9     100.0          0.0       84            0
6.500% to 6.749%                      12.1     93.6     100.0          0.0       84            0
6.750% to 6.999%                      26.6     72.8     100.0          0.0       83            1
7.500% to 7.749%                       0.0    100.0     100.0          0.0       84            0
------------------------------------------------------------------------------------------------
Total:                                26.8     89.7      99.7          0.3       83            1
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Original Term                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
360                                       245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
--------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Original Term                 %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
360                               26.8     89.7      99.7          0.3       83            1
--------------------------------------------------------------------------------------------
Total:                            26.8     89.7      99.7          0.3       83            1
--------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Age                                     Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0                                         136     $81,583,980      55.0%      5.916      5.657      738       74    86.5
1                                          95      58,137,091       39.2      5.854      5.595      746       74    90.4
2                                          10       6,009,761        4.1      5.624      5.365      750       66    83.4
3                                           4       2,570,703        1.7      5.900      5.641      753       59    82.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Age                           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
0                                 19.6     93.5      99.5          0.5       84            0
1                                 34.5     85.1     100.0          0.0       83            1
2                                 43.2     77.9     100.0          0.0       82            2
3                                 40.6    100.0     100.0          0.0       81            3
--------------------------------------------------------------------------------------------
Total:                            26.8     89.7      99.7          0.3       83            1
--------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 3 - 7yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
30.001% to 40.000%                          1        $750,000       0.5%      5.625      5.366      737       37   100.0
40.001% to 50.000%                         10       7,248,172        4.9      5.653      5.394      746       46    86.2
50.001% to 60.000%                         14       9,643,631        6.5      5.944      5.685      756       56    77.3
60.001% to 70.000%                         39      22,921,361       15.5      5.759      5.500      742       66    93.5
70.001% to 75.000%                         25      19,601,947       13.2      5.903      5.644      752       74    93.1
75.001% to 80.000%                        155      87,553,756       59.0      5.914      5.655      738       80    87.0
90.001% to 95.000%                          1         582,669        0.4      6.750      6.491      754       95     0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio          %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------------
30.001% to 40.000%                       100.0    100.0     100.0          0.0       84            0
40.001% to 50.000%                        76.0    100.0     100.0          0.0       83            1
50.001% to 60.000%                        26.9     89.6     100.0          0.0       83            1
60.001% to 70.000%                        24.1     90.5     100.0          0.0       84            0
70.001% to 75.000%                        25.5     87.0     100.0          0.0       84            0
75.001% to 80.000%                        22.5     89.0      99.5          0.5       84            0
90.001% to 95.000%                       100.0    100.0     100.0          0.0       83            1
----------------------------------------------------------------------------------------------------
Total:                                    26.8     89.7      99.7          0.3       83            1
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0.001% - 50.000%                            9      $5,318,172       3.6%      5.680      5.421      736       46    81.2
50.001% - 60.000%                          13      10,754,640        7.3      5.847      5.588      754       53    79.7
60.001% - 70.000%                          37      20,996,852       14.2      5.755      5.496      741       66    93.0
70.001% - 75.000%                          21      15,102,297       10.2      5.894      5.635      745       73    91.1
75.001% - 80.000%                          81      47,234,450       31.9      5.873      5.614      743       79    82.6
80.001% - 85.000%                           9       5,196,912        3.5      5.953      5.694      732       80    88.5
85.001% - 90.000%                          53      32,274,997       21.8      5.956      5.697      744       79    95.1
90.001% - 95.000%                          12       6,803,594        4.6      6.033      5.774      734       80    83.0
95.001% - 100.000%                         10       4,619,622        3.1      5.936      5.677      711       80    91.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio       %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
0.001% - 50.000%                       67.2    100.0     100.0          0.0       83            1
50.001% - 60.000%                      49.0     90.7     100.0          0.0       83            1
60.001% - 70.000%                      20.6     89.6     100.0          0.0       84            0
70.001% - 75.000%                      24.4     83.2     100.0          0.0       83            1
75.001% - 80.000%                      24.1     88.7     100.0          0.0       84            0
80.001% - 85.000%                      30.6     69.4     100.0          0.0       84            0
85.001% - 90.000%                      10.8     91.7     100.0          0.0       84            0
90.001% - 95.000%                      73.4    100.0     100.0          0.0       83            1
95.001% - 100.000%                     30.3    100.0      91.2          8.8       84            0
-------------------------------------------------------------------------------------------------
Total:                                 26.8     89.7      99.7          0.3       83            1
-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
FICO Score                              Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
620 to 639                                  1        $596,000       0.4%      6.750      6.491      621       80   100.0
660 to 679                                 17       9,379,593        6.3      5.770      5.511      669       74    77.8
680 to 699                                 14       7,181,461        4.8      5.929      5.670      691       73    94.3
700 to 719                                 39      22,527,018       15.2      5.832      5.573      710       76    84.2
720 to 739                                 53      31,310,177       21.1      5.906      5.647      730       72    93.1
740 to 759                                 45      26,939,940       18.2      5.932      5.673      750       76    84.4
760 to 779                                 42      26,884,902       18.1      5.812      5.553      770       71    89.8
780 to 799                                 25      17,058,420       11.5      5.859      5.600      790       71    87.8
800 to 819                                  9       6,424,024        4.3      6.067      5.808      807       72    87.9
----------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
FICO Score                    %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
620 to 639                         0.0      0.0     100.0          0.0       83            1
660 to 679                        68.6     94.7     100.0          0.0       84            0
680 to 699                        59.4     93.0      94.3          5.7       84            0
700 to 719                         9.1     93.5     100.0          0.0       83            1
720 to 739                        22.2     95.7     100.0          0.0       84            0
740 to 759                        22.3     77.9     100.0          0.0       83            1
760 to 779                        35.7     88.4     100.0          0.0       83            1
780 to 799                        21.1     92.5     100.0          0.0       83            1
800 to 819                        12.1     91.2     100.0          0.0       83            1
--------------------------------------------------------------------------------------------
Total:                            26.8     89.7      99.7          0.3       83            1
--------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
States                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
AZ                                          7      $4,137,889       2.8%      6.029      5.770      751       73    86.1
CA                                        120      71,730,161       48.4      5.859      5.600      741       72    91.0
CO                                          6       3,307,400        2.2      5.944      5.685      745       74    87.8
CT                                          3       2,497,220        1.7      5.701      5.442      734       64    60.1
DC                                          1         470,000        0.3      5.375      5.116      731       80   100.0
FL                                          9       5,165,497        3.5      5.960      5.701      731       77   100.0
HI                                          2       1,752,000        1.2      6.018      5.759      785       78   100.0
IL                                          5       2,666,196        1.8      6.259      6.000      730       82    59.8
KS                                          1       1,398,750        0.9      5.875      5.616      753       75   100.0
KY                                          1         500,000        0.3      5.500      5.241      751       71   100.0
MA                                         19      13,030,536        8.8      5.868      5.609      736       72    77.4
MD                                          4       2,503,000        1.7      5.812      5.553      757       75   100.0
MI                                          1         600,000        0.4      5.750      5.491      733       73   100.0
MN                                          1         693,750        0.5      6.375      6.116      736       75   100.0
MO                                          1         750,000        0.5      6.250      5.991      797       58   100.0
NC                                          4       3,236,752        2.2      5.786      5.527      767       71   100.0
NJ                                          7       4,140,532        2.8      5.970      5.711      738       74    87.9
NM                                          1         750,000        0.5      6.000      5.741      712       79   100.0
NV                                         14       6,992,526        4.7      5.951      5.692      722       77    85.3
NY                                         10       5,498,656        3.7      6.049      5.790      759       78   100.0
OR                                          4       1,749,070        1.2      5.764      5.505      731       80    76.7
PA                                          1       1,302,150        0.9      5.750      5.491      774       75   100.0
UT                                          2         976,000        0.7      5.608      5.349      755       76   100.0
VA                                         10       5,637,401        3.8      5.807      5.548      747       79    83.3
WA                                          9       5,154,683        3.5      5.661      5.402      728       71    60.9
WI                                          2       1,661,367        1.1      6.025      5.766      779       67    59.9
----------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
States                            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
AZ                                    36.4    100.0     100.0          0.0       83            1
CA                                    21.7     95.5     100.0          0.0       84            0
CO                                    15.1     68.6     100.0          0.0       83            1
CT                                    39.9    100.0     100.0          0.0       83            1
DC                                     0.0    100.0     100.0          0.0       83            1
FL                                    39.8     68.0     100.0          0.0       84            0
HI                                     0.0    100.0     100.0          0.0       83            1
IL                                    39.3    100.0     100.0          0.0       84            0
KS                                   100.0    100.0     100.0          0.0       83            1
KY                                     0.0    100.0     100.0          0.0       84            0
MA                                    29.6     76.5     100.0          0.0       83            1
MD                                    46.7    100.0     100.0          0.0       84            0
MI                                   100.0    100.0     100.0          0.0       83            1
MN                                   100.0    100.0     100.0          0.0       84            0
MO                                     0.0    100.0     100.0          0.0       83            1
NC                                    17.7     65.6     100.0          0.0       83            1
NJ                                    13.3    100.0     100.0          0.0       84            0
NM                                     0.0    100.0     100.0          0.0       83            1
NV                                    17.0     73.7     100.0          0.0       84            0
NY                                    17.1     90.0     100.0          0.0       84            0
OR                                    46.2    100.0      76.7         23.3       84            0
PA                                   100.0    100.0     100.0          0.0       83            1
UT                                     0.0      0.0     100.0          0.0       83            1
VA                                    41.2     75.3     100.0          0.0       83            1
WA                                    32.0     90.3     100.0          0.0       84            0
WI                                    59.9    100.0     100.0          0.0       83            1
------------------------------------------------------------------------------------------------
Total:                                26.8     89.7      99.7          0.3       83            1
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Index                                   Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    1        $407,000       0.3%      5.875      5.616      688       80     0.0
1 YR LIBOR                                244     147,894,535       99.7      5.880      5.621      742       73    88.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Index                           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------
1 YR CMT                           100.0    100.0       0.0        100.0       84            0
1 YR LIBOR                          26.6     89.6     100.0          0.0       83            1
----------------------------------------------------------------------------------------------
Total:                              26.8     89.7      99.7          0.3       83            1
----------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 3 - 7yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Margin                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
2.250%                                    242    $146,731,073      98.9%      5.882      5.623      742       73    88.3
2.750%                                      3       1,570,462        1.1      5.668      5.409      738       80    43.6
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Margin                           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------
2.250%                               26.4     89.6     100.0          0.0       83            1
2.750%                               56.4    100.0      74.1         25.9       83            1
-----------------------------------------------------------------------------------------------
Total:                               26.8     89.7      99.7          0.3       83            1
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Caps - as given on the tape             Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
5/2/5                                     245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Caps - as given on the tape             %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------------
5/2/5                                       26.8     89.7      99.7          0.3       83            1
------------------------------------------------------------------------------------------------------
Total:                                      26.8     89.7      99.7          0.3       83            1
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Max Rate                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
9.500% to 9.999%                            2      $1,014,494       0.7%      4.821      4.562      713       80    43.5
10.000% to 10.499%                         14       8,372,849        5.6      5.323      5.064      735       71    64.8
10.500% to 10.999%                        138      85,987,289       58.0      5.738      5.479      743       72    87.2
11.000% to 11.499%                         74      43,055,214       29.0      6.123      5.864      740       76    93.2
11.500% to 11.999%                         16       9,343,689        6.3      6.582      6.323      748       75    93.8
12.500% to 12.999%                          1         528,000        0.4      7.500      7.241      719       80   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Max Rate                           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
9.500% to 9.999%                       56.5    100.0     100.0          0.0       83            1
10.000% to 10.499%                     35.0     94.8     100.0          0.0       83            1
10.500% to 10.999%                     30.6     91.0      99.5          0.5       83            1
11.000% to 11.499%                     19.6     85.9     100.0          0.0       84            0
11.500% to 11.999%                     15.5     88.7     100.0          0.0       83            1
12.500% to 12.999%                      0.0    100.0     100.0          0.0       84            0
-------------------------------------------------------------------------------------------------
Total:                                 26.8     89.7      99.7          0.3       83            1
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Original Months to Roll                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
84                                        245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Original Months to Roll            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
84                                     26.8     89.7      99.7          0.3       83            1
-------------------------------------------------------------------------------------------------
Total:                                 26.8     89.7      99.7          0.3       83            1
-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Months to Roll                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
81                                          4      $2,570,703       1.7%      5.900      5.641      753       59    82.9
82                                         10       6,009,761        4.1      5.624      5.365      750       66    83.4
83                                         95      58,137,091       39.2      5.854      5.595      746       74    90.4
84                                        136      81,583,980       55.0      5.916      5.657      738       74    86.5
----------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Months to Roll                   %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------
81                                   40.6    100.0     100.0          0.0       81            3
82                                   43.2     77.9     100.0          0.0       82            2
83                                   34.5     85.1     100.0          0.0       83            1
84                                   19.6     93.5      99.5          0.5       84            0
-----------------------------------------------------------------------------------------------
Total:                               26.8     89.7      99.7          0.3       83            1
-----------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Property Type                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                  3      $1,848,000       1.2%      5.848      5.589      753       68   100.0
CONDOMINIUM                                34      17,403,541       11.7      5.805      5.546      744       78    84.8
CO-OP                                       1         765,000        0.5      6.000      5.741      745       77   100.0
PUD                                        79      47,623,531       32.1      5.873      5.614      739       74    89.4
SINGLE FAMILY                             128      80,661,464       54.4      5.899      5.640      743       72    87.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Property Type                        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
2-4 FAMILY                               70.3    100.0     100.0          0.0       84            0
CONDOMINIUM                              16.1     82.7     100.0          0.0       84            0
CO-OP                                     0.0    100.0     100.0          0.0       84            0
PUD                                      22.0     87.1      99.1          0.9       84            0
SINGLE FAMILY                            31.1     92.4     100.0          0.0       83            1
---------------------------------------------------------------------------------------------------
Total:                                   26.8     89.7      99.7          0.3       83            1
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Occupancy Code                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Investment                                  1        $596,000       0.4%      6.750      6.491      621       80   100.0
Primary                                   219     132,982,745       89.7      5.872      5.613      741       73    86.8
Second Home                                25      14,722,790        9.9      5.916      5.657      750       76    97.1
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Occupancy Code                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
Investment                               0.0      0.0     100.0          0.0       83            1
Primary                                 26.0    100.0      99.7          0.3       83            1
Second Home                             34.3      0.0     100.0          0.0       83            1
--------------------------------------------------------------------------------------------------
Total:                                  26.8     89.7      99.7          0.3       83            1
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Purpose                                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Cashout Refi                               62     $38,615,593      26.0%      5.815      5.556      728       68    88.3
Purchase                                  152      91,380,715       61.6      5.911      5.652      745       76    86.5
RateTerm Refi                              31      18,305,227       12.3      5.863      5.604      755       70    93.5
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Purpose                             %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
Cashout Refi                            43.1     84.1     100.0          0.0       83            1
Purchase                                20.8     91.0      99.6          0.4       84            0
RateTerm Refi                           22.0     94.5     100.0          0.0       83            1
--------------------------------------------------------------------------------------------------
Total:                                  26.8     89.7      99.7          0.3       83            1
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Documentation Type                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
ALT                                        32     $20,872,033      14.1%      5.790      5.531      724       74    80.4
FULL                                       62      39,683,659       26.8      5.812      5.553      735       70    86.7
PREFERRED                                 151      87,745,843       59.2      5.932      5.673      749       75    90.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Documentation Type                  %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
ALT                                      0.0     90.1     100.0          0.0       84            0
FULL                                   100.0     87.3      99.0          1.0       83            1
PREFERRED                                0.0     90.6     100.0          0.0       84            0
--------------------------------------------------------------------------------------------------
Total:                                  26.8     89.7      99.7          0.3       83            1
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Flag                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
N                                         194    $118,458,390      79.9%      5.902      5.643      742       74    86.5
Y                                          51      29,843,145       20.1      5.790      5.531      740       73    93.4
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Prepayment Penalty Flag            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
N                                      29.9     89.8      99.7          0.3       83            1
Y                                      14.1     89.3     100.0          0.0       84            0
-------------------------------------------------------------------------------------------------
Total:                                 26.8     89.7      99.7          0.3       83            1
-------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31          Group 3 - 7yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Terms                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0                                         194    $118,458,390      79.9%      5.902      5.643      742       74    86.5
12                                         42      24,801,945       16.7      5.774      5.515      739       73    92.0
36                                          5       3,035,200        2.0      5.972      5.713      751       76   100.0
60                                          4       2,006,000        1.4      5.723      5.464      733       66   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Prepayment Penalty Terms             %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
0                                        29.9     89.8      99.7          0.3       83            1
12                                        8.6     93.2     100.0          0.0       84            0
36                                       18.7     67.4     100.0          0.0       84            0
60                                       75.1     74.1     100.0          0.0       84            0
---------------------------------------------------------------------------------------------------
Total:                                   26.8     89.7      99.7          0.3       83            1
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Description          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
1 year Hard Prepay                         42     $24,801,945      16.7%      5.774      5.515      739       73    92.0
3 year Soft Prepay                          5       3,035,200        2.0      5.972      5.713      751       76   100.0
5 year Soft Prepay                          4       2,006,000        1.4      5.723      5.464      733       66   100.0
No Prepay                                 194     118,458,390       79.9      5.902      5.643      742       74    86.5
--------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Prepayment Penalty Description          %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------------
1 year Hard Prepay                           8.6     93.2     100.0          0.0       84            0
3 year Soft Prepay                          18.7     67.4     100.0          0.0       84            0
5 year Soft Prepay                          75.1     74.1     100.0          0.0       84            0
No Prepay                                   29.9     89.8      99.7          0.3       83            1
------------------------------------------------------------------------------------------------------
Total:                                      26.8     89.7      99.7          0.3       83            1
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
N                                          30     $17,991,626      12.1%      5.730      5.471      738       74     0.0
Y                                         215     130,309,910       87.9      5.900      5.641      742       73   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Interest Only                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
N                                      29.4     97.6      97.7          2.3       84            0
Y                                      26.4     88.6     100.0          0.0       83            1
-------------------------------------------------------------------------------------------------
Total:                                 26.8     89.7      99.7          0.3       83            1
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
0.000                                      30     $17,991,626      12.1%      5.730      5.471      738       74     0.0
84.000                                    215     130,309,910       87.9      5.900      5.641      742       73   100.0
--------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Interest Only                          %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------------
0.000                                      29.4     97.6      97.7          2.3       84            0
84.000                                     26.4     88.6     100.0          0.0       83            1
-----------------------------------------------------------------------------------------------------
Total:                                     26.8     89.7      99.7          0.3       83            1
-----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
CurrLTV <= 80                             244    $147,718,866      99.6%      5.876      5.617      742       73    88.2
CurrLTV > 80 and Insured                    1         582,669        0.4      6.750      6.491      754       95     0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Mortgage Insurance                %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
CurrLTV <= 80                         26.5     89.6      99.7          0.3       83            1
CurrLTV > 80 and Insured             100.0    100.0     100.0          0.0       83            1
------------------------------------------------------------------------------------------------
Total:                                26.8     89.7      99.7          0.3       83            1
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Servicer                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Countrywide                               245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------
Total:                                    245    $148,301,535     100.0%      5.880      5.621      742       73    87.9
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Servicer                              %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------------
Countrywide                               26.8     89.7      99.7          0.3       83            1
----------------------------------------------------------------------------------------------------
Total:                                    26.8     89.7      99.7          0.3       83            1
----------------------------------------------------------------------------------------------------




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31         Group 4 - 10yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------





------------------------------------------------------------------------------
Stats
------------------------------------------------------------------------------
Count:  431
Current Balance:  $263,623,230
Average Current Balance:  $611,655
Gross Weighted Average Coupon:  6.003%
Net Weighted Average Coupon:  5.744%
Weighted Average Expense Rate:  0.259%
Weighted Average Expense Rate - after Reset:  0.384%
Original Term:  360
Remaining Term:  360
Age:  0
Original Loan-to-Value Ratio:  73.48%
Current Loan-to-Value Ratio:  73.48%
Margin:  2.251%
Net Margin:  1.867%
Non-Zero Initial Periodic Cap:  5.005%
Non-Zero Subsequent Periodic Cap:  2.000%
Lifetime Cap: 5.005%
Maximum Interest Rate:  11.008%
Months to Next Roll:  120
FICO Score:  743
Max Zip Code Percentage:  1.489%
Final Maturity:  2035-12-01

---------------------------------------------------------------------------------------------------------------------------
Product Type                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
10yr Hybrids                              431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Product Type                        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
10yr Hybrids                            22.2     91.1      99.8          0.2      120            0
--------------------------------------------------------------------------------------------------
Total:                                  22.2     91.1      99.8          0.2      120            0
--------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Principal Balance                       Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
$50,000.01 to $200,000.00                   1        $174,320       0.1%      5.500      5.241      770       80   100.0
$200,000.01 to $350,000.00                  1         287,500        0.1      5.250      4.991      723       94   100.0
$350,000.01 to $500,000.00                167      74,400,388       28.2      6.022      5.763      739       73    86.7
$500,000.01 to $650,000.00                147      85,325,594       32.4      6.051      5.792      740       75    89.2
$650,000.01 to $800,000.00                 49      35,779,709       13.6      6.012      5.753      740       77    85.3
$800,000.01 to $950,000.00                 34      29,838,167       11.3      5.885      5.626      751       71    88.1
$950,000.01 to $1,100,000.00               24      23,912,552        9.1      5.972      5.713      750       71    91.8
$1,100,000.01 to $1,250,000.00              1       1,200,000        0.5      6.000      5.741      757       77   100.0
$1,250,000.01 to $1,400,000.00              2       2,600,000        1.0      5.938      5.679      775       72    50.0
$1,400,000.01 to $1,550,000.00              1       1,540,000        0.6      6.000      5.741      779       70   100.0
$1,550,000.01 to $1,700,000.00              1       1,640,000        0.6      6.000      5.741      747       59   100.0
$1,850,000.01 to $2,000,000.00              2       4,000,000        1.5      6.000      5.741      754       74   100.0
$2,900,000.01 to $3,050,000.00              1       2,925,000        1.1      5.625      5.366      794       44   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Principal Balance                       %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------------
$50,000.01 to $200,000.00                    0.0      0.0     100.0          0.0      118            2
$200,000.01 to $350,000.00                   0.0    100.0     100.0          0.0      115            5
$350,000.01 to $500,000.00                  13.8     89.0     100.0          0.0      120            0
$500,000.01 to $650,000.00                  17.6     91.0      99.3          0.7      120            0
$650,000.01 to $800,000.00                  19.7     96.1     100.0          0.0      120            0
$800,000.01 to $950,000.00                  28.7     97.3     100.0          0.0      120            0
$950,000.01 to $1,100,000.00                20.9     91.8     100.0          0.0      120            0
$1,100,000.01 to $1,250,000.00               0.0    100.0     100.0          0.0      120            0
$1,250,000.01 to $1,400,000.00             100.0     50.0     100.0          0.0      120            0
$1,400,000.01 to $1,550,000.00             100.0    100.0     100.0          0.0      120            0
$1,550,000.01 to $1,700,000.00             100.0    100.0     100.0          0.0      120            0
$1,850,000.01 to $2,000,000.00             100.0     50.0     100.0          0.0      120            0
$2,900,000.01 to $3,050,000.00             100.0    100.0     100.0          0.0      119            1
------------------------------------------------------------------------------------------------------
Total:                                      22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Current Rate                            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
4.750% to 4.999%                            2      $1,493,999       0.6%      4.806      4.547      736       53    44.4
5.000% to 5.249%                            2       1,364,859        0.5      5.000      4.741      772       63    30.5
5.250% to 5.499%                           12       7,596,510        2.9      5.310      5.051      732       66    93.1
5.500% to 5.749%                           51      31,065,449       11.8      5.588      5.329      746       70    88.3
5.750% to 5.999%                          107      66,013,281       25.0      5.837      5.578      741       72    86.0
6.000% to 6.249%                          149      91,304,136       34.6      6.053      5.794      747       75    91.8
6.250% to 6.499%                           74      44,228,188       16.8      6.296      6.037      743       75    86.8
6.500% to 6.749%                           22      13,619,248        5.2      6.557      6.298      733       79    86.2
6.750% to 6.999%                            7       3,987,408        1.5      6.770      6.511      753       78   100.0
7.000% to 7.249%                            1         668,000        0.3      7.000      6.741      759       80   100.0
7.250% to 7.499%                            2       1,288,000        0.5      7.324      7.065      696       80    41.0
7.500% to 7.749%                            1         469,600        0.2      7.500      7.241      766       80   100.0
7.750% to 7.999%                            1         524,552        0.2      7.875      7.616      672       80   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
Current Rate                   %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------
4.750% to 4.999%                    0.0    100.0     100.0          0.0      120            0
5.000% to 5.249%                    0.0    100.0     100.0          0.0      119            1
5.250% to 5.499%                   23.6    100.0     100.0          0.0      119            1
5.500% to 5.749%                   33.7     97.1     100.0          0.0      119            1
5.750% to 5.999%                   24.9     93.9      99.1          0.9      120            0
6.000% to 6.249%                   17.3     87.6     100.0          0.0      120            0
6.250% to 6.499%                   14.3     87.1     100.0          0.0      120            0
6.500% to 6.749%                   34.9     93.0     100.0          0.0      120            0
6.750% to 6.999%                   26.4     86.1     100.0          0.0      120            0
7.000% to 7.249%                  100.0    100.0     100.0          0.0      120            0
7.250% to 7.499%                  100.0    100.0     100.0          0.0      120            0
7.500% to 7.749%                    0.0    100.0     100.0          0.0      120            0
7.750% to 7.999%                    0.0    100.0     100.0          0.0      120            0
---------------------------------------------------------------------------------------------
Total:                             22.2     91.1      99.8          0.2      120            0
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Original Term                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
360                                       431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Original Term                     %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
360                                   22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------
Total:                                22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31         Group 4 - 10yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Age                                     Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
0                                         326    $203,242,125      77.1%      6.042      5.783      744       74    87.7
1                                          87      51,143,305       19.4      5.884      5.625      741       72    89.2
2                                          14       7,402,223        2.8      5.805      5.546      745       68   100.0
3                                           2       1,061,264        0.4      5.918      5.659      741       60    46.8
4                                           1         486,812        0.2      5.875      5.616      765       80   100.0
5                                           1         287,500        0.1      5.250      4.991      723       94   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Age                               %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
0                                     20.8     90.5      99.7          0.3      120            0
1                                     26.6     93.3     100.0          0.0      119            1
2                                     31.2     90.1     100.0          0.0      118            2
3                                     46.8    100.0     100.0          0.0      117            3
4                                      0.0    100.0     100.0          0.0      116            4
5                                      0.0    100.0     100.0          0.0      115            5
------------------------------------------------------------------------------------------------
Total:                                22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
20.001% to 30.000%                          1        $480,000       0.2%      5.875      5.616      745       23   100.0
30.001% to 40.000%                          4       2,348,000        0.9      5.807      5.548      775       35   100.0
40.001% to 50.000%                         13      10,876,904        4.1      5.639      5.380      754       45    66.1
50.001% to 60.000%                         27      16,467,611        6.2      5.812      5.553      744       56    81.0
60.001% to 70.000%                         70      43,274,145       16.4      5.978      5.719      739       67    90.9
70.001% to 75.000%                         36      24,690,625        9.4      5.934      5.675      746       73    86.6
75.001% to 80.000%                        278     164,496,446       62.4      6.065      5.806      743       79    89.6
85.001% to 90.000%                          1         702,000        0.3      6.375      6.116      710       90   100.0
90.001% to 95.000%                          1         287,500        0.1      5.250      4.991      723       94   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
Original Loan-To-Value Ratio           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------------
20.001% to 30.000%                          0.0    100.0     100.0          0.0      119            1
30.001% to 40.000%                         17.7    100.0     100.0          0.0      120            0
40.001% to 50.000%                         35.6     93.9     100.0          0.0      119            1
50.001% to 60.000%                         35.4     94.1     100.0          0.0      120            0
60.001% to 70.000%                         20.2     92.6     100.0          0.0      120            0
70.001% to 75.000%                         36.6     77.1      97.6          2.4      120            0
75.001% to 80.000%                         18.7     92.1     100.0          0.0      120            0
85.001% to 90.000%                          0.0    100.0     100.0          0.0      120            0
90.001% to 95.000%                          0.0    100.0     100.0          0.0      115            5
-----------------------------------------------------------------------------------------------------
Total:                                     22.2     91.1      99.8          0.2      120            0
-----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio            Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
0.001% - 50.000%                           15     $11,307,763       4.3%      5.695      5.436      762       43    71.4
50.001% - 60.000%                          27      16,617,611        6.3      5.775      5.516      742       55    86.3
60.001% - 70.000%                          62      36,118,713       13.7      5.950      5.691      740       67    85.5
70.001% - 75.000%                          29      18,015,525        6.8      5.921      5.662      748       73    81.7
75.001% - 80.000%                         145      89,422,411       33.9      6.021      5.762      746       79    89.8
80.001% - 85.000%                          14      10,628,410        4.0      5.969      5.710      735       74    92.6
85.001% - 90.000%                         103      61,821,123       23.5      6.099      5.840      746       79    89.5
90.001% - 95.000%                          17       9,897,070        3.8      5.971      5.712      723       78    92.5
95.001% - 100.000%                         19       9,794,604        3.7      6.383      6.124      719       79   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Combined Loan-To-Value Ratio         %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
0.001% - 50.000%                         29.5     94.2     100.0          0.0      119            1
50.001% - 60.000%                        30.0     94.1     100.0          0.0      120            0
60.001% - 70.000%                        20.3     91.2     100.0          0.0      120            0
70.001% - 75.000%                        31.9     79.7      96.7          3.3      120            0
75.001% - 80.000%                        24.3     92.3     100.0          0.0      120            0
80.001% - 85.000%                        25.6     81.2     100.0          0.0      120            0
85.001% - 90.000%                         6.4     90.9     100.0          0.0      120            0
90.001% - 95.000%                        39.3    100.0     100.0          0.0      120            0
95.001% - 100.000%                       50.2     95.7     100.0          0.0      120            0
---------------------------------------------------------------------------------------------------
Total:                                   22.2     91.1      99.8          0.2      120            0
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
FICO Score                              Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
660 to 679                                 20     $10,077,843       3.8%      6.180      5.921      669       73    89.6
680 to 699                                 28      15,935,970        6.0      6.090      5.831      691       75    77.3
700 to 719                                 83      48,158,501       18.3      6.000      5.741      710       75    89.7
720 to 739                                 77      45,998,552       17.4      5.923      5.664      730       73    89.0
740 to 759                                 70      45,199,955       17.1      6.040      5.781      750       73    91.1
760 to 779                                 84      54,161,890       20.5      5.988      5.729      770       75    89.1
780 to 799                                 56      37,222,298       14.1      5.999      5.740      788       71    86.1
800 to 819                                 12       5,869,220        2.2      6.024      5.765      804       73    92.6
820 to 839                                  1         999,000        0.4      5.750      5.491      820       80     0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
FICO Score                    %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
660 to 679                        39.5     91.7     100.0          0.0      120            0
680 to 699                        56.2    100.0     100.0          0.0      120            0
700 to 719                        14.8     94.7     100.0          0.0      120            0
720 to 739                        14.1     94.1      98.7          1.3      120            0
740 to 759                        21.5     87.0     100.0          0.0      120            0
760 to 779                        21.0     91.4     100.0          0.0      120            0
780 to 799                        28.2     82.9     100.0          0.0      120            0
800 to 819                         8.5     91.9     100.0          0.0      120            0
820 to 839                         0.0    100.0     100.0          0.0      120            0
--------------------------------------------------------------------------------------------
Total:                            22.2     91.1      99.8          0.2      120            0
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
States                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
AZ                                         15      $9,850,373       3.7%      6.228      5.969      736       74    90.3
CA                                        303     182,732,444       69.3      5.972      5.713      743       73    88.9
CO                                          3       1,612,875        0.6      6.122      5.863      744       77   100.0
CT                                          4       3,079,000        1.2      6.016      5.757      758       70   100.0
DE                                          1         475,000        0.2      6.125      5.866      801       54   100.0
FL                                         21      13,221,354        5.0      5.975      5.716      742       73    92.2
GA                                          5       2,437,420        0.9      5.927      5.668      718       77    59.4
HI                                          5       5,430,200        2.1      6.063      5.804      766       76    81.6
IA                                          1         532,000        0.2      5.500      5.241      742       70   100.0
IL                                          4       2,844,995        1.1      5.971      5.712      723       65    73.6
MA                                          1         702,000        0.3      5.750      5.491      809       80   100.0
MD                                         10       5,892,646        2.2      6.197      5.938      746       76    64.1
MI                                          2       1,005,000        0.4      6.121      5.862      750       80   100.0
MN                                          1         438,298        0.2      5.625      5.366      767       80   100.0
NC                                          3       1,522,250        0.6      6.394      6.135      746       77    67.2
NJ                                         12       7,396,200        2.8      6.055      5.796      748       73   100.0
NM                                          1         424,000        0.2      6.375      6.116      661       80   100.0
NV                                          4       2,354,133        0.9      6.182      5.923      728       77   100.0
NY                                          5       2,671,400        1.0      6.167      5.908      741       77   100.0
OR                                          1         440,000        0.2      6.000      5.741      789       80     0.0
SC                                          3       1,710,857        0.6      5.829      5.570      751       80   100.0
TN                                          2       1,107,200        0.4      6.016      5.757      687       80   100.0
TX                                          3       2,300,000        0.9      6.072      5.813      769       75   100.0
UT                                          2       1,799,200        0.7      6.194      5.935      747       73   100.0
VA                                          8       4,957,750        1.9      6.050      5.791      745       75    75.9
WA                                         11       6,686,634        2.5      6.054      5.795      755       77    71.8
--------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
--------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
States                                 %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------------
AZ                                         41.8     88.4     100.0          0.0      120            0
CA                                         19.0     94.2     100.0          0.0      120            0
CO                                         34.9     66.9     100.0          0.0      120            0
CT                                          0.0    100.0     100.0          0.0      120            0
DE                                          0.0      0.0     100.0          0.0      120            0
FL                                         22.6     91.0      95.5          4.5      120            0
GA                                         47.6     81.9     100.0          0.0      119            1
HI                                         67.9     44.8     100.0          0.0      120            0
IA                                          0.0    100.0     100.0          0.0      119            1
IL                                         29.7    100.0     100.0          0.0      120            0
MA                                          0.0    100.0     100.0          0.0      120            0
MD                                         12.6     93.0     100.0          0.0      120            0
MI                                         51.7    100.0     100.0          0.0      119            1
MN                                        100.0    100.0     100.0          0.0      119            1
NC                                         36.5      0.0     100.0          0.0      119            1
NJ                                         24.2     57.5     100.0          0.0      120            0
NM                                        100.0      0.0     100.0          0.0      120            0
NV                                         34.8    100.0     100.0          0.0      120            0
NY                                         22.6    100.0     100.0          0.0      120            0
OR                                          0.0    100.0     100.0          0.0      120            0
SC                                          0.0     64.5     100.0          0.0      120            0
TN                                        100.0    100.0     100.0          0.0      119            1
TX                                          0.0    100.0     100.0          0.0      120            0
UT                                          0.0    100.0     100.0          0.0      119            1
VA                                         23.4    100.0     100.0          0.0      119            1
WA                                         35.1    100.0     100.0          0.0      120            0
-----------------------------------------------------------------------------------------------------
Total:                                     22.2     91.1      99.8          0.2      120            0
-----------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31         Group 4 - 10yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
Index                                   Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
--------------------------------------------------------------------------------------------------------------------------
1 YR CMT                                    1        $600,000       0.2%      5.875      5.616      736       73     0.0
1 YR LIBOR                                430     263,023,230       99.8      6.003      5.744      743       73    88.4
--------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
--------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Index                             %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
1 YR CMT                               0.0    100.0       0.0        100.0      120            0
1 YR LIBOR                            22.3     91.1     100.0          0.0      120            0
------------------------------------------------------------------------------------------------
Total:                                22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Margin                                  Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
2.250%                                    430    $263,023,230      99.8%      6.003      5.744      743       73    88.4
2.750%                                      1         600,000        0.2      5.875      5.616      736       73     0.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Margin                            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
2.250%                                22.3     91.1     100.0          0.0      120            0
2.750%                                 0.0    100.0       0.0        100.0      120            0
------------------------------------------------------------------------------------------------
Total:                                22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Caps - as given on the tape             Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
5/2/5                                     428    $262,174,961      99.5%      6.002      5.743      744       74    88.3
6/2/6                                       3       1,448,268        0.5      6.132      5.873      714       67    61.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Caps - as given on the tape           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------------
5/2/5                                     22.4     91.1      99.8          0.2      120            0
6/2/6                                      0.0    100.0     100.0          0.0      118            2
----------------------------------------------------------------------------------------------------
Total:                                    22.2     91.1      99.8          0.2      120            0
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Max Rate                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
9.500% to 9.999%                            2      $1,493,999       0.6%      4.806      4.547      736       53    44.4
10.000% to 10.499%                         14       8,961,369        3.4      5.263      5.004      738       66    83.5
10.500% to 10.999%                        157      96,514,462       36.6      5.758      5.499      743       71    87.2
11.000% to 11.499%                        222     135,132,324       51.3      6.132      5.873      746       75    90.1
11.500% to 11.999%                         29      17,686,924        6.7      6.574      6.315      737       78    86.2
12.000% to 12.499%                          4       2,356,000        0.9      7.050      6.791      725       80    67.7
12.500% to 12.999%                          3       1,478,152        0.6      7.347      7.088      709       80   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Max Rate                          %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
9.500% to 9.999%                       0.0    100.0     100.0          0.0      120            0
10.000% to 10.499%                    20.0    100.0     100.0          0.0      119            1
10.500% to 10.999%                    27.9     94.9      99.4          0.6      120            0
11.000% to 11.499%                    16.4     87.4     100.0          0.0      120            0
11.500% to 11.999%                    32.8     91.5     100.0          0.0      120            0
12.000% to 12.499%                    83.0    100.0     100.0          0.0      120            0
12.500% to 12.999%                     0.0    100.0     100.0          0.0      120            0
------------------------------------------------------------------------------------------------
Total:                                22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Original Months to Roll                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
120                                       431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Original Months to Roll            %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
120                                    22.2     91.1      99.8          0.2      120            0
-------------------------------------------------------------------------------------------------
Total:                                 22.2     91.1      99.8          0.2      120            0
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Months to Roll                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
115                                         1        $287,500       0.1%      5.250      4.991      723       94   100.0
116                                         1         486,812        0.2      5.875      5.616      765       80   100.0
117                                         2       1,061,264        0.4      5.918      5.659      741       60    46.8
118                                        14       7,402,223        2.8      5.805      5.546      745       68   100.0
119                                        87      51,143,305       19.4      5.884      5.625      741       72    89.2
120                                       326     203,242,125       77.1      6.042      5.783      744       74    87.7
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Months to Roll                        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------------
115                                        0.0    100.0     100.0          0.0      115            5
116                                        0.0    100.0     100.0          0.0      116            4
117                                       46.8    100.0     100.0          0.0      117            3
118                                       31.2     90.1     100.0          0.0      118            2
119                                       26.6     93.3     100.0          0.0      119            1
120                                       20.8     90.5      99.7          0.3      120            0
----------------------------------------------------------------------------------------------------
Total:                                    22.2     91.1      99.8          0.2      120            0
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Property Type                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                                  4      $3,520,000       1.3%      6.133      5.874      761       77    63.1
CONDOMINIUM                                52      28,191,840       10.7      6.044      5.785      751       79    91.1
PUD                                       123      80,868,401       30.7      6.020      5.761      743       73    89.1
SINGLE FAMILY                             252     151,042,989       57.3      5.983      5.724      742       73    87.7
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Property Type                        %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
2-4 FAMILY                               62.5     63.1     100.0          0.0      120            0
CONDOMINIUM                               8.7     72.8     100.0          0.0      120            0
PUD                                      24.6     90.6     100.0          0.0      120            0
SINGLE FAMILY                            22.6     95.4      99.6          0.4      120            0
---------------------------------------------------------------------------------------------------
Total:                                   22.2     91.1      99.8          0.2      120            0
---------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Occupancy Code                          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Primary                                   392    $240,161,343      91.1%      5.994      5.735      742       73    87.8
Second Home                                39      23,461,887        8.9      6.091      5.832      755       74    92.3
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Occupancy Code                      %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
Primary                                 20.9    100.0      99.8          0.2      120            0
Second Home                             35.5      0.0     100.0          0.0      120            0
--------------------------------------------------------------------------------------------------
Total:                                  22.2     91.1      99.8          0.2      120            0
--------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Purpose                                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
Cashout Refi                              102     $60,344,204      22.9%      5.999      5.740      733       68    85.7
Purchase                                  271     167,861,118       63.7      6.025      5.766      747       77    89.6
RateTerm Refi                              58      35,417,908       13.4      5.903      5.644      746       69    85.7
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
Purpose                           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
------------------------------------------------------------------------------------------------
Cashout Refi                          46.3     89.5     100.0          0.0      120            0
Purchase                              12.1     90.7     100.0          0.0      120            0
RateTerm Refi                         29.1     95.7      98.3          1.7      120            0
------------------------------------------------------------------------------------------------
Total:                                22.2     91.1      99.8          0.2      120            0
------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.              CWMBS 2005-31         Group 4 - 10yr Hybrids
                            Cut-off - December 1, 2005
------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Documentation Type                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
ALT                                        59     $33,210,489      12.6%      5.942      5.683      725       73    88.4
FULL                                       81      58,608,894       22.2      6.001      5.742      739       71    86.6
PREFERRED                                 287     169,831,025       64.4      6.008      5.749      749       74    88.9
RED                                         4       1,972,820        0.7      6.595      6.336      702       71    71.4
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
Documentation Type                   %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
---------------------------------------------------------------------------------------------------
ALT                                       0.0     93.8      98.2          1.8      120            0
FULL                                    100.0     85.8     100.0          0.0      120            0
PREFERRED                                 0.0     92.3     100.0          0.0      120            0
RED                                       0.0    100.0     100.0          0.0      119            1
---------------------------------------------------------------------------------------------------
Total:                                   22.2     91.1      99.8          0.2      120            0
---------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Flag                 Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
N                                         233    $142,902,918      54.2%      6.063      5.804      746       73    87.0
Y                                         198     120,720,311       45.8      5.931      5.672      740       74    89.5
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
Prepayment Penalty Flag               %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
----------------------------------------------------------------------------------------------------
N                                         24.2     90.3     100.0          0.0      120            0
Y                                         19.9     92.1      99.5          0.5      120            0
----------------------------------------------------------------------------------------------------
Total:                                    22.2     91.1      99.8          0.2      120            0
----------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Terms                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0                                         233    $142,902,918      54.2%      6.063      5.804      746       73    87.0
12                                        144      86,819,249       32.9      5.924      5.665      740       74    89.6
36                                         33      21,146,119        8.0      5.938      5.679      739       74    93.9
60                                         21      12,754,943        4.8      5.971      5.712      747       75    82.3
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Prepayment Penalty Terms           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------
0                                      24.2     90.3     100.0          0.0      120            0
12                                     17.2     90.7     100.0          0.0      120            0
36                                     31.8    100.0     100.0          0.0      120            0
60                                     18.1     88.2      95.3          4.7      120            0
-------------------------------------------------------------------------------------------------
Total:                                 22.2     91.1      99.8          0.2      120            0
-------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Description          Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
1 year Hard Prepay                        144     $86,819,249      32.9%      5.924      5.665      740       74    89.6
3 year Soft Prepay                         33      21,146,119        8.0      5.938      5.679      739       74    93.9
5 year Soft Prepay                         21      12,754,943        4.8      5.971      5.712      747       75    82.3
No Prepay                                 233     142,902,918       54.2      6.063      5.804      746       73    87.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
Prepayment Penalty Description           %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-------------------------------------------------------------------------------------------------------
1 year Hard Prepay                           17.2     90.7     100.0          0.0      120            0
3 year Soft Prepay                           31.8    100.0     100.0          0.0      120            0
5 year Soft Prepay                           18.1     88.2      95.3          4.7      120            0
No Prepay                                    24.2     90.3     100.0          0.0      120            0
-------------------------------------------------------------------------------------------------------
Total:                                       22.2     91.1      99.8          0.2      120            0
-------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
N                                          52     $31,185,950      11.8%      5.958      5.699      744       71     0.0
Y                                         379     232,437,279       88.2      6.009      5.750      743       74   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
Interest Only                 %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------
N                                 25.2     94.2      98.1          1.9      120            0
Y                                 21.8     90.7     100.0          0.0      120            0
--------------------------------------------------------------------------------------------
Total:                            22.2     91.1      99.8          0.2      120            0
--------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Interest Only                           Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
0.000                                      52     $31,185,950      11.8%      5.958      5.699      744       71     0.0
120.000                                   379     232,437,279       88.2      6.009      5.750      743       74   100.0
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Interest Only                       %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
0.000                                   25.2     94.2      98.1          1.9      120            0
120.000                                 21.8     90.7     100.0          0.0      120            0
--------------------------------------------------------------------------------------------------
Total:                                  22.2     91.1      99.8          0.2      120            0
--------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
----------------------------------------------------------------------------------------------------------------------------
CurrLTV <= 80                             429    $262,633,730      99.6%      6.003      5.744      743       73    88.1
CurrLTV > 80 and Insured                    2         989,500        0.4      6.048      5.789      714       91   100.0
----------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Mortgage Insurance                  %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
--------------------------------------------------------------------------------------------------
CurrLTV <= 80                           22.3     91.1      99.8          0.2      120            0
CurrLTV > 80 and Insured                 0.0    100.0     100.0          0.0      119            1
--------------------------------------------------------------------------------------------------
Total:                                  22.2     91.1      99.8          0.2      120            0
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Servicer                                Count         Balance    Percent       GWAC       NWAC     FICO      LTV     %IO
---------------------------------------------------------------------------------------------------------------------------
Countrywide                               431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------
Total:                                    431    $263,623,230     100.0%      6.003      5.744      743       73    88.2
---------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Servicer                         %FullDoc      %OO   %1yrLIB      %1yrCMT      MTR          Age
-----------------------------------------------------------------------------------------------
Countrywide                          22.2     91.1      99.8          0.2      120            0
-----------------------------------------------------------------------------------------------
Total:                               22.2     91.1      99.8          0.2      120            0
-----------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                                   Page 4 of 4